MET INVESTORS SERIES TRUST

5 Park Plaza

Suite 1900

Irvine, California 92614

800-638-7732

Statement of Additional Information

April 30, 2012, as amended June 6, 2012

Portfolios

AllianceBernstein Global Dynamic Allocation Portfolio

American Funds® Bond Portfolio

American Funds® Growth Portfolio

American Funds® International Portfolio

AQR Global Risk Balanced Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

Clarion Global Real Estate Portfolio

Dreman Small Cap Value Portfolio

Met/Eaton Vance Floating Rate Portfolio

Met/Franklin Income Portfolio

Met/Franklin Low Duration Total Return Portfolio

Met/Franklin Mutual Shares Portfolio

Goldman Sachs Mid Cap Value Portfolio

Harris Oakmark International Portfolio

Invesco Small Cap Growth Portfolio

Janus Forty Portfolio

Lazard Mid Cap Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio

Loomis Sayles Global Markets Portfolio

Lord Abbett Bond Debenture Portfolio

Lord Abbett Mid Cap Value Portfolio

MFS® Emerging Markets Equity Portfolio

MFS® Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Pioneer Fund Portfolio

Pioneer Strategic Income Portfolio

Pyramis® Government Income Portfolio

RCM Technology Portfolio

Rainier Large Cap Equity Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

Met/Templeton Growth Portfolio

Met/Templeton International Bond Portfolio

Third Avenue Small Cap Value Portfolio

Turner Mid Cap Growth Portfolio

Van Kampen Comstock Portfolio

Asset Allocation Portfolios

American Funds® Moderate Allocation Portfolio

American Funds® Balanced Allocation Portfolio

American Funds® Growth Allocation Portfolio

BlackRock Global Tactical Strategies Portfolio

MetLife Defensive Strategy Portfolio

MetLife Moderate Strategy Portfolio

MetLife Balanced Strategy Portfolio

MetLife Balanced Plus Portfolio

MetLife Growth Strategy Portfolio

MetLife Aggressive Strategy Portfolio

Met/Franklin Templeton Founding Strategy Portfolio

SSgA Growth ETF Portfolio

SSgA Growth and Income ETF Portfolio

This Statement of Additional Information provides supplementary information pertaining to shares of 53 investment portfolios (“Portfolios”) of Met Investors Series Trust (the “Trust”), an open-end management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Summary Prospectuses and the Prospectuses dated April 30, 2012 for, as applicable, the Class A, Class B, Class C and Class E shares of the Portfolios listed above. The Summary Prospectuses and the Prospectuses may be obtained by writing to the Trust at the address above or by calling 800-638-7732.

With the exceptions of the BlackRock Global Strategies Portfolio, MetLife Balanced Plus Portfolio, SSgA Growth ETF Portfolio and SSgA Growth and Income ETF Portfolio, the Portfolios listed under the heading Asset Allocation Portfolios are collectively referred to herein as the “Allocation Portfolios” and individually, an “Allocation Portfolio.” Each of American Funds® Bond Portfolio, American Funds® Growth Portfolio and American Funds® International Portfolio are collectively referred to herein as the “Feeder Portfolios” and individually, a “Feeder Portfolio.” Each of SSgA Growth ETF Portfolio and SSgA Growth and Income Portfolio are collectively referred to herein as the “ETF Portfolios” and individually, an “ETF Portfolio.” Unless otherwise defined herein, capitalized terms have the meanings given to them in each Summary Prospectus and Prospectus.

The audited financial statements described in “Financial Statements” herein for the periods ended December 31, 2011, including the financial highlights, appearing in the Trust’s Annual Reports to Shareholders, filed electronically with the Securities and Exchange Commission (“SEC”) on March 9, 2012 (File No. 811-10183), are incorporated by reference and made part of this document.

No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information, in the Summary Prospectuses or in the Prospectuses and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Summary Prospectuses and the Prospectuses. In addition to the Portfolios’ principal investment strategies discussed in the Prospectuses, each Portfolio, except an Allocation Portfolio, may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each Portfolio, other than an Allocation Portfolio, may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions as set forth in the Summary Prospectus, the Prospectus or this SAI.

Each Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds managed by MetLife Advisers, LLC (the “Adviser”) or its affiliates or unaffiliated third party investment advisers (“Third Party Funds”), as applicable (collectively, the “Underlying Portfolios”). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an investment in an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, please see the April 30, 2012 summary prospectuses, prospectuses and statement of additional information of Metropolitan Series Fund (SEC File No. 811-03618). For additional information about Underlying Portfolios that are Third Party Funds, please see the current prospectus and statement of additional information applicable to such Third Party Fund.

Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Adviser’s allocation of the Allocation Portfolio’s assets among the Underlying Portfolios. Accordingly, each Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in “Money Market Securities,” “Other Investment Companies” and “U.S. Government Securities” also applies generally to direct investments that may be made by the Allocation Portfolios.

Each Feeder Portfolio operates as a “feeder fund” which means that the Feeder Portfolio does not buy investment securities directly. Instead, it invests in a “Master Fund,” which in turn purchases investment securities. Each Feeder Portfolio has essentially the same investment objective and limitations as its Master Fund. Each Master Fund is a series of American Funds Insurance Series (“American Funds”). Each Feeder Portfolio will purchase Class 1 shares of the corresponding Master Fund as set forth below:

TRUST FEEDER PORTFOLIO	AMERICAN FUNDS MASTER FUND
American Funds® Bond Portfolio	Bond Fund
American Funds® Growth Portfolio	Growth Fund
American Funds® International Portfolio	International Fund

As a shareholder in a Master Fund, a Feeder Portfolio bears its ratable share of the Master Fund’s expenses, including advisory and administration fees. A Feeder Portfolio may withdraw its entire investment from a Master Fund at any time the Adviser, subject to approval of the Trust’s Board of Trustees, decides it is in the best interest of the shareholders of the Feeder Portfolio to do so.

The Board of Trustees of the Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund’s performance, monitor investment activities and practices and discuss other matters affecting each Master Fund.

The investment policies and restrictions of each Master Fund are described in the statement of additional information for the Master Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUNDS IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

Each ETF Portfolio operates under a “fund of funds” structure, investing at least 80% of its net assets in other funds known as exchange-traded funds (“Underlying ETFs”). In addition to investments in shares of Underlying ETFs that are linked to an index, an ETF Portfolio may invest in other types of securities, including: Underlying ETFs or other pooled investments that do not track an index, but rather track specific commodities, sectors or countries (up to 10% of its net assets); other registered investment companies that are not exchange-traded funds, including exchanged-traded notes; money market funds; and for cash management purposes, repurchase agreements, U.S. government securities and money market securities. In addition to the fees directly associated with an investment in an ETF Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying ETFs or other investment companies in which the ETF Portfolio invests. For additional information about the investment policies and restrictions of the Underlying ETFs, please see their respective summary prospectuses, prospectuses and statements of additional information.

Each ETF Portfolio invests in shares of the Underlying ETFs, and its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as SSgA Funds Management, Inc.’s (“SSgA FM”) allocation of the ETF Portfolio’s assets among the Underlying ETFs. Accordingly, each ETF Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying ETFs, as described in the Summary Prospectus and Prospectus, in direct proportion to the amount of assets each ETF Portfolio allocates to the Underlying ETFs utilizing such strategies.

The MetLife Balanced Plus Portfolio invests a substantial portion of its assets in Underlying Portfolios. In addition to the fees directly associated with the MetLife Balanced Plus Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Portfolio invests.

The MetLife Balanced Plus Portfolio invests in Class A shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Adviser’s allocation among the Underlying Portfolios. Accordingly, the MetLife Balanced Plus Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below.

The BlackRock Global Tactical Strategies Portfolio operates under a “fund of funds” structure, investing a substantial portion of its assets in Underlying ETFs. In addition to the fees directly associated with the BlackRock Global Tactical Strategies Portfolio, an investor in the Portfolio will also indirectly bear the fees of the Underlying ETFs in which the Portfolio invests. For additional information about the Underlying ETFs, please see their respective summary prospectuses, prospectuses and statements of additional information.

The BlackRock Global Tactical Strategies Portfolio invests in shares of the Underlying ETFs and its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Portfolio’s Subadviser’s allocation among the Underlying ETFs. Accordingly, the BlackRock Global Tactical Strategies Portfolio’s investment performance will be influenced by the investment strategies of and risk associated with the Underlying ETFs, as described in the Portfolio’s Summary Prospectus and Prospectus.

Asset-Backed Securities

As indicated in Appendix A, certain Portfolios may invest in or have exposure to asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life of asset-backed securities. A faster prepayment rate will shorten the average life and a slower prepayment rate will lengthen it.

The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Bank Capital Securities

As indicated in Appendix A, certain Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Bank capital is generally, but not always, of investment grade quality. Some bank capital securities take the form of trust preferred securities. Other bank capital securities are commonly thought of as hybrids of debt and preferred stock and are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This feature, under certain conditions, allows the issuer bank to withhold payment of interest until a later date. However, such deferred interest payments generally earn interest.

Bonds

As indicated in Appendix A, certain Portfolios may invest in or have exposure to one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Unless required by applicable law, a Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security. Neither event would require the Portfolio to sell the debt security, but the Portfolio’s Subadviser would consider such events in the determining whether the Portfolio should continue to hold it.

Brady Bonds

As indicated in Appendix A, certain Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Collateralized Obligations

As indicated in Appendix A, certain Portfolios may invest in collateralized obligations. A Portfolio may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CDOs, CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or the trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other

CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolio as illiquid securities. However, an active dealer market may exist for CBOs, CLOs and other CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios’ Summary Prospectuses and Prospectuses (e.g., interest rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities

As indicated in Appendix A, certain Portfolios may invest in convertible securities. A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio’s investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any bonds, debentures, notes, preferred stock or other security which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to convert or otherwise exchange the securities for common stock or other equity securities of the same issuer or a different issuer, at specified prices within a certain period of time.

Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible debt securities of similar quality because of the potential for capital appreciation.

Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio’s Subadviser will consider such event in its determination of whether the Portfolio should continue to hold the securities. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities generally entail more risk than its debt obligations. In addition, convertible securities are often lower-rated securities than more senior debt obligations.

Credit Default Swaps

As indicated in Appendix A, certain Portfolios may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). A Portfolio’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio with a third party to cover the Portfolio’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.

In addition to using credit default swaps for hedging purposes, the AllianceBernstein Global Dynamic Allocation Portfolio, Met/Franklin Low Duration Total Return Portfolio, Met/Franklin Mutual Shares Portfolio, MetLife Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Pioneer Strategic Income Portfolio and Met/Templeton International Bond Portfolio may also use credit default swaps for other investment purposes.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio will value the credit default swap at its notional amount or at market value depending on the applicable investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Options on Credit Default Swap Agreements. The BlackRock High Yield, Met/Franklin Low Duration Total Return, MetLife Balanced Plus, PIMCO Inflation Protected Bond, PIMCO Total Return and Met/Templeton International Bond Portfolios may use options on credit default swaps for hedging and other investment purposes. An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Similar to a credit default swap, options on a credit default swap are traded over the counter and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Credit Linked Notes (“CLNs”)

As indicated in Appendix A, certain Portfolios may purchase CLNs. A CLN is an instrument in which a special purpose entity (the “Note Issuer”) issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

Depositary Receipts

As indicated in Appendix A, certain Portfolios may invest in depositary receipts. A Portfolio may purchase foreign securities in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. ADRs, GDRs and EDRs, like other depositary receipts, are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Dollar Rolls

As indicated in Appendix A, certain Portfolios may engage in dollar roll transactions. In dollar roll transactions, a Portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price of the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the Subadviser or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Event-Linked Bonds

As indicated in Appendix A, certain Portfolios may invest in event-linked bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Exchange Traded Grantor Trusts

As indicated in Appendix A, certain Portfolios may invest in exchange traded grantor trusts (“ETGTs”). An ETGT is a trust comprised of a fixed basket of stocks or commodities, often representing a specific sector or industry. ETGTs are unmanaged, and once composed, their portfolios generally do not change. If a company originally owned by an ETGT is merged or fails, it is not replaced within the ETGT. This may result in a concentration of the ETGT’s holdings or a diversion from the ETGT’s initial industry or sector focus. Like exchange-traded funds (“ETFs”), ETGTs are traded on an exchange. However, unlike ETFs, an investor in an ETGT holds the shares of the underlying stocks, retaining voting rights and dividend distributions. Further, ETGTs may be deconstructed, and the underlying stocks distributed to the owners. The risks involved in investing in an ETGT are the same as those associated with investing in the underlying stocks, including market risk, sector risk, concentration risk, performance risk and risks associated with a lack of active management.

ETGTs are generally inexpensive to maintain and investors pay a transaction cost and an annual custody fee. However, because interests in ETGTs are sold only in round lots of 100, they are expensive for small investors. In addition, because of their often narrow focus, investments in ETGTs generally are not well suited for buy and hold strategies, but instead as short term, tactical investments.

Exchange-Traded Notes

As indicated in Appendix A, certain Portfolios may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. ETNs can be traded on an exchange at market price or held until maturity. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy.

An investment in an ETN involves risks, such as market risk, liquidity risk and counterparty risk. For example, the value of an ETN will change as the value of the underlying market benchmark or strategy fluctuates. The prices of underlying market benchmarks are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the benchmarks and, consequently, the value of an ETN. In addition, if the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount.

The issuer of an ETN may restrict the ETN’s redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are also subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to a downgrade in the issuer’s credit rating despite no change in the underlying market benchmark.

Floaters

As indicated in Appendix A, certain Portfolios may invest in floaters. Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency Transactions

As indicated in Appendix A, certain Portfolios may engage in foreign currency transactions. Foreign currency transactions include: (1) forward foreign currency exchange contracts, (2) foreign currency futures contracts, (3) put and call options on foreign currency futures contracts and on foreign currencies, (4) the purchase and sale of foreign currency on a spot (or cash) basis, and (5) currency swaps. These Portfolios may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income to the extent the Portfolio holds securities or other assets that are denominated in that foreign currency. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Certain Portfolios may invest in the following types of foreign currency transactions:

Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or to protect against uncertainty in the level of future exchange rates. The Subadviser to a Portfolio may engage in foreign currency exchange transactions in connection with implementing the investment strategy of the Portfolio, the purchase and sale of portfolio securities (“transaction hedging”), and to protect the value of specific portfolio positions (“position hedging”).

A Portfolio may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to “lock in” the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

A Portfolio may engage in “position hedging” to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when, in the opinion of the Portfolio’s Subadviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange. A Portfolio may enter into foreign currency futures contracts to gain exposure to a particular foreign currency or currencies as a part of its investment strategy or for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered by the Portfolio’s earmarking of liquid assets or by the segregation with the Trust’s custodian of liquid assets, and such positions will be marked to market daily.

In addition to being used to gain exposure to a particular foreign currency or to enhance the Portfolio’s return, forwards may be used to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

Lock In. When the Subadviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s holdings denominated in the currency sold.

Direct Hedge. If the Subadviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Subadviser thinks that a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. The Subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and such relationships can be very unstable at times.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or to increase exposure to a particular foreign currency.

At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of margin variation.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio’s Subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors in foreign currency options may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Currency Swaps. A Portfolio may enter into currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the swap transaction.

A Portfolio may also enter into currency swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the swap agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. With respect to currency swaps entered into on a net basis, a Portfolio will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or other liquid assets having a value equal to the excess. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Subadvisers believe such obligations do not constitute “senior securities” under the Investment Company Act of 1940 (the “1940 Act”) and accordingly, the Subadvisers will not treat them as being subject to a Portfolio’s borrowing restrictions under the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Subadviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if currency swaps were not used.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

In addition to engaging in foreign currency transactions for hedging purposes, the AQR Global Risk Balanced Portfolio, Met/Franklin Income Portfolio, Met/Franklin Low Duration Total Return Portfolio, Met/Franklin Mutual Shares Portfolio, Met/Templeton Growth Portfolio, Met/Templeton International Bond Portfolio, Loomis Sayles Global Markets Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and Pioneer Strategic Income Portfolio may enter into foreign currency transactions for other investment purposes.

Foreign Securities

As indicated in Appendix A, certain Portfolios may invest in or have exposure to foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments that could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although a Portfolio will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Securities of companies domiciled in Canada, Puerto Rico and the Caribbean Islands, if primarily traded in the U.S. securities markets, are generally not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of such countries in the past may have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio’s investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio’s securities are quoted would reduce the Portfolio’s net asset value.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio.

Forward Commitments, When-Issued and Delayed Delivery Securities

As indicated in Appendix A, certain Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them for its portfolio (or for delivery pursuant to options contracts it has entered into), but may enter into a separate agreement to sell the securities before the settlement date if its Subadviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield.

High Yield, High Risk Debt Securities

As indicated in Appendix A, certain Portfolios may invest in high yield, high risk debt securities. Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody’s Investors Service, Inc. (“Moody’s”), BB or B by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or BB or B by Fitch Ratings (“Fitch”) (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity’s ability to make scheduled payments of principal and interest, and also may be subject to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Subadviser’s own credit analysis.

Lower quality fixed income securities are affected by the market’s perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio’s portfolio securities for purposes of determining the Portfolio’s net asset value.

A Portfolio may invest in high yield debt securities that are rated C or below, or “distressed securities.” Distressed securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of such securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of such securities may be more complex than for issuers of higher quality debt securities. These securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. If an issuer of such securities defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio by investing in such securities, may incur additional expenses to seek recovery of its investment.

In determining suitability of investment in a particular unrated security, the Subadviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Hybrid Instruments

As indicated in Appendix A, certain Portfolios may invest in hybrid instruments. Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the Subadvisers to the Portfolios, other than the AllianceBernstein Global Dynamic Allocation Portfolio, the AQR Global Risk Balanced Portfolio, the BlackRock Global Tactical Strategies Portfolio, the MetLife Balanced Plus Portfolio and the Pyramis Government Income Portfolio, do not anticipate that such investments will exceed 5% (10% with respect to Pioneer Strategic Income, T. Rowe Price Large Cap Value and T. Rowe Price Mid Cap Growth Portfolios) of each Portfolio’s total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Commodity-Linked Securities. Commodity-linked securities provide exposure to the commodities markets. Commodity-linked securities are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked securities may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Generally, a Portfolio will only invest in commodity-linked securities that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.

Illiquid Securities or Non-Publicly Traded Securities

As indicated in Appendix A, certain Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio that are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board of Trustees or its delegates will be monitored by each Portfolio’s Subadviser on an ongoing basis, subject to the oversight of the Adviser. In the event that such a security is deemed to be no longer liquid, a Portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Securities eligible for resale pursuant to Rule 144A will be considered illiquid, and therefore subject to a Portfolio’s limit on the purchase of illiquid securities, unless the Board of Trustees or its delegates determines that these securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Inflation-Indexed Bonds

As indicated in Appendix A, certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Indexed Securities

As indicated in Appendix A, certain Portfolios may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

Interest Rate Transactions

As indicated in Appendix A, certain Portfolios may engage in interest rate transactions, which include: (1) interest rate swaps, (2) puts and call options on interest rate swaps, (3) interest rate caps and floors, (4) interest rate futures contracts and (5) put and call options on interest rate futures contracts.

Interest Rate Swaps and Related Caps and Floors. Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio may use these transactions for a variety of purposes, including hedging, but also for purposes of income enhancement and market exposure. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Subadvisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Except as described in “Investment Restrictions—Operating Policies,” generally, a Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by Standard & Poor’s, Moody’s or Fitch or has an equivalent rating from another nationally recognized statistical rating organization (“NRSRO”) or is determined to be of equivalent credit quality by the Subadviser. For a description of the NRSROs and their ratings, see Appendix B. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

A Portfolio’s risk of loss from credit and counterparty risk arising from a swap is mitigated in part by having a master netting agreement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio with a third party to cover the Portfolio’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In addition, with respect to swaps, a Portfolio will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio’s net obligations, if any.

In addition to using interest rate swaps for hedging purposes, AllianceBernstein Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Met/Franklin Low Duration Total Return Portfolio, MetLife Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and Met/Templeton International Bond Portfolio may use interest rate swaps for other investment purposes.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Options on Interest Rate Swap Agreements. The Met/Franklin Low Duration Total Return Portfolio, MetLife Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and Met/Templeton International Bond Portfolio may each purchase or sell options on interest rate swaps for hedging and other investment purposes. An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

Purchase and Sale of Interest Rate Futures Contracts. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading, either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio’s average yield as a result of the shortening of maturities.

The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio’s short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio’s investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

A Portfolio will enter into interest rate futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the Marché à Terme International de France, and in Tokyo at the Tokyo Stock Exchange.

With respect to interest rate futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to interest rate futures contracts that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled interest rate futures contracts, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the interest rate futures contract.

Options on Interest Rate Futures Contracts. A Portfolio may purchase and write call and put options on interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on interest rate futures, rather than selling futures contracts, in anticipation of a rise in interest rates or purchase call options or write put options on interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of debt securities that the Portfolio intends to purchase.

In connection with transactions in interest rate futures and related options on such futures, a Portfolio will be required to deposit as “initial margin” an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

In addition to purchasing or selling options on interest rate/bond futures contracts for hedging purposes, Met/Franklin Low Duration Total Return Portfolio, MetLife Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and Met/Templeton International Bond Portfolio may also purchase or sell options on interest rate/bond futures for other investment purposes.

Investment Grade Corporate Debt Securities

As indicated in Appendix A, certain Portfolios may invest in investment grade corporate debt securities. Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix B for a description of the various securities ratings.

Securities ratings represent the opinions of credit rating agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of securities. Securities ratings generally will be used by a Portfolio as one criterion for the selection of debt securities. A Portfolio also will rely upon the independent advice of its Subadviser to evaluate potential investments. Among the factors that a Portfolio’s Subadviser may consider are the long-term ability of an issuer to pay principal and interest and general economic trends.

Money Market Securities

As indicated in Appendix A, certain Portfolios may invest in money market securities. Money market securities in which a Portfolio may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers’ acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches, as well as banks controlled by non-U.S. holding companies. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

Other money market securities in which a Portfolio may invest include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for certain of these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

Generally, a Portfolio will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as “A-1” by Standard & Poor’s, “Prime-1” by Moody’s or “F1” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s Subadviser.

The following Portfolios may invest in money market instruments rated “A-3” by Standard & Poor’s, “Prime-3” by Moody’s and “F3” by Fitch.

•	AllianceBernstein Global Dynamic Allocation

•	AQR Global Risk Balanced

•	BlackRock Global Tactical Strategies

•	Dreman Small Cap

•	Met/Eaton Vance Floating Rate

•	Harris Oakmark International

•	Janus Forty

•	Legg Mason ClearBridge Aggressive Growth

•	Loomis Sayles Global Markets

•	Lord Abbett Bond Debenture

•	Lord Abbett Mid Cap Value

•	MetLife Balanced Plus

•	PIMCO Inflation Protected Bond

•	PIMCO Total Return

•	Pyramis Government Income

•	T. Rowe Price Large Cap Value (up to 10%)

•	Goldman Sachs Mid Cap Value may invest in money market instruments rated “A-2” by Standard & Poor’s, “Prime-2” by Moody’s and “F2” by Fitch.

•	Pioneer Fund and Pioneer Strategic Income may also invest in these instruments if they are rated below investment grade in accordance with their investment objective, policies and restrictions.

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Met/Franklin Income generally will only invest in money market instruments that have been assigned at least a “Caa” by Moody’s, a “CCC” by Standard & Poor’s or a “CCC” rating by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s Subadviser.

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Met/Templeton International Bond generally will only invest in money market instruments rated “Prime-1” or “Prime-2” by Moody’s, “A-1” or “A-2” by Standard & Poor’s or “F1” by Fitch or issued by companies having an outstanding debt issue currently rated “Aaa” or “Aa” by Moody’s, “AAA” or “AA” by Standard  & Poor’s or “AAA” or “AA” by Fitch.

Mortgage-Backed Securities

As indicated in Appendix A, certain Portfolios may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

A Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with its investment objectives and policies, a Portfolio may invest in various tranches of CMO bonds, including support bonds.

Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal and interest by the U.S. Treasury, but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.

In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into a contractual arrangement (each a “Senior Preferred Stock Purchase Agreement”) with each of Fannie Mae and Freddie Mac under which, if FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The aggregate amount that may be contributed under each Senior Preferred Stock Purchase Agreement may not exceed the greater of (a) $200 billion, or (b) $200 billion plus the cumulative total of amount due under the Senior Preferred Stock Purchase Agreement determined for calendar quarters in calendar years 2010, 2011, and 2012, less the amount by which the recipient’s (Fannie Mae or Freddie Mac, as the case may be) total assets exceed its total liabilities determined as of December 31, 2012. Fannie Mae and Freddie Mac are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses.

It is not known when or how the conservatorships will be terminated or what changes to Fannie Mae’s and Freddie Mac’s business structures will be made during or following the termination of the conservatorships. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), required the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of Fannie Mae and Freddie Mac or the privatization of such entities. On February 11, 2011, the Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market. The report provides that the Obama Administration will work with FHFA to determine the best way to responsibly reduce Fannie Mae’s and Freddie Mac’s role in the market and ultimately wind down both institutions.

On February 18, 2009, the Obama Administration announced the Making Home Affordable Plan (formerly the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by Fannie Mae and Freddie Mac to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners. To the extent that servicers and borrowers of Fannie Mae and Freddie Mac participate in these programs in large numbers, it is likely that the costs incurred by Fannie Mae and Freddie Mac associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac, no assurance can be given that the initiatives described above will be successful. The obligations of Fannie Mae and Freddie Mac are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than Fannie Mae and Freddie Mac.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower’s credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios’ ability to buy and sell those securities at any particular time.

In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage Dollar Roll Transactions

As indicated in Appendix A, certain Portfolios may invest in mortgage dollar roll transactions. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Subadviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Subadviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Fixed Income Securities

As indicated in Appendix A, certain Portfolios may invest in municipal fixed income securities. A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works including residual interest bonds. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by a Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s Subadviser would consider such events in determining whether the Portfolio should continue to hold it.

The ability of a Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s Subadviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by a Portfolio. If such legislation were passed, the Trust’s Board of Trustees may recommend changes in the Portfolio’s investment objectives and policies.

Options and Futures Strategies

As indicated in Appendix A, certain Portfolios may engage in options and futures strategies, which include: (1) stock index futures contracts, bond futures contracts, U.S. Treasury futures contracts and commodity futures contracts and (2) put and call options on securities, stock indices and stock index futures contracts. A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Subadviser plans to purchase through the writing and purchase of options, including options on stock indices, and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio’s current return.

The Subadvisers to the following Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future.

•	Harris Oakmark International

•	Legg Mason ClearBridge Aggressive Growth

The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Subadviser determines is appropriate in seeking to attain the Portfolio’s investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered “covered” if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust’s custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio’s obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust’s custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio’s obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

A Portfolio will receive a premium from writing an option, which increases the Portfolio’s return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

In addition to purchasing equity options for hedging purposes, the AllianceBernstein Global Dynamic Allocation Portfolio, Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio, MetLife Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio may sell covered call equity options for other investment purposes. The AllianceBernstein Global Dynamic Allocation Portfolio, Met/Franklin Mutual Shares Portfolio, MetLife Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio may also purchase equity options for other investment purposes.

Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options on stock indices include options on the Standard & Poor’s 500 Composite Stock Price Index, the NYSE Composite Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If a Portfolio’s Subadviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio’s Subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio’s position in such put option or futures contract.

In addition to entering into stock index futures transactions for hedging purposes, the AllianceBernstein Global Dynamic Allocation Portfolio, AQR Global Risk Balanced Portfolio, Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio, MetLife Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio may enter into stock index futures transactions for other investment purposes as a part of the Portfolio’s investment strategy.

Options on Stock Index Futures Contracts. A Portfolio may purchase and write call and put options on stock index futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities that the Portfolio intends to purchase.

In connection with transactions in stock index options and stock index futures, a Portfolio will be required to deposit as “initial margin” an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio’s ability to terminate options and futures positions at times when its Subadviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Subadviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Subadvisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the SEC considers over-the-counter options to be illiquid. A Portfolio’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio’s Subadviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Other Investment Companies

As indicated in Appendix A, certain Portfolios may invest in the securities of other investment companies. Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including ETFs such as Standard & Poor’s Depository Receipts (“SPDRs”) and iSharesSM as defined below but excluding money market funds that comply with certain requirements of Rule 12d1-1 of the 1940 Act) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Each Portfolio is subject to the above investment restrictions unless the ETF or the Portfolio has received an order for exemptive relief from the SEC that is applicable to the Portfolio, and the ETF and the Portfolio take appropriate steps to comply with any conditions in such order. The SEC has issued an exemptive order to the Trust, which permits certain Portfolios to invest in ETFs and other investment companies beyond the 10%, 5% and 3% limitations set forth in the 1940 Act, subject to certain terms and conditions, including that the Portfolio enter into an agreement with an ETF or other investment company before investing in such ETF or other investment company in excess of the 1940 Act limitations. In addition, certain ETFs also have obtained similar exemptive orders from the SEC.

Under normal market conditions, neither BlackRock High Yield Portfolio nor BlackRock Large Cap Core Portfolio will invest more than 10% of its assets in investment companies, including money market funds and ETFs and those managed by the Portfolios’ Subadviser or its affiliates.

Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies’ portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a “passive foreign investment company” or “PFIC” regardless of whether such “passive foreign investment company” makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Subadviser’s judgment, the potential benefits exceed associated costs.

Each of T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio may invest in other investment companies advised by the Portfolio’s Subadviser. T. Rowe Price offers investment vehicles for the cash reserves of client accounts. T. Rowe Price may choose to invest any available cash reserves of the Portfolios it manages in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation—T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRF”), each a series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future.

Each of T. Rowe Price Large Cap Value Portfolio and T. Rowe Price Mid Cap Growth Portfolio may invest up to 25% of its total assets in RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. To the extent T. Rowe Price Large Cap Value Portfolio or T. Rowe Price Mid Cap Growth Portfolio invests in RIF or GRF, that Portfolio will not pay an advisory fee to the investment manager at T. Rowe Price but will bear its proportionate share of RIF’s and GRF’s expenses.

Exchange-traded funds (“ETFs”). Certain Portfolios may invest in ETFs. ETFs are subject to risks similar to the risks of investing in the securities of investment companies. ETFs are investment companies that are registered under the 1940 Act as open-end investment companies or unit investment trusts (“UITs”). Unlike typical open-end investment companies or UITs, ETFs do not sell or redeem their shares at net asset value. Instead, ETFs sell and redeem their shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges, including the NASDAQ, list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end investment companies and UITs, which issue redeemable shares, and of exchange-traded closed-end investment companies, which issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

The redemption price (and therefore the sale price) for shares of ETFs is derived from and based upon the ETFs’ portfolio holdings. Accordingly, the level of risk involved in the purchase, redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of underlying portfolio holdings. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio holdings and due to supply and demand for the ETFs on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). Disruptions in the markets for the portfolio holdings underlying an ETF could result in the ETF incurring losses.

There are various types of ETFs. Some ETFs seek to track the performance of either a particular broad market index, such as the S&P 500 Index or Barclays Aggregate Bond Index, or a specialized index that focuses on a particular geographic region, sector or industry. Rather than track a particular index, other ETFs invest in commodities, currencies, real estate or bank loans. Still other ETFs are designed either to provide returns that amplify the returns of a particular market index or market sector (so-called leveraged ETFs) or to provide returns that are the opposite of the returns of a particular market index or market sector (so-called inverse ETFs).

Leveraged and inverse ETFs are commonly referred to as synthetic ETFs because they use synthetic derivative instruments in an effort to achieve their investment objectives. A leveraged or inverse ETF’s use of derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Derivative instruments, particularly when used to create leverage, may expose a leveraged or inverse ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the underlying reference instrument. The use of aggressive investment techniques by a leveraged or inverse ETF also exposes that ETF to risks different from, or possibly greater than, the risks associated with traditional investing. These risks include, but are not limited to: (1) the risk that an instrument is mispriced; (2) credit or counterparty risk on the amount the ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the prices of derivative instruments and movements in the prices of the underlying reference instruments; (5) the risk that the cost of holding a derivative instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an ETF’s position in a particular derivative instrument when desired.

There is no assurance that the requirements of a national securities exchange necessary to maintain the listing of an ETF will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting an ETF should occur in the future, the liquidity and value of a Portfolio’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of an ETF as part of its investment strategy.

Common examples of ETFs include SPDRs, iShares, Vanguard ETFs, and ProShares ETFs. A Portfolio may, subject to applicable limitations that are discussed in this SAI and the relevant prospectus, invest in these and other ETFs.

Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies. The MetLife Balanced Plus Portfolio invests a substantial portion of its assets in the securities of other investment companies. Each ETF Portfolio as well as the BlackRock Global Tactical Strategies Portfolio invests a substantial portion of its assets in ETFs.

Portfolio Turnover

The Portfolios’ Subadvisers generally will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio’s annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio’s performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. While it is impossible to predict portfolio turnover rates, the Subadvisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.

Turnover Rate	Portfolio
Over 100%	AllianceBernstein Global Dynamic Allocation, AQR Global Risk Balanced, BlackRock Global Tactical Strategies, MetLife Balanced Plus, PIMCO Inflation Protected Bond and PIMCO Total Return
Under 200%	BlackRock Large Cap Core, Pyramis® Government Income and Turner Mid Cap Growth
Under 300%	RCM Technology

The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in each Portfolio’s Prospectus under “Financial Highlights.” A Portfolio’s turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio’s subadviser.

The portfolio turnover for the Master Funds is described in the summary prospectuses and prospectuses for the Master Funds, which are delivered together with the Summary Prospectuses and Prospectuses, as applicable, for the Feeder Portfolios. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

Preferred Stocks

As indicated in Appendix A, certain Portfolios may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Trust Preferred Securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and therefore subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio, to sell their holdings. The condition of the financial institution is considered to determine the risks of the trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

Real Estate Investments

As indicated in Appendix A, certain Portfolios may make investments related to real estate (“Real Estate Investments”), including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”).

Risks associated with Real Estate Investments include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REOCs are similar to REITs in that they both may own and operate commercial and other real estate properties or make other real estate investments. The value of a Portfolio’s REOC investments generally may be adversely affected by the same factors that adversely affect REITs. REOCs, however, do not elect to be taxed as REITs. As a result, REOCs have fewer restrictions on their investments and do not typically pay any specific level of income. Unlike REITs, a REOC may invest all of its cash flow from operations back into the company which allows it to, for example, finance acquisitions and development projects to grow its business. REOCs do not benefit from the favorable tax treatment that is accorded to REITs.

Recent Events

Over the past few years, the United States and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Portfolios may invest. During periods of extreme market volatility, prices of securities held by the Portfolios, Underlying Portfolios, Underlying ETFs and/or Master Funds may be adversely affected due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Portfolios, Underlying Portfolios, Underlying ETFs and/or Master Funds could go down, at times without regard to the financial condition of or specific events affecting the issuer of the security.

The instability in the financial markets has led the U.S. government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios, Underlying Portfolios, Underlying ETFs and/or Master Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios, Underlying Portfolios, Underlying ETFs and/or Master Funds themselves are regulated. Such legislation or regulation could limit or preclude the Portfolios’, Underlying Portfolios’, Underlying ETFs’ and/or Master Funds’ ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’, Underlying Portfolios’, Underlying ETFs’ and/or Master Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios, Underlying Portfolios, Underlying ETFs and/or Master Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios, Underlying Portfolios, Underlying ETFs and/or Master Funds. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser and Subadvisers will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios’ investment objectives, but there can be no assurance that they will be successful in doing so.

Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. There have been rising delinquency rates in loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused significant declines in the values of many mortgage-related investments, especially those subordinated to other interests and those backed by sub-prime obligations. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the mortgage- and asset-backed securities market, especially the sub-prime market. These events may increase the risk associated with these investments, including the volatility and illiquidity of these investments, and may make such investments more difficult to value.

Repurchase Agreements

As indicated in Appendix A, certain Portfolios may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution that agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will only enter into repurchase agreements with eligible broker-dealers or bank counterparties whose creditworthiness is determined to be satisfactory by the Portfolio’s Subadviser, pursuant to guidelines adopted by the Adviser. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Reverse Repurchase Agreements

As indicated in Appendix A, certain Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. If interest rates rise during the period a reverse repurchase agreement is held, it may adversely affect the Portfolio’s net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and to the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets as described above, such transactions would be subject to a Portfolio’s limitations on borrowings.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants

As indicated in Appendix A, certain Portfolios may purchase rights and warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Low Exercise Price Call Warrants. Low Exercise Price Call Warrants are used to gain exposure to stocks in difficult to access local markets. These warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock. The value of these warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. These warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, these warrants are not exchangeable into the ordinary shares of the underlying stock. These warrants are typically sold in private placement transactions and may be classified as derivative instruments.

Securities Loans

As indicated in Appendix A, certain Portfolios may make loans of portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Additional risks include the possible decline in the value of securities acquired with cash collateral. The Portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, such as money market fund securities.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s securities lending program. While the securities are on loan, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with securities traded on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio has the right to terminate a loan at any time. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Adviser or Subadviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Senior Loans and Other Direct Indebtedness

As indicated in Appendix A, certain Portfolios may invest in senior floating rate loans (“Senior Loans”) of domestic and foreign borrowers (“Borrowers”), and other direct indebtedness. Senior Loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities.

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

A Portfolio typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

A Portfolio also may invest in “Participations.” Participations by a Portfolio in a Loan Investor’s portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Except as described below, a Portfolio will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s or comparably rated by another nationally recognized rating agency (each a “Rating Agency”)) or determined by the Adviser to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, except as described below, a Portfolio will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the Adviser to be of comparable quality. With respect to the MetLife Balanced Plus Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, the Portfolios may invest in Participations with credit quality comparable to that of issuers of its securities investments.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

Borrower Covenants. Certain Borrowers must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by a Portfolio. Furthermore, unless under the terms of a Participation Agreement a Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, a Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of a Portfolio were determined to be subject to the claims of the Agent’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Portfolio derives interest income will be reduced. However, a Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

A Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

A Portfolio may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Portfolio may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower’s use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

A Portfolio will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Portfolio may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and indirectly, Senior Loans.

Lenders can be sued by other creditors and shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate a Portfolio’s security interest in the loan collateral or subordinate the Portfolio’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect a Portfolio’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to a Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Portfolio’s security interest in loan collateral. If a Portfolio’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the loan, or the Portfolio could also have to refund interest.

A Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio’s purchase of a Senior Loan. A Portfolio may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with a Portfolio’s investment policies.

Regulatory Changes Affecting Senior Loans. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Junior Loans. A Portfolio may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

A Portfolio may purchase Junior Loan interests either in the form of an assignment or a loan participation. As the purchaser of an assignment, a Portfolio would typically succeed to all of the rights and obligations of the assigning investor under the loan documents. In contract, loan participations typically result in the purchaser having a contractual relationship only with the seller of the loan interest, not with the Borrower. As a result, the loan is not transferred to the loan participant. The loan participant’s right to receive payments from the Borrower derives from the seller of the loan participation. The loan participant will generally have no right to enforce compliance by the Borrower with the terms of the loan agreement. Lastly, the loan participant’s voting rights may be limited.

Bridge Loans. Bridge loans or bridge facilities are short-term loan arrangements (generally 12 to 18 months) typically secured by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A Borrower’s use of bridge loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness. From time to time, the Portfolio may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, a Portfolio receives a fee.

Short Sales

As indicated in Appendix A, certain Portfolios may enter into short sales. A Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

Certain Portfolios as indicated in Appendix A also may make short sales of a security they do not own. These short sales are referred to as “naked” short sales. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Standby Commitment Agreements

As indicated in Appendix A, certain Portfolios may enter into standby commitment agreements. Standby commitment agreements are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Portfolio receives a commitment fee based upon a percentage of the purchase price of the security. The Portfolio receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Portfolio will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A Portfolio will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Portfolio’s net asset value, on the date on which the security can reasonably be expected to be issued.

Structured Notes

As indicated in Appendix A, certain Portfolios may invest in or have exposure to structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in these structured notes may be subject to the limitations of the 1940 Act on the ownership of shares of investment companies. See “Other Investment Companies” above. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps

As indicated in Appendix A, certain Portfolios may invest in swap contracts that reference certain indices (fixed income indices, stock indices, commodity indices and prices and total return on interest rate indices), and may also invest in equity total return swaps, swaps on bond futures, swaps on commodity futures, swaps on futures (including, but not limited to, equity futures and equity index futures) and inflation swaps. Swap contracts are derivatives in the form of a contract or other similar instrument. Swap contracts involve an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed-upon notional amount. The term “specified index” includes, but is not limited to, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index.

A Portfolio may enter into certain swap transactions on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Subadvisers believe such obligations do not constitute “senior securities” under the 1940 Act and accordingly, the Subadviser will not treat them as being subject to a Portfolio’s borrowing restrictions. A Portfolio may enter into over-the-counter swap transactions with counterparties that are approved by the Subadvisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Subadviser is incorrect in its forecasts of market values and other applicable factors, the investment performance of the Portfolio would likely be less favorable than it would have been if swaps were not used.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Over the past year, the SEC and the CFTC have developed and finalized rules under the Dodd-Frank Act to create a new, comprehensive regulatory framework for swaps transactions, and are expected to continue to develop and finalize additional rules through 2012. Under the new regulations, certain swaps transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations will impose other requirements on the parties entering into swaps transactions, including requirements relating to posting margin, and reporting and documenting swaps transactions. Portfolios engaging in swaps transactions may incur additional expense as a result of these new regulatory requirements. The Adviser is continuing to monitor the finalization and implementation of the new regulations and to assess their impact on the Portfolios.

Trade Claims

As indicated in Appendix A, certain Portfolios may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

U.S. Government Securities

As indicated in Appendix A, certain Portfolios may invest in U.S. government securities. Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance. U.S. government securities also include obligations issued or guaranteed by agencies and government-sponsored entities that are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association (“Ginnie Mae”)), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of Fannie Mae). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

Zero Coupon Bonds, Deferred Interest Bonds and Payment-in-kind (“PIK”) Bonds

As indicated in Appendix A, certain Portfolios may invest in zero coupon bonds, deferred interest bonds and PIK bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.

PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value, due to changes in interest rates, than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the applicable Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

The following eight fundamental policies relate to each Portfolio with the exception of the Feeder Portfolios, the AQR Global Risk Balanced Portfolio, the AllianceBernstein Global Dynamic Allocation Portfolio, the BlackRock Global Tactical Strategies Portfolio, the MetLife Balanced Plus Portfolio and the Pyramis® Government Income Portfolio:

1.	Borrowing

Each Portfolio may not borrow money, except to the extent permitted by applicable law.

2.	Diversification

Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to Legg Mason ClearBridge Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Janus Forty and Met/Templeton International Bond, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

3.	Concentration

Each Portfolio, other than Clarion Global Real Estate Portfolio, may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Clarion Global Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations. For the purpose of this restriction, the Met/Eaton Vance Floating Rate Portfolio will consider all relevant factors in determining who is the issuer of the loan interest, including the credit quality of the borrower, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest sale environment, and general economic conditions applicable to the borrower and such interpositioned person.

4.	Underwriting

Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

5.	Real Estate

Each Portfolio, other than Clarion Global Real Estate Portfolio, may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Clarion Global Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

6.	Commodities

Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

7.	Loans

Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust’s Board of Trustees.

8.	Senior Securities

Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

The following nine fundamental policies relate to each Feeder Portfolio.

Each Feeder Portfolio may not:

(1)	Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or securities of other investment companies. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Portfolio’s total assets.

(2)	As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

(3)	Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

(4)	Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

(5)

Purchase commodities or commodity contracts; except that American Funds® Growth, American Funds® International and American Funds® Bond Portfolios may engage in transactions involving currencies (including forward or futures contracts and put and call options).

(6)	Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

(7)	Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce, within three days, in the amount of its borrowings in order to provide for 300% asset coverage.

(8)	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

(9)	Invest in securities of other investment companies, except as permitted by the 1940 Act. Notwithstanding any other investment policy of the Portfolio, the Portfolio may invest all of its net assets in an open-end investment company having substantially the same investment objective and limitations as the Portfolio.

The following eight fundamental policies relate to the AQR Global Risk Balanced Portfolio, the AllianceBernstein Global Dynamic Allocation Portfolio, the BlackRock Global Tactical Strategies Portfolio, the MetLife Balanced Plus Portfolio and the Pyramis® Government Income Portfolio. The prospectuses for the AQR Global Risk Balanced Portfolio and the AllianceBernstein Global Dynamic Allocation Portfolio set forth the types of investments that will be made by both of these Portfolios, as well as those made by each of these Portfolio’s Subsidiary (as defined below), and explain that each of these Portfolio’s Subsidiary will be subject to the same fundamental investment restrictions as the corresponding Portfolio, to the extent applicable to the investment activities of the Subsidiary.

1.	Borrowing

Each Portfolio may not borrow money, except to the extent permitted by applicable law.

2.	Diversification

Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The AQR Global Risk Balanced Portfolio, as a non-diversified fund, is not subject to any fundamental policy which limits its investments in a single issuer.)

3.	Concentration

Each Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations.

4.	Underwriting

Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

5.	Real Estate

Each Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities.

6.	Commodities

Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

7.	Loans

Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust’s Board of Trustees.

8.	Senior Securities

Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

Non-Fundamental Policies

The following non-fundamental policies may be changed for any Portfolio by the Trust’s Board of Trustees without a vote of that Portfolio’s shareholders.

The following four non-fundamental policies relate to each Portfolio with the exception of the Feeder Portfolios or as otherwise noted below:

Each Portfolio may not:

(1)	Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments. For the purpose of this restriction, except with respect to the ETF Portfolios, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

(2)

Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(3)	Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities (this restriction does not apply to Pioneer Strategic Income Portfolio);

(4)	Invest in companies for the purpose of exercising management or control. This restriction does not apply to Met/Franklin Mutual Shares Portfolio.

The following five non-fundamental policies relate to each Feeder Portfolio, except as noted:

Each Portfolio may not:

(1)	Invest in companies for the purpose of exercising control or management;

(2)	Purchase securities on margin;

(3)	Sell securities short, except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;

(4)	Invest in puts, calls, straddles, spreads or any combination thereof; except as described in Fundamental Policy No. 5; and

(5)

With respect to American Funds® Bond Portfolio only, invest, directly or indirectly, less than 80% of its assets in debt securities. Shareholders will be provided with at least 60-days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

Operating Policies

Inverse Floating Rate Securities. The PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and RCM Technology Portfolios will not invest more than 5% of each Portfolio’s net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

Borrowing. With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. With the exception of Met/Templeton International Bond Portfolio, a Portfolio may borrow from banks only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets. To the extent that a Portfolio’s positions in reverse repurchase agreements are fully covered through the segregation of liquid assets, such positions are not subject to the above limitations on borrowing.

Although it has no current intention to do so, the Met/Templeton International Bond Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Portfolio is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Portfolio’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

Real Estate Investments. With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Mid Cap Value and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITs.

Foreign Currency Transactions. With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio’s Subadviser. A Portfolio, other than AQR Global Risk Balanced, Met/Franklin Low Duration Total Return, Met/Franklin Mutual Shares, Loomis Sayles Global Markets, MetLife Balanced Plus, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and Met/Templeton International Bond Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. AllianceBernstein Global Dynamic Allocation, AQR Global Risk Balanced, Met/Franklin Low Duration Total Return, Met/Franklin Mutual Shares, Loomis Sayles Global Markets, MetLife Balanced Plus, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and Met/Templeton International Bond Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

Swaps. With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by Standard & Poor’s, Moody’s or Fitch or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio’s Subadviser.

In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional amount, but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions.

Concentration. For the purposes of determining concentration in any one industry, each Allocation Portfolio as well as the MetLife Balanced Plus Portfolio will aggregate the amount of investments of all affiliated Underlying Portfolios. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

As a matter of operating policy, an investment by a Portfolio in an ETF that invests in securities of a broad based index is not counted for purposes of determining the Portfolio’s compliance with the fundamental policy relative to concentration set forth above. In addition, as a matter of operating policy, an investment by a Portfolio in other investment companies that are money market funds is not counted for purposes of determining the Portfolio’s compliance with the fundamental policy relative to concentration set forth above.

80% Investment Policy

Under normal circumstances, each of the following Portfolios will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Summary Prospectus and Prospectus. (See the applicable Summary Prospectus and Prospectus for a detailed discussion of each of these Portfolios’ investments.) Shareholders will be provided with at least 60-days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

• BlackRock High Yield	• Pioneer Strategic Income
• BlackRock Large Cap Core	• Pyramis® Government Income
• Clarion Global Real Estate	• RCM Technology
• Dreman Small Cap Value	• Rainier Large Cap Equity
• Met/Eaton Vance Floating Rate	• SSgA Growth ETF
• Goldman Sachs Mid Cap Value	• SSgA Growth and Income ETF
• Invesco Small Cap Growth	• T. Rowe Price Large Cap Value
• Lazard Mid Cap	• T. Rowe Price Mid Cap Growth
• Lord Abbett Bond Debenture	• Third Avenue Small Cap Value
• Lord Abbett Mid Cap Value	• Turner Mid Cap Growth
• MFS® Emerging Markets Equity	• Met/Templeton International Bond
• Morgan Stanley Mid Cap Growth	• Van Kampen Comstock
• PIMCO Inflation Protected Bond

Investment Limitations

Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, a change in a security’s credit quality), change in market capitalization of a security, change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio as the result of market fluctuations, or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment until the applicable Subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Subadviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to the Portfolio’s shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940

Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired. Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not (i) specifically included in this “Investment Restrictions” section or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Policies, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.

PERFORMANCE INFORMATION

Total return and yield will be computed as described below.

Total Return

Each Portfolio’s “average annual total return” figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n = ERV

Where:
P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year (or other) periods at the end of the 1-, 5-, or 10-year (or other) periods (or fractional portion thereof).

The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders’ accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the investor’s variable life insurance policy or variable annuity contract (the “Contract”).

The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio’s investments and expenses. Consequently, a Portfolio’s performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield

From time to time, the Trust may quote the American Funds® Bond Portfolio’s, the BlackRock High Yield Portfolio’s, the Clarion Global Real Estate Portfolio’s, the Met/Eaton Vance Floating Rate Portfolio’s, the Met/Franklin Income Portfolio’s, the Met/Franklin Low Duration Total Return Portfolio’s, the Lord Abbett Bond Debenture Portfolio’s, the PIMCO Inflation Protected Bond Portfolio’s, the PIMCO Total Return Portfolio’s, the Pioneer Strategic Income Portfolio’s, the Pyramis® Government Income Portfolio’s and the Met/Templeton International Bond Portfolio’s yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

The 30-day yield for the American Funds® Bond, BlackRock High Yield, Clarion Global Real Estate, Met/Eaton Vance Floating Rate, Met/Franklin Income, Met/Franklin Low Duration Total Return, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income, Pyramis® Government Income and Met/Templeton International Bond Portfolios will be calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

YIELD = 2[(a-b+1)6-1]
          cd

Where:	a =	dividends and interest earned during the period
	b =	expenses accrued for the period (net of reimbursements)
	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends
	d =	the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable “a” in the formula above) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Yield information is useful in reviewing a Portfolio’s performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios’ investment portfolios, portfolio maturity, operating expenses and market conditions.

Shareholders should recognize that in periods of declining interest rates a Portfolio’s yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio’s investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under “Total Return” above except that no annualization is made.

PORTFOLIO TRANSACTIONS

The Asset Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying Portfolios. Accordingly, the following description is relevant for the Asset Allocation Portfolios and the Underlying Portfolios.

For information regarding portfolio transactions for each Master Fund, see the Master Fund’s statement of additional information which is delivered together with this Statement of Additional Information.

The ETF Portfolios invest primarily in Underlying ETFs and do not incur sales charges in connection with investments in the Underlying ETFs, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying ETFs. Accordingly, the description below is relevant for the ETF Portfolios. For information regarding portfolio transactions for each specific Underlying ETF, see the statement of additional information for the respective Underlying ETF.

Subject to the supervision and control of the Adviser and the Trustees of the Trust, each Portfolio’s Adviser or Subadviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Adviser or Subadviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio by the Adviser or Subadviser, as applicable, and not according to any formula. It is not anticipated that the Adviser of the Asset Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Adviser or Subadviser, as applicable, considers, among other factors, the firm’s reliability, the quality of its execution services on a continuing basis, confidentiality (including trade anonymity), and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Adviser or Subadvisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Adviser or Subadviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio’s Adviser or Subadviser, as applicable, is of the opinion that, because research provided by a broker must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Adviser or Subadviser by supplementing the Adviser’s or Subadviser’s research.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, certain Subadvisers receive and, with respect to the Asset Allocation Portfolios and the MetLife Balanced Plus Portfolio, the Adviser may receive, research services from many broker-dealers with which the Adviser or Subadviser, as applicable, places the Portfolio’s transactions. Certain Subadvisers may also receive research or research credits from brokers, which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. This research, which in some cases may also be purchased for cash, includes such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. The Subadviser to the ETF Portfolios generally will not utilize soft dollars to purchase research services from broker-dealers that execute portfolio transactions for its clients, including the ETF Portfolios.

Certain Subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a Subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

As noted above, certain Subadvisers may purchase new issues of securities for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Subadviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and the Subadviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Adviser to cause Subadvisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Original Management Agreement (as defined below) (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio’s gross expenses. Accordingly, in the event that the Adviser waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, “expense reimbursements”), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Adviser to the Portfolio.

A Subadviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio’s Subadviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Subadviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio.

Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio’s Subadviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Subadviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

Certain Subadvisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2011, December 31, 2010 and December 31, 2009.

Portfolio	12/31/2011		12/31/2010		12/31/09

AllianceBernstein Global Dynamic Allocation	$343,331	(1)	N/A		N/A

American Funds® Bond	0		0		0

American Funds® Growth	0		0		0

American Funds® International	0		0		0

AQR Global Risk Balanced	174,521	(1)	N/A		N/A

BlackRock Global Tactical Strategies	1,381,115	(1)	N/A		N/A

BlackRock High Yield	128,360		173,064		61,651

BlackRock Large Cap Core	871,573		791,746		749,460

Clarion Global Real Estate	1,236,397		1,786,800		1,699,977

Dreman Small Cap Value	309,941		128,859		237,778

Met/Eaton Vance Floating Rate	0		0	(2)	N/A

Met/Franklin Income	62,732		59,382		49,296

Met/Franklin Low Duration Total Return	7,763	(3)	N/A		N/A

Met/Franklin Mutual Shares	572,760		437,055		770,420

Goldman Sachs Mid Cap Value	1,052,617		1,022,073		1,228,521

Harris Oakmark International	2,496,409		1,922,034		1,566,885

Invesco Small Cap Growth	1,143,876		1,105,544		793,830

Janus Forty	1,513,416		1,484,198		744,952

Lazard Mid Cap	1,047,263		963,425		1,355,696

Legg Mason ClearBridge Aggressive Growth	190,577		42,022		224,673

Loomis Sayles Global Markets	426,696		1,004,951		1,566,678

Lord Abbett Bond Debenture	29,485		46,620		12,661

Lord Abbett Mid Cap Value	212,931		346,798		671,356

MFS® Emerging Markets Equity	1,589,938		1,440,501		1,968,777

MFS® Research International	3,029,649		3,633,593		3,156,011

Morgan Stanley Mid Cap Growth	419,201		766,840		84,816

PIMCO Inflation Protected Bond	37,073		51,499		38,835

PIMCO Total Return	397,115		397,010		349,670

Pioneer Fund	236,921		128,674		289,511

Pioneer Strategic Income	38,585		15,686		2,934

Pyramis® Government Income	0	(1)	N/A		N/A

RCM Technology	1,005,431		930,839		699,814

Portfolio	12/31/2011		12/31/2010	12/31/09

Rainier Large Cap Equity	$1,050,124		1,172,125	1,221,162

T. Rowe Price Large Cap Value	2,229,796		1,397,669	2,843,155

T. Rowe Price Mid Cap Growth	853,332		642,042	626,573

Met/Templeton Growth	327,917		113,376	86,834

Met/Templeton International Bond	0		8	0	(4)

Third Avenue Small Cap Value	1,268,664		980,649	1,426,943

Turner Mid Cap Growth	517,058		765,108	828,818

Van Kampen Comstock	1,069,400		789,514	1,511,557

MetLife Defensive Strategy	0		0	0

MetLife Moderate Strategy	0		0	0

MetLife Balanced Strategy	0		0	0

MetLife Balanced Plus	115,692	(1)	N/A	N/A

MetLife Growth Strategy	0		0	0

MetLife Aggressive Strategy	0		0	0

American Funds® Moderate Allocation	0		0	0

American Funds® Balanced Allocation	0		0	0

American Funds® Growth Allocation	0		0	0

Met/Franklin Templeton Founding Strategy	0		0	0

SSgA Growth ETF	191,529		161,738	114,989

SSgA Growth and Income ETF	687,897		552,045	220,950

(1)	For the period 5/2/11 through 12/31/11.
(2)	For the period 4/30/10 through 12/31/10.
(3)	For the period 4/29/11 through 12/31/11.
(4)	For the period 5/1/09 through 12/31/09.

For the fiscal year ended December 31, 2011, the following Portfolios paid commissions to brokers because of research services provided: BlackRock Large Cap Core paid $871,468 based on related transactions of $2,228,463,845; Clarion Global Real Estate paid $94,730 based on related transactions of $81,176,940; Goldman Sachs Mid Cap Value paid $ 193,863 based on related transactions of $132,939,053; Invesco Small Cap Growth Portfolio paid $868,806 based on related transactions of $801,914,416; Janus Forty paid $567,211 based on related transactions of $500,751,124; Legg Mason Clearbridge Aggressive Growth paid $51,854 based on related transactions of $56,224,771; Loomis Sayles Global Markets paid $387,894 based on related transactions of $347,797,702; MFS Emerging Markets Equity paid $1,396,346 based on related transactions of $800,046,011; MFS Research International paid $2,788,225 based on related transactions of $1,983,000,641; RCM Technology paid $1,007,359 based on related transactions of $1,162,176,757; Rainier Large Cap Equity paid $34,780 based on related transactions of $60,586,290; T. Rowe Price Large Cap Value paid $25,474 based on related transactions of $78,219,008; T. Rowe Price Mid Cap Growth paid $20,137 based on related transactions of $58,066,889; Turner Mid Cap Growth paid $19,717 based on related transactions of $251,911,728; and Van Kampen Comstock paid $736,001 based on related transactions of $679,736,023.

Affiliated Brokerage

In 2011, the following Portfolios paid the amounts indicated to an affiliated broker of the Adviser:

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid to Affiliate	Percentage of Total Brokerage Commissions	Percentage of Commissionable Transactions
Goldman Sachs Mid Cap Value	Goldman Sachs & Co.	$61,818	5.87%	9.37%
Morgan Stanley Mid Cap Growth	Morgan Stanley Investment Management Inc.	$3,463	1.38%	1%
Third Avenue Small Cap Value	M.J. Whitman LLC	$17,709	2.92%	1.36%

Regular Brokers-Dealers

For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2011, the table below sets out the name of the broker or dealer (and, if applicable, parent) and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2011 (unless otherwise indicated).

Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2011
AllianceBernstein Global Dynamic Allocation	Bank of America (Merrill Lynch)	$1,826,682
	Barclays plc	$740,844
	Credit Suisse Group AG	$633,949
	Deutsche Bank AG	$836,038
	JPMorgan Chase & Co.	$4,096,067
	Morgan Stanley	$727,450
	Royal Bank of Scotland Group plc	$130,670
	UBS AG	$1,027,360
	Bank of New York Mellon Corp.	$781,766

Harris Oakmark International	Credit Suisse Group AG	$106,560,002

Loomis Sayles Global Markets	Bank of America (Merrill Lynch)	$1,797,897
	Barclays plc	$192,263
	Goldman Sachs Group, Inc.	$161,458
	Banco Santander	$5,472,750

Lord Abbett Bond Debenture	Citigroup, Inc.	$4,062,500
	JPMorgan Chase & Co.	$1,762,665

MetLife Balanced Plus	Bank of America (Merrill Lynch)	$903,363
	Citigroup, Inc.	$973,037
	JPMorgan Chase & Co.	$106,173
	Morgan Stanley	$460,489

Met/Franklin Income	Bank of America (Merrill Lynch)	$6,916,498
	Barclays plc	$699,216
	HSBC Holding plc	$1,898,476
	Wells Fargo & Co.	$9,069,245

Portfolio	Regular Broker or Dealer (or Parent)	Aggregate Value of Securities of Regular Broker or Dealer or Parent Held by Portfolio as of December 31, 2011
Met/Franklin Low Duration Total Return	Citigroup, Inc.	$22,500,077
	Goldman Sachs Group, Inc.	$4,329,986
	JPMorgan Chase & Co.	$5,124,387
	HSBC Securities, Inc.	$4,189,500
	Morgan Stanley	$6,878,236
	Credit Suisse Group AG	$4,155,786

Met/Franklin Mutual Shares	Citigroup, Inc.	$3,237,603
	Morgan Stanley	$5,408,400

MFS® Emerging Markets Equity	Banco Itau SA	$4,487,493

MFS® Research International	Barclays plc	$23,056,389
	Credit Suisse Group AG	$16,847,162
	Deutsche Bank AG	$8,105,254
	Banco Itau SA	$16,316,467

PIMCO Inflation Protected Bond	Bank of America (Merrill Lynch)	$50,818,837
	Credit Suisse Group AG	$3,960,145
	Deutsche Bank AG	$1,948,890
	JPMorgan Chase & Co.	$12,550,098
	Morgan Stanley	$34,181,656
	UBS AG	$2,577,830

PIMCO Total Return	Bank of America (Merrill Lynch)	$99,786,984
	Barclays plc	$152,127,527
	Citigroup, Inc.	$194,568,567
	Credit Suisse Group AG	$33,168,614
	Deutsche Bank AG	$28,736,301
	Goldman Sachs Group, Inc.	$61,227,491
	JPMorgan Chase & Co.	$131,755,183
	Morgan Stanley	$65,947,361
	Royal Bank of Scotland Group plc	$27,513,308
	UBS AG	$46,945,056

Pioneer Strategic Income	Cantor Fitzgerald & Co.	$2,396,568
	Deutsche Bank AG	$600,692
	JPMorgan Chase & Co.	$11,654,707
	UBS AG	$3,147,308
	Morgan Stanley	$6,441,210

Pyramis Government Income	Citigroup, Inc.	$9,279,976
	JPMorgan Chase & Co.	$6,672,163

T. Rowe Price Large Cap Value	Bank of America (Merrill Lynch)	$32,498,200
	Goldman Sachs Group, Inc.	$12,208,050
	JPMorgan Chase & Co.	$75,976,250
	Morgan Stanley	$45,163,050

Van Kampen Comstock	Bank of America (Merrill Lynch)	$16,241,672
	Goldman Sachs Group, Inc.	$14,826,089
	JPMorgan Chase & Co.	$50,440,483
	Morgan Stanley	$15,626,234

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trust, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board and serve until their removal or resignation in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee

Elizabeth M. Forget* (45)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; from July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Trustee, Metropolitan Series Fund (“MSF”)**; various MetLife-affiliated boards.
Independent Trustees

Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	88	Since 2012, Trustee, MSF**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	55	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	88	Since 2012, Trustee, MSF**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	88	Since 2012, Trustee, MSF**; Director, Wisconsin Sports Development Corporation.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor; from 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management.	88	Since 2012, Trustee, MSF**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor); from August 2007 to December 2007, Interim Chief Executive Officer, Avid Technology, Inc. (computer software company); formerly, Executive Vice President, MediaOne (cable television company); formerly, Chief Financial Officer, Continental Cablevision (cable television company).	88	Since 2003, Trustee, MSF**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.; from May 2004 to May 2007, Chairman, Avid Technology, Inc.; from December 1993 to September 2002, Director, Perini Corporation (construction
					company)**.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners; from 2006 to March 2008, Executive Vice Chairman and Asset Management Regional Head, Americas of Credit Suisse (investment management company); from 2002 to 2006, President and Chief Executive Officer, Federated Investment Advisory Companies.	88

Since 2009, Trustee, MSF**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (64)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	88	Since 2000, Trustee, MSF**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Port folios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor; from September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Trustee, MSF**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (45)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisers Company, LLC.

Alan C. Leland, Jr. (59)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc; Vice President, MetLife, Inc.

Jeffrey A. Tupper (41)	Assistant Treasurer	From May 2012 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 55 portfolios, each a series of the Trust, and 33 portfolios, each a series of MSF.

Cayman Subsidiary

The AllianceBernstein Global Dynamic Allocation Portfolio and the AQR Global Risk Balanced Portfolio each may invest up to 10% and 25%, respectively, of its total assets in a wholly-owned and controlled subsidiary of the respective Portfolio, organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary”). The directors of each Subsidiary are Ms. Forget, Mr. Gangolf and Mr. Tupper. Biographical information for Ms. Forget, Mr. Gangolf and Mr. Tupper is provided in the above table.

Board Leadership Structure

The Board of Trustees is composed of nine Independent Trustees and one Interested Trustee. Elizabeth M. Forget, an Interested Trustee, is Chairman of the Board of Trustees and President and Chief Executive Officer of the Trust. The Trust has historically had a lead Independent Trustee of the Board who is elected by the Independent Trustees. Ms. Forget oversees the day-to-day business affairs of the Trust and communicates and consults with such lead Independent Trustee regularly on various issues involving the management and operations of the Trust. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance and leadership issues, and are advised by separate, independent legal counsel. The Trust’s lead Independent Trustee serves as Chair for those meetings. Currently, Dawn M. Vroegop serves as the lead Independent Trustee.

The Board conducts much of its work through certain standing Committees, each of which is chaired by an Independent Trustee. The Trust has a standing Audit Committee consisting of all of the Independent Trustees. The Audit Committee’s function is to: recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. Ms. Gause currently serves as Chair of the Audit Committee. The Audit Committee held five meetings during the fiscal year ended December 31, 2011.

The Trust has a Nominating, Governance and Compensation Committee consisting of all the Independent Trustees. The Nominating, Governance and Compensation Committee’s function is to: nominate and evaluate Independent Trustee candidates and review the compensation arrangement for each of the Trustees; review and evaluate the Committee structure of the Board and make recommendations to the Board respecting any changes to existing Committees or for additional Committees; periodically review the Board’s governance practices, Independent Trustee compensation and ongoing Trustee education; lead the Board’s annual self-assessment process; and review and oversee service providers that the Independent Trustees have engaged to assist them, including the performance of, and independence of, legal counsel to the Independent Trustees. Given the nature of the Trust, in that its assets are used solely as funding options in variable annuity and life insurance contracts issued by MetLife-affiliated insurance companies, the current practice of the Nominating, Governance and Compensation Committee is to not consider nominees recommended by Contract holders. Ms. Hawthorne currently serves as Chair of the Nominating, Governance and Compensation Committee. The Nominating, Governance and Compensation Committee held four meetings during the fiscal year ended December 31, 2011.

The Trust has three Investment Performance Oversight Committees. Investment Performance Oversight Committee A is comprised of Mr. Boulware, Mr. Doyle, Mr. Schappert and Ms. Vroegop. Mr. Schappert currently serves as Chair of Investment Performance Oversight Committee A. Investment Performance Oversight Committee B is comprised of Mr. Alderman, Mr. Borsting, Ms. Gause, Ms. Hawthorne and Ms. Strumpf. Ms. Strumpf currently serves as Chair of Investment Performance Oversight Committee B. Investment Performance Oversight Committee C is comprised of all of the Independent Trustees. Mr. Boulware currently serves as Chair of Investment Performance Oversight Committee C. Each Investment Performance Oversight Committee reviews investment performance matters relating to a particular group of Portfolios and the Subadvisers to those Portfolios. Each Investment Performance Oversight Committee reports to the full Board regarding the activities and findings of the Committee. Investment Performance Oversight Committees A and B each held four meetings during the fiscal year ended December 31, 2011. Investment Performance Oversight Committee C is a newly formed Committee and, therefore, did not meet during the fiscal year ended December 31, 2011.

The Adviser has a Valuation Committee currently consisting of Elizabeth M. Forget, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen, Jeffrey Bernier, Kristi Slavin, Peter Duffy, Alan Leland, Terrence Santry, Allison Troiani, and Johan Grahn and such other officers of the Trust and the Adviser as are deemed necessary by Ms. Forget, Mr. Tupper, Mr. McDevitt, Mr. Andersen, Mr. Bernier, Ms. Slavin, Mr. Duffy, Mr. Leland, Mr. Santry, Ms. Troiani or Mr. Grahn from time to time, each of whom shall serve as members of the Valuation Committee. The Valuation Committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided pursuant to and in accordance with the Trust’s Pricing Procedures. The Valuation Committee held 128 meetings during the fiscal year ended December 31, 2011.

The Board believes that having a super-majority of Independent Trustees on the Board, coupled with an Interested Chairman and a lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include: (i) the extensive oversight provided by the Trust’s Adviser, MetLife Advisers, LLC, over the Subadvisers that conduct the day-to-day management of the Portfolios of the Trust; (ii) the extent to which the work of the Board is conducted through the standing Committees; (iii) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of any Interested Trustee; and (iv) Ms. Forget’s additional roles as the Chief Executive Officer of MetLife Advisers, LLC and the senior executive at MetLife, Inc. with responsibility for the fund selection in MetLife’s variable insurance products, which enhance the Board’s understanding of the operations of the Adviser and the role played by the Trust in MetLife’s variable products.

Board Oversight of Trust Risk

The Board has not established a formal risk committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Audit Committee considers risks related to financial reporting and controls. The Investment Performance Oversight Committees consider investment performance risks of the Portfolios and the use by the Subadvisers of various investment techniques.

Under the multi-manager structure used by the Trust, the Trust’s Adviser is responsible for overall oversight, including risk management oversight, of the services provided by the various Subadvisers. Each Subadviser is responsible for the management of risks that may arise from its Portfolio investments. The Board requires the Adviser, and the Subadvisers, as appropriate, to report to the full Board, on a regular and as-needed basis, on actual and potential risks to each Portfolio and the Trust as a whole. For instance, the Adviser, and the Subadvisers, as appropriate, report to the Board on the various elements of risk, including investment risk, credit risk, liquidity risk and operational risk, as well as overall business risks relating to the Portfolios. In addition, the Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings, and an annual report to the Board concerning compliance matters. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws. For instance, the Board has adopted a derivatives policy for the Portfolios whereby the Adviser oversees the use by the Subadvisers of derivative instruments, and appropriate Subadvisers are called upon to provide quarterly reporting to the Board concerning their derivatives use for the Portfolios. The CCO also regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees, including concerning the Adviser and Subadvisers, as applicable.

Experience of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time since 2000. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) experience on boards of other investment companies that were merged into the Trust; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s recent prior professional experience is summarized in the table above.

In respect of Mses. Hawthorne and Strumpf and Mr. Shappert, in addition to the general considerations described below, the Board also considered their years of service as trustees of MSF, as well as their knowledge of the operations and business of MSF. In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board. For example, the Board considered each of the following in concluding that the individual should serve as a Trustee of the Trust:

Interested Trustee

Ms. Forget has served as Chairman of the Board for twelve years, while also acting as President of the Adviser. Ms. Forget also acts as Senior Vice President of MetLife, Inc. Those positions entail significant responsibilities for the operations of the Trust and its Portfolios, including oversight of the Subadvisers and the other service providers of the Trust.

Independent Trustees

Mr. Alderman has twelve years of experience serving as an Independent Trustee of the Trust. That position has provided Mr. Alderman, a practicing attorney, with knowledge of the operations and business of the Trust and its Portfolios, and has called upon him to exercise leadership and analytical skills.

Mr. Borsting has twelve years of experience serving as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and its Portfolios. Mr. Borsting has significant experience regarding the financial services industry, having been Professor and Dean of the Marshall School of Business of the University of Southern California since 1988. Previously he was Dean of the University of Miami business school and chief financial officer of the Department of Defense. Mr. Borsting has also served at various times on eight public company boards (including service as audit committee chair of several).

Mr. Boulware has served for four years as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and its Portfolios. Mr. Boulware has significant experience in the financial services industry, having been, among other things, President and Chief Executive Officer of ING Fund Distributor, LLC. In that position, Mr. Boulware supervised a securities distribution system similar to that used with respect to the variable insurance contracts that are funded by the Trust.

Mr. Doyle has served for five years as an Independent Trustee of the Trust. That position has provided him with the knowledge of the operations and business of the Trust and its Portfolios. Mr. Doyle has significant public accounting experience, having been a manager at a large public accounting firm, as well as experience as Vice President and Chief Financial Officer of a public utility company.

Ms. Gause has served for four years as an Independent Trustee of the Trust. That position has provided her with knowledge of the operations and business of the Trust and its Portfolios. Ms. Gause has significant experience in the financial services industry, having served as, among other things, Chief Executive Officer of Allianz Dresdner Asset Management. In that position, Ms. Gause was responsible for the day-to-day activities of the investment adviser of various registered open-end funds that are similar to the Portfolios.

Ms. Hawthorne began serving as an Independent Trustee of the Trust in 2012. Ms. Hawthorne has served for nine years as an Independent Trustee of MSF, which is also advised by the Adviser. Ms. Hawthorne served on the Board of Trustees of New England Zenith Fund, which combined its operations with MSF in 2003.

Ms. Hawthorne also has significant experience in leadership positions with publicly traded companies, having served as a trustee/director of several publicly traded companies. Ms. Hawthorne also has held executive positions at a corporate advisor, a computer software company, and a cable television company.

Mr. Schappert began serving as an Independent Trustee of the Trust in 2012. Mr. Schappert has served for three years as an Independent Trustee of MSF, which is also advised by the Adviser. Mr. Schappert has substantial experience serving as an executive in the investment management industry with entities unaffiliated with the Adviser, having held executive positions at several large investment management companies.

Ms. Strumpf began serving as an Independent Trustee of the Trust in 2012. Ms. Strumpf has served for twelve years as an Independent Trustee of MSF, which is also advised by the Adviser. Ms. Strumpf has extensive investment experience, having held executive positions with several large charitable foundations and trusts, as well as with a large life insurance company.

Ms. Vroegop has served for twelve years as an Independent Trustee of the Trust. That position has provided her with knowledge of the operations and business of the Trust and its Portfolios. Ms. Vroegop has served since 2009 as an Independent Trustee of MSF, which is also advised by the Adviser. Ms. Vroegop has significant experience in the financial services industry, having been, among other things, Managing Director for Dresdner RCM Global Investors, the investment adviser of various registered open-end funds that are similar to the Portfolios.

Compensation of the Trustees

The Trustees and Officers of the Trust who are officers or employees of MetLife and/or its affiliates (including the Adviser and MetLife Investors Distribution Company but not affiliates of MetLife that are registered investment companies) receive no compensation from the Trust for their services as Officers or Trustees of the Trust, although they may receive compensation from MetLife or any affiliate thereof for services rendered in those or other capacities.

Each Trustee who is not an employee of the Adviser or any of its affiliates and who serves on both the Board of the Trust and the MSF Board currently receives from the Trust and MSF an annual retainer of $165,000 ($41,250 per quarter). Each Trustee who is not an employee of the Adviser or any of its affiliates and who serves only on the Board of the Trust currently receives from the Trust an annual retainer of $120,000 ($30,000 per quarter). In addition, each Trustee receives (i) an additional fee of $17,000 for each regularly scheduled Board meeting attended, Committee meeting and private Independent Trustee meeting attended ($8,500 if attendance is via telephone), (ii) $7,500 per day for each special meeting attended in person ($3,750 per day if attendance is via telephone), (iii) $1,500 per day for each special telephonic meeting, and (iv) reimbursement for expenses in attending in-person meetings. In addition, the lead Independent Trustee, the Chair of the Audit Committee, the Chair of the Nominating and Compensation Committee, and the Chair of each Investment Performance Oversight Committee each receive a supplemental annual retainer of $75,000, $40,000, $30,000 and $15,000 respectively.

As of December 31, 2008, the Trust adopted a Deferred Fee Agreement. The Deferred Fee Agreement enables participating Independent Trustees to align their interests with those of the Portfolios and the Portfolios’ shareholders without having to purchase one of the variable life insurance policies or variable annuity contracts through which the Portfolios of the Trust are offered. The Deferred Fee Agreement provides each Independent Trustee the option to defer payment of all or part of the fees payable for such Trustee’s services and thereby to share in the experience alongside Trust shareholders as any compensation deferred by a participating Independent Trustee will increase or decrease depending on the investment performance of the portfolios on which such Trustee’s deferral account is based. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Deferred Fee Agreement. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or MSF, as designated by the participating Trustee. Pursuant to the Deferred Fee Agreement, payments due under the Deferred Fee Agreement are unsecured obligations of the Trust.

The table below sets forth the compensation paid to each of the Trustees affiliated with the Adviser and all other Trustees during the fiscal year ended December 31, 2011.

Name of Person, Position	Aggregate Compensation from Trust(1)(2)	Total Compensation From Fund Complex+ Paid to Trustees
Interested Trustee
Elizabeth M. Forget, President and Trustee	None	None

Independent Trustees
Stephen M. Alderman, Trustee	$230,000	$230,000
Jack R. Borsting, Trustee	$195,000	$195,000
Robert J. Boulware, Trustee	$195,000	$195,000
Daniel A. Doyle, Trustee	$212,500	$212,500
Susan C. Gause, Trustee	$210,000	$210,000
Nancy Hawthorne, Trustee	None	$200,000
Keith M. Schappert, Trustee	None	$195,000
Linda B. Strumpf, Trustee	None	$200,000
Dawn M. Vroegop, Trustee	$227,500	$432,500

+	The Fund Complex includes the Trust (54 portfolios as of December 31, 2011) and MSF (34 portfolios as of December 31, 2011).

(1)	Certain Trustees have elected to defer all or part of their total compensation for the year December 31, 2011 under the Trust’s and/or MSF’s Deferred Fee Agreement. As of December 31, 2011, Mr. Borsting, Mr. Boulware, Ms. Gause, and Ms. Vroegop had accrued $131,284, $344,742, $620,987 and $139,693, respectively, under the Trust’s Deferred Fee Agreement.

(2)	None of the Trustees receives pension or retirement benefits from the Trust, any of its subsidiaries or other funds in the Fund Complex.

Indemnification of Trustees and Officers

The Trust’s Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees’ Share Ownership

The following table states the dollar range of equity securities beneficially owned by each Trustee in the Trust’s Portfolios and in the MetLife Funds Complex as of December 31, 2011. Unless otherwise noted, the dollar range of equity securities beneficially owned by a Trustee in a specified Portfolio represents an interest in that Portfolio, as of December 31, 2011, held through the Trust’s Deferred Fee Agreement discussed above and does not represent actual ownership of the specified Portfolio’s shares.

Name of Trustee	Dollar Range of Equity Securities in the Trust’s Portfolios		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Trustee in MetLife Funds Complex
Interested Trustee
Elizabeth M. Forget	MetLife Growth Strategy Portfolio	$10,001-$50,000(1)	$10,001-$50,000
Independent Trustees
Stephen M. Alderman	MetLife Moderate Strategy Portfolio	Over $100,000(1)	Over $100,000
	PIMCO Inflation Protected Bond Portfolio	$10,001-$50,000(1)
Jack R. Borsting	N/A	None	Over $100,000
Robert Boulware	American Funds Bond Portfolio	Over $100,000	Over $100,000
Daniel A. Doyle	American Funds Growth Portfolio	Over $100,000(1)	Over $100,000
	Clarion Global Real Estate Portfolio	$10,001-$50,000(1)
	PIMCO Total Return Portfolio	$10,001-$50,000(1)
	Third Avenue Small Cap Value Portfolio	$10,001-$50,000(1)
Susan C. Gause	Harris Oakmark International Portfolio	$10,001-$50,000(1)	Over $100,000
	PIMCO Inflation Protected Bond Portfolio	$1-$10,000(1)
	PIMCO Total Return Portfolio	Over $100,000
	T. Rowe Price Mid Cap Growth Portfolio	$1-$10,000(1)
Nancy Hawthorne	N/A	None	$50,001-$100,000(2)
Keith M. Schappert	N/A	None	None
Linda B. Strumpf	N/A	None	Over $100,000(2)
Dawn M. Vroegop	Loomis Sayles Global Markets Portfolio	$50,001-$100,000	Over $100,000
	Met/Franklin Templeton Founding Strategy Portfolio	$50,001-$100,000
	PIMCO Total Return Portfolio	$10,001-$50,000

(1)	Represents ownership, as of December 31, 2011, of insurance products that utilize the Trust’s and/or MSF’s Portfolios as investment vehicles. Shares of the Trust’s and MSF’s Portfolios may not be held directly by individuals.
(2)	Represents ownership, as of December 31, 2011, through MSF’s Deferred Fee Agreement.

As of March 31, 2012, the Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Trust or any Portfolio.

Proxy Voting Policies and Procedures

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio other than the Allocation Portfolios, the MetLife Balanced Plus Portfolio and the Feeder Portfolios to the applicable Subadviser. Appendix C to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios’ Subadvisers.

The Adviser votes proxies relating to shares of an Underlying Portfolio held by an Asset Allocation Portfolio or the MetLife Balanced Plus Portfolio in the same proportion as the vote of the other shareholders of the Underlying Portfolio with respect to a particular proposal.

As a shareholder of the Master Fund, a Feeder Portfolio will have the same voting rights as other shareholders. The Adviser will vote proxies relating to shares of the Master Fund held by the Feeder Fund in the same proportion as the vote of the other shareholders of the Master Fund with respect to a particular proposal.

Proxy Voting Records

The Adviser and each of the Subadvisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust’s portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

Only the Adviser’s or, as applicable, the Subadviser’s Chief Compliance Officer, or persons designated by the Trust’s Chief Compliance Officer (each, an “Authorized Person”) are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these policies and procedures, the Adviser or the Subadviser may disclose a Portfolio’s portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust’s policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust’s service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Subadviser prior to the Subadviser commencing its duties; (iv) the Subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Adviser or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

In accordance with the aforementioned procedures, the Adviser, the Subadvisers and/or their affiliates disclose the Trust’s portfolio holdings information on a confidential basis to various service providers and other organizations. Some of these entities may receive the Trust’s portfolio holdings information as frequently as daily, while others may receive such information on a monthly, quarterly or semi-annual basis. The length of time between the date of the Trust’s portfolio holdings information and the date on which it is disclosed to service providers and other organizations will depend on various factors, such as the frequency of disclosure. Entities that receive portfolio holdings information on a daily basis would experience no lag between the date of the portfolio holdings information and the date of disclosure, while entities receiving such information on a less frequent basis generally will experience a lag of a few days up to a few months. Among the service providers to which the Adviser, the Subadvisers and/or their affiliates may periodically disclose the Trust’s portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:

•    Abel/Noser Corp.

•    Bank of New York Mellon

•    Barclays Capital Point

•    BARRA TotalRisk System

•    Bloomberg L.P.

•    Cambridge Associates

•    Canterbury Consulting

•    Charles River Systems, Inc.

•    Cogent Consulting

•    Deloitte & Touche LLP

•    DST International plc

•    Eagle Investment Systems Corp.

•    Egan Jones

•    Electra Information Systems, Inc.

•    eVestment Alliance

•    FactSet Research Systems, Inc.

•    F T Interactive Data Corporation

•    Glass, Lewis & Co., LLC

•    Global Trading Analytics, LLC

•    IDS

•    Informa Investment Services (Efron)

•    Institutional Shareholder Services (ISS)

•    ITG, Inc.

•    Legg Mason Technology Services

•    Lipper, Inc.

•    Loan Syndication and Trading Association

•    MacGregor/ITG

•    Marco Consulting

•    MarkIt Group Limited

•    Mercer

•    Morningstar Associates, LLC

•    Ness USA

•    OMGEO Oasys

•    Plexus Plan Sponsor Group, Inc.

•    PricewaterhouseCoopers LLP

•    ProxyEdge from Broadridge Financial Solutions, Inc.

•    Reuters America, LLC

•    RiskMetrics Group

•    RogersCasey (Equest)

•    RR Donnelley

•    Salomon Analytics, Inc.

•    SS&C Technologies, Inc

•    Standard and Poor’s

•    StarCompliance, Inc.

•    State Street Bank and Trust Company

•    Stradley Ronon Stevens & Young, LLP

•    Sullivan & Worcester LLP

•    SunGard/Protegent (f/k/a Dataware)

•    Thomson/Baseline

•    Thomson Information Services Incorporated

•    Thompson Reuters Pricing Services

•    Wilshire Analytics/Axiom

•    YieldBook

The Trust’s policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust’s Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Dissemination of the Trust’s portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties and who have a duty not to trade on any nonpublic portfolio information that they receive. As a general matter, the Trust disseminates portfolio holdings to owners of the Contracts (“Contract owners”) only in the Annual or Semi-annual Reports or in other formats that are generally available on a contemporaneous basis to all such Contract owners or the general public.

Shares of the Trust are offered only to Separate Accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlife.com/variablefunds): (i) the complete portfolio holdings of each Portfolio; (ii) the 20 largest holdings of each Portfolio; and (iii) the percentage of each Portfolio’s net assets that each of the 20 largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, each Portfolio’s complete holdings will be posted on or about 30 calendar days following the end of each calendar quarter and each Portfolio’s 20 largest holdings will be posted on or about 45 calendar days following the end of each calendar quarter.

The Trust may exclude any information when doing so is deemed in the Trust’s best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, each Portfolio’s 20 largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust’s custodian after certain established cut-off times.

In addition to the above, the complete holdings of American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio, American Funds® Moderate Allocation Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, SSgA Growth ETF Portfolio and SSgA Growth ETF Portfolio, current as of the end of the last calendar quarter, will be posted at www.metlife.com/variablefunds on or about five business days following the end of each calendar quarter.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Trust is managed by MetLife Advisers, LLC (the “Adviser”) which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Adviser and MetLife Investors Distribution Company, the Trust’s distributor.

With respect to the Portfolios other than the following Asset Allocation Portfolios (American Funds® Moderate Allocation Portfolio, American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio and Met/Franklin Templeton Founding Strategy Portfolio) and the MetLife Balanced Plus Portfolio, the Trust and the Adviser have entered into a Management Agreement dated December 8, 2000, as amended (“Original Management Agreement”), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the following Asset Allocation Portfolios (American Funds® Moderate Allocation Portfolio, American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio and Met/Franklin Templeton Founding Strategy Portfolio) and the MetLife Balanced Plus Portfolio, the Trust and the Adviser have entered into a Management Agreement dated November 1, 2004, as amended (“Additional Management Agreement”), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio on October 29, 2004, as initial shareholder of American Funds® Moderate Allocation Portfolio, American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio and Met/Franklin Templeton Founding Strategy Portfolio on April 25, 2008, and as initial shareholder of MetLife Balanced Plus Portfolio on February 14, 2011.

Subject always to the supervision and direction of the Trustees of the Trust in accordance with the Trustees’ general fiduciary duties and the provisions of the 1940 Act, under the Original Management Agreement, the Adviser will have (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Subadvisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Subadvisers; (iv) full discretion to terminate and replace any Subadviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by a Subadviser. In connection with the Adviser’s responsibilities under the Original Management Agreement, the Adviser will assess each Portfolio’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Subadvisers from time to time, as the Adviser deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Adviser will monitor compliance of each Subadviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of each Subadviser. The Adviser will furnish, or cause the appropriate Subadviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Adviser’s own initiative, the Adviser will apprise, or cause the appropriate Subadviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish to the Trust, from time to time, such information as may be appropriate for this purpose. Further, the Adviser agrees to furnish, or cause the appropriate Subadviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Board of Trustees of the Trust may reasonably request. In addition, the Adviser agrees to cause the appropriate Subadviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

Under the Original Management Agreement, the Adviser also is required to furnish to the Trust, at its own expense and without remuneration from or additional cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment;

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

•

related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

•

related to the investment advisory services to be provided by any Subadviser pursuant to an investment advisory agreement or an investment subadvisory agreement with the Adviser (“Subadvisory Agreement”).

•

Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Subadviser under a Subadvisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Adviser will: (i) provide investment management and advisory services to the Allocation Portfolios and the MetLife Balanced Plus Portfolio; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Asset Allocation Portfolios and the MetLife Balanced Plus Portfolio.

The Adviser receives no compensation for its services to the Feeder Portfolios. In the event that a Feeder Portfolio were to withdraw from a Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of each Feeder Portfolio as follows:

Feeder Portfolio	Fee
American Funds® Bond	0.55%
American Funds® Growth	0.75%
American Funds® International	0.90%

As compensation for the services it receives under the Original Management Agreement and the Additional Management Agreement, the Trust pays the Adviser a monthly fee at the following annual rates of each Portfolio’s average daily net assets:

Portfolio	Fee
AllianceBernstein Global Dynamic Allocation	0.700% of the first $250 million of such assets plus 0.650% of such assets over $250 million up to $500 million plus 0.625% of such assets over $500 million up to $1 billion plus 0.600% of such assets over $1 billion

AQR Global Risk Balanced	0.675% of the first $250 million of such assets plus 0.650% of such assets over $250 million up to $750 million plus 0.625% of such assets $750 million up to $1 billion plus 0.600% of such assets over $1 billion
BlackRock Global Tactical Strategies	0.800% of the first $100 million of such assets plus 0.750% of such assets over $100 million up to $300 million plus 0.700% of such assets over $300 million up to $600 million plus 0.675% of such assets over $600 million up to $1 billion plus 0.650% of such assets over $1 billion

BlackRock High Yield	0.60%

BlackRock Large Cap Core	0.625% of first $250 million of such assets plus 0.60% of such assets over $250 million up to $500 million plus 0.575% of such assets over $500 million up to $1 billion plus 0.55% on such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion

Clarion Global Real Estate	0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $750 million plus 0.55% of such assets over $750 million

Dreman Small Cap Value	0.80% of first $100 million of such assets plus 0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1 billion plus 0.725% on such assets over $1 billion

Met/Eaton Vance Floating Rate	0.625% of first $100 million of such assets plus 0.60% of such assets over $100 million

Met/Franklin Income	0.80% of first $200 million of such assets plus 0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million

Portfolio	Fee

Met/Franklin Low Duration Total Return	0.52% of the first $100 million of such assets plus 0.51% of such assets over $100 million up to $250 million plus 0.50% of such assets over $250 million up to $500 million plus 0.49% of such assets over $500 million up to $1 billion plus 0.47% of such assets over $1 billion up to $1.5 billion plus 0.45% of such assets over $1.5 billion

Met/Franklin Mutual Shares	0.80%

Goldman Sachs Mid Cap Value	0.75% of first $200 million of such assets plus 0.70% of such assets over $200 million

Harris Oakmark International	0.85% of first $100 million of such assets plus 0.80% of such assets over $100 million up to $1 billion plus 0.75% of such assets over $1 billion

Invesco Small Cap Growth	0.88% of first $500 million of such assets plus 0.83% of such assets over $500 million

Janus Forty	0.65% on first $1 billion of such assets plus 0.60% of such assets over $1 billion

Lazard Mid Cap	0.70% of first $500 million of such assets plus 0.675% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion

Legg Mason ClearBridge Aggressive Growth	0.65% of first $500 million of such assets plus 0.60% of such assets over $500 million up to $1 billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion

Loomis Sayles Global Markets	0.70% of first $500 million of such assets plus 0.65% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion

Lord Abbett Bond Debenture	0.60% of first $250 million of such assets plus 0.55% of such assets over $250 million up to $500 million plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion

Lord Abbett Mid Cap Value	0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million

MFS® Emerging Markets Equity	1.05% of first $250 million of such assets plus 1.00% of such assets over $250 million up to $500 million plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion

MFS® Research International	0.80% of first $200 million of such assets plus 0.75% of such assets over $200 million up to $500 million plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion

Portfolio	Fee

Morgan Stanley Mid Cap Growth	0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million

PIMCO Inflation Protected Bond	0.50% of the first $1.2 billion of such assets plus 0.45% of such assets over $1.2 billion

PIMCO Total Return	0.50% of the first $1.2 billion of such assets plus 0.475% of such assets over $1.2 billion

Pioneer Fund	0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion

Pioneer Strategic Income	0.60% of first $500 million of such assets plus 0.55% of such assets over $500 million up to $1 billion plus 0.53% of such assets over $1 billion

Pyramis® Government Income	0.52% of the first $100 million of such assets plus 0.44% of such assets over $100 million up to $500 million plus 0.40% of such assets over $500 million

RCM Technology	0.88% of first $500 million of such assets plus 0.85% of such assets over $500 million

Rainier Large Cap Equity	0.70% of first $150 million of such assets plus 0.675% of such assets over $150 million up to $300 million plus 0.65% of such assets over $300 million up to $1 billion plus 0.60% of such assets over $1 billion

T. Rowe Price Large Cap Value

0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million[1]; provided that if such assets are over $100 million up to $200 million, then 0.650% of the first $200 million of such assets[2]; provided that if such assets are over $200 million up to $500 million, then 0.620% of the first $500 million of such assets[3]; provided that if such assets are over $500 million up to $1 billion, then 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion[4]; provided that if such assets are over $1 billion, then 0.570% of all such assets.

If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the footnotes immediately following this table.

Portfolio	Fee

T. Rowe Price Mid Cap Growth	0.75%

Met/Templeton Growth	0.70% of first $100 million of such assets plus 0.68% of such assets over $100 million up to $250 million plus 0.67% of such assets over $250 million up to $500 million plus 0.66% of such assets over $500 million up to $750 million plus 0.65% of such assets over $750 million

Met/Templeton International Bond	0.60%

Third Avenue Small Cap Value	0.75% of first $1 billion of such assets plus 0.70% of such assets over $1 billion

Turner Mid Cap Growth	0.80% of first $300 million of such assets plus 0.70% of such assets over $300 million

Van Kampen Comstock	0.65% of first $500 million of such assets plus 0.60% of such assets over $500 million up to $1 billion plus 0.525% of such assets over $1 billion

American Funds® Moderate Allocation	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

American Funds® Balanced Allocation	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion
American Funds® Growth Allocation	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

MetLife Defensive Strategy	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

MetLife Moderate Strategy	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

MetLife Balanced Strategy	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

MetLife Balanced Plus

Fee on the Portfolio’s Investments in Underlying Portfolios:

0.100% of the first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.050% of such assets over $1 billion

Fee on the Portfolio’s Other Assets:

0.725% of the first $250 million of such assets plus 0.700% of such assets over $250 million up to $750 million plus 0.675% of such assets over $750 million up to $1 billion plus 0.650% of such assets over $1 billion

Portfolio	Fee

MetLife Growth Strategy	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

MetLife Aggressive Strategy	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

Met/Franklin Templeton Founding Strategy	0.05% of first $500 million of such assets plus 0.04% of such assets over $500 million up to $1 billion plus 0.03% of such assets over $1 billion

SSgA Growth ETF	0.33% of first $500 million of such assets plus 0.30% of such assets over $500 million

SSgA Growth and Income ETF	0.33% of first $500 million of such assets plus 0.30% of such assets over $500 million

[1]

When the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.

[2]

When the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.

[3]

When the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.

[4]

When the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

See the Prospectus for information on any contractual fee waivers with respect to the Portfolios. From the management fees, the Adviser pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Subadviser of each applicable Portfolio.

The Adviser and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the “Management—Expense Limitation Agreement” section of the Prospectus.

In addition to the management fees, the Trust pays all expenses not assumed by the Adviser, including, without limitation: charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Independent Trustees; accounting and auditing services; interest; taxes; costs of printing and distributing reports to shareholders, proxy materials, summary prospectuses and prospectuses; charges of its administrator, custodian, transfer agent and dividend disbursing agent; registration fees; fees and expenses of the Trustees who are not affiliated persons of the Adviser; insurance; brokerage costs; litigation; and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under “The Distributor,” the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The Original Management Agreement and the Additional Management Agreement each continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually by: (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio; and (ii) the vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Original Management Agreement and the Additional Management Agreement each provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Adviser, or by the Adviser upon 90 days’ prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

The Trust commenced operations in February 2001. The following table shows the fees paid by the Portfolios to the Adviser, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2011, December 31, 2010 and December 31, 2009.

	12/31/11
Portfolio	Investment Management Fee Paid	Investment Management Fee Waived	Other Expenses Reimbursed	Deferred Expense Reimbursement
AllianceBernstein Global Dynamic Allocation(1)	$4,168,572	$243,389	$—	$—
American Funds® Bond	—	—	—	—
American Funds® Growth	—	—	—	—
American Funds® International	—	—	—	—
AQR Global Risk Balanced(1)	4,654,605	246,925	—	—
BlackRock Global Tactical Strategies(1)	7,645,384	491,820	—	—
BlackRock High Yield	4,938,547	—	—	—
BlackRock Large Cap Core	6,603,006	88,706	—	—
Clarion Global Real Estate	8,828,978	—	—	—
Dreman Small Cap Value	2,292,790	—	—	—
Met/Eaton Vance Floating Rate	4,226,553	—	—	—
Met/Franklin Income	2,876,004	303,898	—	—
Met/Franklin Low Duration Total Return(2)	2,638,140	173,960	—	—
Met/Franklin Mutual Shares	6,092,362	2,260	—	—
Goldman Sachs Mid Cap Value	4,680,869	—	—	—
Harris Oakmark International	21,903,061	461,769	—	—
Invesco Small Cap Growth	12,089,647	125,000	—	—
Janus Forty	11,296,228	—	—	—
Lazard Mid Cap	3,742,259	—	—	—
Legg Mason ClearBridge Aggressive Growth	6,273,162	—	—	—
Loomis Sayles Global Markets	2,812,145	—	—	—
Lord Abbett Bond Debenture	8,669,889	—	—	—
Lord Abbett Mid Cap Value	2,832,297	—	—	—
MFS® Emerging Markets Equity	10,076,590	—	—	—
MFS® Research International	17,833,299	1,112,815	—	—
Morgan Stanley Mid Cap Growth	5,605,112	100,000	—	—
PIMCO Inflation Protected Bond	15,077,481	—	—	—
PIMCO Total Return	46,737,762	—	—	—
Pioneer Fund	5,735,323	125,751	—	—

	12/31/11
Portfolio	Investment Management Fee Paid	Investment Management Fee Waived	Other Expenses Reimbursed	Deferred Expense Reimbursement
Pioneer Strategic Income	$5,164,825	$—	$—	$—
Pyramis® Government Income(1)	868,259	—	—	—
RCM Technology	3,217,659	—	—	—
Rainier Large Cap Equity	6,253,376	—	—	—
T. Rowe Price Large Cap Value	14,843,399	511,226	—	—
T. Rowe Price Mid Cap Growth	11,537,563	390,398	—	—
Met/Templeton Growth	3,061,677	107,387	—	175,377
Met/Templeton International Bond	5,632,227	—	—	—
Third Avenue Small Cap Value	9,490,306	—	—	—
Turner Mid Cap Growth	2,699,864	3,164	—	—
Van Kampen Comstock	10,486,963	—	—	—
MetLife Defensive Strategy	1,690,402	—	—	—
MetLife Moderate Strategy	2,640,169	—	—	—
MetLife Balanced Strategy	5,338,974	—	—	16,435
MetLife Balanced Plus(1)	2,597,478	64,041	—	—
MetLife Growth Strategy	4,051,901	—	—	14,673
MetLife Aggressive Strategy	849,536	—	22,483	—
American Funds® Moderate Allocation	1,803,324	—	—	—
American Funds® Balanced Allocation	2,393,423	—	—	—
American Funds® Growth Allocation	1,562,253	—	—	—
Met/Franklin Templeton Founding Strategy	408,116	—	107,891	—
SSgA Growth ETF	2,399,543	—	—	—
SSgA Growth and Income ETF	7,410,889	—	—	—
American Funds® Bond	—	—	—	96,395
American Funds® Growth	—	—	—	—
American Funds® International	—	—	—	74,972
BlackRock High Yield	4,713,255	—	—	—
BlackRock Large Cap Core	6,267,015	—	—	—
Clarion Global Real Estate	7,494,894	—	—	—
Dreman Small Cap Value	1,807,597	—	—	—
Met/Eaton Vance Floating Rate(3)	2,033,221	—	—	—
Met/Franklin Income	2,241,125	254,281	—	—
Met/Franklin Mutual Shares	6,703,011	—	—	139,371
Goldman Sachs Mid Cap Value	3,606,167	—	—	—
Harris Oakmark International	16,770,478	290,683	—	—
Invesco Small Cap Growth	9,390,445	125,000	—	—
Janus Forty	10,648,956	—	—	—
Lazard Mid Cap	4,642,640	—	—	—
Legg Mason ClearBridge Aggressive Growth	4,241,446	—	—	—
Loomis Sayles Global Markets	3,011,530	—	—	—
Lord Abbett Bond Debenture	9,244,223	—	—	—
Lord Abbett Mid Cap Value	2,487,503	—	—	—
MFS® Emerging Markets Equity	8,542,639	—	—	—
MFS® Research International	14,333,266	574,349	—	—
Morgan Stanley Mid Cap Growth	3,481,355	67,123	—	156,247
PIMCO Inflation Protected Bond	11,647,485	—	—	—
PIMCO Total Return	40,951,220	—	—	—
Pioneer Fund	5,232,958	125,000	—	—
Pioneer Strategic Income	3,921,579	—	—	—

	12/31/11
Portfolio	Investment Management Fee Paid	Investment Management Fee Waived	Other Expenses Reimbursed	Deferred Expense Reimbursement
RCM Technology	$2,457,791	$—	$—	$—
Rainier Large Cap Equity	6,368,112	—	—	—
T. Rowe Price Large Cap Value	10,992,829	—	—	—
T. Rowe Price Mid Cap Growth	9,608,600	247,662	—	—
Met/Templeton Growth	2,022,391	68,821	—	66,804
Met/Templeton International Bond	4,271,604	—	—	—
Third Avenue Small Cap Value	8,438,043	—	—	—
Turner Mid Cap Growth	2,841,763	6,952	—	—
Van Kampen Comstock	7,674,663	—	—	—
MetLife Defensive Strategy	1,479,027	—	—	112,272
MetLife Moderate Strategy	2,140,203	—	—	—
MetLife Balanced Strategy	4,280,293	—	—	16,435
MetLife Growth Strategy	3,846,449	—	—	14,673
MetLife Aggressive Strategy	638,046	—	93,182	—
American Funds® Moderate Allocation	1,395,682	—	—	242,102
American Funds® Balanced Allocation	1,704,471	—	—	227,641
American Funds® Growth Allocation	1,412,042	—	—	246,092
Met/Franklin Templeton Founding Strategy	342,862	—	121,824	—
SSgA Growth ETF	1,702,605	45,388	—	—
SSgA Growth and Income ETF	3,877,433	49,315	—	—
American Funds® Bond	0	—	44,442	—
American Funds® Growth	0	—	—	—
American Funds® International	0	—	30,609	—
BlackRock High Yield	3,011,922	—	—	—
BlackRock Large Cap Core	6,084,513	—	—	—
Clarion Global Real Estate	6,047,170	—	—	—
Dreman Small Cap Value	1,415,095	—	—	—
Met/Franklin Income	1,414,688	—	—	11,820
Met/Franklin Mutual Shares	3,986,870	—	—	53,671
Goldman Sachs Mid Cap Value	3,055,200	—	—	—
Harris Oakmark International	11,830,438	—	—	—
Invesco Small Cap Growth	6,304,296	—	—	—
Janus Forty	7,871,059	—	—	—
Lazard Mid Cap	4,023,856	—	—	—
Legg Mason ClearBridge Aggressive Growth	3,880,249	—	—	—
Loomis Sayles Global Markets	4,358,440	—	—	—
Lord Abbett Bond Debenture	7,979,934	—	—	—
Lord Abbett Mid Cap Value	1,959,839	—	—	—
MFS® Emerging Markets Equity	6,114,202	—	—	—
MFS® Research International	10,650,880	—	—	—
Morgan Stanley Mid Cap Growth	696,037	—	—	40,402
PIMCO Inflation Protected Bond	8,435,437	—	—	—
PIMCO Total Return	26,607,284	—	—	—
Pioneer Fund	2,915,132	—	—	66,176
Pioneer Strategic Income	2,601,977	—	—	—
RCM Technology	1,553,690	—	—	—
Rainier Large Cap Equity	4,800,414	—	—	—
T. Rowe Price Large Cap Value	10,605,961	—	—	—
T. Rowe Price Mid Cap Growth	6,628,144	—	—	—

	12/31/11
Portfolio	Investment Management Fee Paid	Investment Management Fee Waived	Other Expenses Reimbursed	Deferred Expense Reimbursement
Met/Templeton Growth	1,209,391	39,006	75,357	—
Met/Templeton International Bond(4)	2,260,976	—	—	—
Third Avenue Small Cap Value	8,444,046	—	—	—
Turner Mid Cap Growth	2,683,648	—	—	—
Van Kampen Comstock	7,308,754	—	—	—
MetLife Defensive Strategy	1,129,888	—	—	234,616
MetLife Moderate Strategy	1,576,176	—	—	—
MetLife Balanced Strategy	3,217,759	—	—	16,435
MetLife Growth Strategy	3,337,699	—	—	14,673
MetLife Aggressive Strategy	527,159	—	120,935	—
American Funds® Moderate Allocation	919,275	—	162,910	—
American Funds® Balanced Allocation	1,131,456	—	127,006	—
American Funds® Growth Allocation	1,341,052	—	100,715	—
Met/Franklin Templeton Founding Strategy	238,601	—	133,123	—
SSgA Growth ETF	917,541	83,413	—	—
SSgA Growth and Income ETF	1,273,420	105,814	—	—

(1)	For the period 5/2/11 through 12/31/11.
(2)	For the period 4/29/11 through 12/31/11.
(3)	For the period 4/30/10 through 12/31/10.
(4)	For the period 5/1/09 through 12/31/09.

The Subadvisers

Pursuant to a Subadvisory Agreement with the Adviser, each Subadviser to a Portfolio continuously furnishes an investment program for the Portfolio (or with respect to the MetLife Balanced Plus Portfolio, a portion of the Portfolio), makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio’s account with brokers or dealers selected by such Subadviser and may perform certain limited related administrative functions in connection therewith. For its services, the Adviser pays each Subadviser a fee based on a percentage of the average daily net assets of the applicable Portfolios.

Each Subadvisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually by: (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio; and (ii) the vote of a majority of the Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement provides that it shall terminate automatically if assigned or if the Original Management Agreement (or the Additional Management Agreement in the case of the MetLife Balanced Plus Portfolio) with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Adviser, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days’ prior written notice to the Subadviser or by the Subadviser on not less than 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon.

Each Subadvisory Agreement provides that the Subadviser shall not be subject to any liability to the Trust or the Adviser for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the Subadviser.

The Trust and the Adviser have received an exemptive order from the SEC (“Multi-Manager Order”). The Multi-Manager Order permits the Adviser, subject to approval of the Board of Trustees, to: (i) select new or additional Subadvisers for the Trust’s Portfolios; (ii) enter into new investment subadvisory agreements and materially modify existing investment subadvisory agreements; and (iii) terminate and replace the Subadvisers without obtaining approval of the relevant Portfolio’s shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Subadviser that normally is provided in a proxy statement. However, the Adviser may not enter into an investment subadvisory agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Subadviser”) unless the investment subadvisory agreement with the Affiliated Subadviser, including compensation thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the investment subadvisory agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval is not required for the termination of Subadvisory Agreements, shareholders of a Portfolio continue to have the right to terminate such Agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

Pursuant to the Multi-Manager Order, the Adviser, effective January 1, 2003, changed Subadvisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio) and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid Cap Growth Portfolio). Effective January 14, 2005, the Adviser changed the Subadviser to the PIMCO PEA Innovation Portfolio (now known as RCM Technology Portfolio). Effective December 19, 2005 the Adviser changed the Subadviser to the Met/AIM Mid Cap Core Equity Portfolio (now known as Lazard Mid Cap Portfolio). Effective August 21, 2006, the Adviser changed the Subadviser to the Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio). Effective October 1, 2006 the Adviser changed the Subadviser to the Lord Abbett Growth Opportunities Portfolio (now known as Morgan Stanley Mid Cap Growth Portfolio). Effective October 1, 2006, the Adviser changed the Subadviser to the Janus Aggressive Growth Portfolio (now known as Legg Mason ClearBridge Aggressive Growth Portfolio). Effective October 1, 2006, the Adviser changed the Subadviser to the Mercury Large Cap Core Portfolio (now known as BlackRock Large Cap Core Portfolio). Effective April 28, 2008, the Adviser changed the Subadviser to the Neuberger Berman Real Estate Portfolio (now known as Clarion Global Real Estate Portfolio). Effective September 2, 2008, the Adviser changed the Subadviser to the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (now known as SSgA Growth and Income ETF Portfolio and SSgA Growth ETF Portfolio, respectively). Effective June 1, 2010, Invesco Ltd. acquired the asset management business of Van Kampen Asset Management and, with approval of the Trust’s Board of Trustees, Invesco Advisers, Inc. became the Subadviser of the Van Kampen Comstock Portfolio. Effective May 2, 2011, the Adviser changed the Subadviser to the Lord Abbett Growth and Income Portfolio (now known as T. Rowe Price Large Cap Value Portfolio). Effective July 1, 2011, CBRE Group, Inc. acquired ING Clarion Global Real Estate Securities LLC and, with the approval of the Trust’s Board of Trustees, CBRE Clarion Securities LLC became the Subadviser of the Clarion Global Real Estate Portfolio. In approving new Subadvisers for these Portfolios, the Board especially reviewed each Portfolio’s performance record and the replacement Subadviser’s management style and long-term performance record with comparable funds.

Following are the Subadvisers to the Portfolios.

Portfolio	Subadviser
AllianceBernstein Global Dynamic Allocation	AllianceBernstein L.P.
AQR Global Risk Balanced	AQR Capital Management, LLC
BlackRock Global Tactical Strategies	BlackRock Financial Management, Inc.
BlackRock High Yield	BlackRock Financial Management, Inc.
BlackRock Large Cap Core	BlackRock Advisors, LLC
Clarion Global Real Estate	CBRE Clarion Securities LLC
Dreman Small Cap Value	Dreman Value Management, LLC
Met/Eaton Vance Floating Rate	Eaton Vance Management
Met/Franklin Income	Franklin Advisers, Inc.
Met/Franklin Low Duration Total Return	Franklin Advisers, Inc.
Met/Franklin Mutual Shares	Franklin Mutual Advisers, LLC

Portfolio	Subadviser
Goldman Sachs Mid Cap Value	Goldman Sachs Asset Management, L.P.
Harris Oakmark International	Harris Associates L.P.
Invesco Small Cap Growth	Invesco Advisers, Inc.
Janus Forty	Janus Capital Management LLC
Lazard Mid Cap	Lazard Asset Management LLC
Legg Mason ClearBridge Aggressive Growth	ClearBridge Advisors, LLC
Loomis Sayles Global Markets	Loomis, Sayles & Company, L.P.
Lord Abbett Bond Debenture	Lord, Abbett & Co. LLC
Lord Abbett Mid Cap Value	Lord, Abbett & Co. LLC
MetLife Balanced Plus (Overlay Portion)	Pacific Investment Management Company LLC
MFS® Emerging Markets Equity	Massachusetts Financial Services Company
MFS® Research International	Massachusetts Financial Services Company
Morgan Stanley Mid Cap Growth	Morgan Stanley Investment Management Inc.
PIMCO Inflation Protected Bond	Pacific Investment Management Company LLC
PIMCO Total Return	Pacific Investment Management Company LLC
Pioneer Fund	Pioneer Investment Management, Inc.
Pioneer Strategic Income	Pioneer Investment Management, Inc.
Pyramis® Government Income	Pyramis Global Advisers, LLC
RCM Technology	RCM Capital Management LLC
Rainier Large Cap Equity	Rainier Investment Management, Inc.
SSgA Growth ETF	SSgA Funds Management, Inc.
SSgA Growth and Income ETF	SSgA Funds Management, Inc.
T. Rowe Price Large Cap Value	T. Rowe Price Associates, Inc.
T. Rowe Price Mid Cap Growth	T. Rowe Price Associates, Inc.
Met/Templeton Growth	Templeton Global Advisors Limited
Met/Templeton International Bond	Franklin Advisers, Inc.
Third Avenue Small Cap Value	Third Avenue Management LLC
Turner Mid Cap Growth	Turner Investments, L.P.
Van Kampen Comstock	Invesco Advisers, Inc.

As compensation for services provided by the Subadvisers, the Adviser pays to the applicable Subadviser a monthly fee at the following annual rates of each Portfolio’s average daily net assets:

Portfolio	Fee
AllianceBernstein Global Dynamic Allocation	0.400% of first $250 million of such assets plus 0.350% of such assets over $250 million up to $500 million plus 0.325% of such assets over $500 million up to $1 billion plus 0.300% of such assets over $1 billion

AQR Global Risk Balanced	0.375% of first $250 million of such assets plus 0.350% of such assets over $250 million up to $750 million plus 0.325% of such assets over $750 million up to $1 billion plus 0.300% of such assets over $1 billion

BlackRock Global Tactical Strategies	0.500% of first $100 million of such assets plus 0.450% of such assets over $100 million up to $300 million plus 0.400% of such assets over $300 million up to $600 million plus 0.375% of such assets over $600 million up to $1 billion plus 0.350% of such assets over $1 billion

Portfolio	Fee

BlackRock High Yield	0.350%

BlackRock Large Cap Core	0.350% of first $250 million of such assets plus 0.325% of such assets over $250 million up to $500 million plus 0.275% of such assets over $500 million up to $1 billion plus 0.250% of such assets over $1 billion up to $2 billion plus 0.225% of such assets over $2 billion

Clarion Global Real Estate	0.400% of first $200 million of such assets plus 0.350% of such assets over $200 million up to $750 million plus 0.300% of such assets over $750 million

Dreman Small Cap Value	0.550% of first $100 million of such assets plus 0.500% of such assets over $100 million up to $400 million plus 0.450% of such assets over $400 million up to $1.5 billion plus 0.400% of such assets over $1.5 billion

Met/Eaton Vance Floating Rate	0.300%

Met/Franklin Income	0.625% of first $50 million of such assets plus 0.465% of such assets over $50 million up to $200 million plus 0.375% of such assets over $200 million up to $500 million plus 0.350% of such assets over $500 million[1]

Met/Franklin Low Duration Total Return	0.220% of first $100 million of such assets plus 0.210% of such assets over $100 million up to $250 million plus 0.200% of such assets over $250 million up to $500 million plus 0.190% of such assets over $500 million up to $1 billion plus 0.170% of such assets over $1 billion up to $1.5 billion plus 0.150% of such assets over $1.5 billion[2]

Met/Franklin Mutual Shares	0.510% of first $1 billion of such assets plus 0.490% of such assets over $1 billion

Goldman Sachs Mid Cap Value	0.500% of first $25 million of such assets plus 0.450% of such assets over $25 million up to $200 million plus 0.400% of such assets over $200 million

Harris Oakmark International	0.650% of first $50 million of such assets plus 0.600% of such assets over $50 million up to $100 million plus 0.500% of such assets over $100 million up to $1 billion plus 0.450% of such assets over $1 billion

Invesco Small Cap Growth	0.550%

Janus Forty	0.400% of first $50 million of such assets plus 0.375% of such assets over $50 million up to $150 million plus 0.350% of such assets over $150 million up to $750 million plus 0.325% of such assets over $750 million up to $1 billion plus 0.300% of such assets over $1 billion

Portfolio	Fee

Lazard Mid Cap	0.400% of first $500 million of such assets plus 0.375% of such assets over $500 million up to $1 billion plus 0.350% of such assets over $1 billion

Legg Mason ClearBridge Aggressive Growth	0.350% of first $500 million of such assets plus 0.300% of such assets over $500 million up to $2 billion plus 0.250% of such assets over $2 billion

Loomis Sayles Global Markets	0.450% of first $250 million of such assets plus 0.400% of such assets over $250 million up to $500 million plus 0.375% of such assets over $500 million up to $1 billion plus 0.350% of such assets over $1 billion

Lord Abbett Bond Debenture	0.300% of first $250 million of such assets plus 0.250% of such assets over $250 million up to $500 million plus 0.200% of such assets over $500 million

Lord Abbett Mid Cap Value	0.400% of first $900 million of such assets plus 0.375% of such assets over $900 million up to $1 billion plus 0.350% of such assets over $1 billion

MetLife Balanced Plus (Overlay Portion)	0.425% of the first $250 million of such assets plus 0.400% of such assets over $250 million up to $750 million plus 0.375% of such assets over $750 million up to $1 billion plus 0.350% of such assets over $1 billion

MFS® Emerging Markets Equity	0.800% of first $250 million of such assets plus 0.700% of such assets over $250 million up to $500 million plus 0.600% of such assets over $500 million up to $1 billion plus 0.500% of such assets over $1 billion

MFS® Research International	0.450% of first $1 billion of such assets plus 0.400% of such assets over $1 billion up to $1.5 billion plus 0.300% of such assets over $1.5 billion

Morgan Stanley Mid Cap Growth	0.400% of first $500 million of such assets plus 0.350% of such assets over $500 million

PIMCO Inflation Protected Bond	0.250% of the first $1 billion of such assets plus 0.200% of such assets over $1 billion

PIMCO Total Return	0.250% of the first $1 billion of such assets plus 0.225% of such assets over $1 billion[3]

Pioneer Fund	0.350% of first $250 million of such assets plus 0.300% of such assets over $250 million up to $1 billion plus 0.250% of such assets over $1 billion up to $2 billion plus 0.225% of such assets over $2 billion

Pioneer Strategic Income	0.250% of first $500 million of such assets plus 0.200% of such assets over $500 million up to $1 billion plus 0.180% of such assets over $1 billion

Portfolio	Fee

Pyramis® Government Income	0.220% of first $100 million of such assets plus 0.140% of such assets over $100 million up to $500 million plus 0.100% of such assets over $500 million

RCM Technology	0.600% of first $500 million of such assets plus 0.550% of such assets over $500 million

Rainier Large Cap Equity	0.400% of first $150 million of such assets plus 0.350% of such assets over $150 million up to $500 million plus 0.325% of such assets over $500 million up to $1 billion plus 0.300% of such assets over $1 billion up to $2 billion plus 0.250% of such assets over $2 billion

SSgA Growth ETF	0.080% of first $500 million of such assets plus 0.050% of such assets over $500 million

SSgA Growth and Income ETF	0.080% of first $500 million of such assets plus 0.050% of such assets over $500 million

T. Rowe Price Large Cap Value

0.500% of the first $50 million of such assets plus 0.450% of such assets over $50 million up to $100 million[4]; provided that if such assets are over $100 million up to $200 million, then 0.400% of the first $200 million of such assets[5]; provided that if such assets are over $200 million up to $500 million, then 0.350% of the first $500 million of such assets[6]; provided that if such assets are over $500 million up to $1 billion, then 0.325% of the first $500 million of such assets plus 0.300% of such assets over $500 million up to $1 billion[7]; provided that if such assets are over $1 billion, then 0.300% of all such assets.

If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Adviser to T. Rowe Price Associates, Inc. shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Subadviser shall be calculated according to the footnotes following this table.

T. Rowe Price Mid Cap Growth	0.500%

Met/Templeton Growth	0.410% of first $100 million of such assets plus 0.390% of such assets over $100 million up to $250 million plus 0.380% of such assets over $250 million up to $500 million plus 0.370% of such assets over $500 million up to $750 million plus 0.360% of such assets over $750 million[8]

Met/Templeton International Bond	0.300%

Portfolio	Fee

Third Avenue Small Cap Value	0.500% of first $500 million of such assets plus 0.450% of such assets over $500 million up to $1 billion plus 0.400% of such assets over $1 billion

Turner Mid Cap Growth	0.550% of first $50 million of such assets plus 0.500% of such assets over $50 million up to $300 million plus 0.450% of such assets over $300 million up to $400 million plus 0.400% of such assets over $400 million

Van Kampen Comstock	0.400% of first $250 million of such assets plus 0.375% of such assets over $250 million up to $500 million plus 0.350% of such assets over $500 million up to $1 billion plus 0.250% of such assets over $1 billion up to $2 billion plus 0.225% of such assets over $2 billion

[1]

For purposes of determining the annual subadvisory fee rate, the assets of the Met/Franklin Income Portfolio are aggregated with the assets of the Met/Franklin Low Duration Total Return Portfolio, Met/Templeton Growth Portfolio, Met/Templeton International Bond Portfolio and Met/Franklin Mutual Shares Portfolio. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of the Met/Franklin Income Portfolio to determine the annual subadvisory fee rate.

[2]

For purposes of determining the annual subadvisory fee rate, the assets of the Met/Franklin Low Duration Total Return Portfolio are aggregated with the assets of the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio, Met/Templeton Growth Portfolio and Met/Templeton International Bond Portfolio. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of the Met/Franklin Low Duration Total Return Portfolio to determine the annual subadvisory fee rate.

[3]

Subadvisory fee breakpoints only apply if PIMCO subadvised assets exceed $3 billion in the aggregate. If such assets fall below $3 billion, then the subadvisory fee rate for the PIMCO Total Return Portfolio becomes 0.250% on all assets of the Portfolio.

[4]

When the Portfolio’s net assets decline below $100 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.500% of the first $50 million of such assets plus 0.450% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.400%.

[5]

When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.400% and (2) the fee on $200 million calculated at a flat rate of 0.350%.

[6]

When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.350% and (2) the fee on $500 million calculated at a flat rate of 0.325%.

[7]

When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.325% of the first $500 million of such assets plus 0.300% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.300%.

[8]

For purposes of determining the annual subadvisory fee rate, the assets of the Met/Templeton Growth Portfolio are aggregated with the assets of the Met/Franklin Income Portfolio, Met/Franklin Low Duration Total Return Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton International Bond Portfolio. The aggregated assets are applied to the above schedule and the resulting effective rate is applied to the actual assets of the Met/Templeton Growth Portfolio to determine the annual subadvisory fee rate.

The following table shows the fees paid with respect to the Portfolios to each Subadviser (or prior Subadviser) by the Adviser or current affiliates of the Adviser for the fiscal years ended December 31, 2011, December 31, 2010 and December 31, 2009.

Portfolio	12/31/2011		12/31/2010		12/31/09
AllianceBernstein Global Dynamic Allocation	$1,969,065	(1)	$—		$—
AQR Global Risk Balanced	2,205,063	(1)	—		—
BlackRock Global Tactical Strategies	3,782,918	(1)	—		—
BlackRock High Yield	2,880,819		2,749,399		1,756,955
BlackRock Large Cap Core	3,420,726		3,351,798		3,258,734
Clarion Global Real Estate	4,827,170		4,099,488		3,310,343
Dreman Small Cap Value	1,513,091		1,200,063		946,836
Met/Eaton Vance Floating Rate	2,100,777		1,008,220	(2)	—
Met/Franklin Income	1,414,993		1,111,900		712,581
Met/Franklin Low Duration Total Return	883,924	(3)	—		—
Met/Franklin Mutual Shares	3,881,621		4,273,170		2,541,630
Goldman Sachs Mid Cap Value	2,730,139		2,116,024		1,801,186
Harris Oakmark International	13,436,836		10,357,287		7,392,749
Invesco Small Cap Growth	$7,970,549		$6,181,922		$4,236,927
Janus Forty	6,085,457		5,734,851		4,249,114
Lazard Mid Cap	2,126,175		2,634,800		2,290,053
Legg Mason ClearBridge Aggressive Growth	3,276,845		2,245,723		2,065,124
Loomis Sayles Global Markets	1,731,940		1,848,074		2,620,255
Lord Abbett Bond Debenture	3,839,395		4,094,655		3,532,748
Lord Abbett Mid Cap Value	1,781,414		1,569,233		1,244,513
MetLife Balanced Plus	1,135,974	(1)	—		—
MFS® Emerging Markets	7,214,934		6,156,040		4,448,298
MFS® Research International	10,188,446		8,573,046		6,812,967
Morgan Stanley Mid Cap Growth	3,262,863		2,058,467		447,453
PIMCO Inflation Protected Bond	6,934,436		5,409,993		3,982,417
PIMCO Total Return	22,246,834		19,505,841		12,711,345
Pioneer Fund	2,814,927		2,566,479		1,424,416
Pioneer Strategic Income	2,037,209		1,585,120		1,081,270
Pyramis® Government Income	302,162	(1)	—		—
RCM Technology	2,193,858		1,675,767		1,059,334
Rainier Large Cap Equity	3,404,581		3,477,113		2,636,761
SSgA Growth ETF	524,924		404,995		222,434
SSgA Growth and Income ETF	1,360,148		771,239		300,415
T. Rowe Price Large Cap Value	7,134,469		5,374,591		5,202,649
T. Rowe Price Mid Cap Growth	7,301,311		6,158,071		4,285,610
Met/Templeton Growth	1,648,196		1,099,915		661,482
Met/Templeton International Bond	2,816,113		2,135,802		1,130,488	(4)
Third Avenue Small Cap Value	6,029,482		5,355,732		5,358,014
Turner Mid Cap Growth	1,715,469		1,802,249		1,707,104
Van Kampen Comstock	5,906,862		4,433,752		4,241,255

(1)	For the period from 5/2/11 through 12/31/11.
(2)	For the period from 4/30/10 through 12/31/10.
(3)	For the period from 4/29/11 through 12/31/11.
(4)	For the period from 5/1/09 through 12/31/09.

Investment Adviser to Master Funds

For information regarding the investment adviser to the Master Funds, including information regarding the portfolio counselors’ compensation, other accounts managed and ownership of shares of the Master Funds to the extent applicable, see the Master Funds’ statement of additional information, which is delivered together with this Statement of Additional Information.

Portfolio Management

Appendix D to this Statement of Addition Information contains information regarding the committee members’ or portfolio managers’ compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

The Administrator

Pursuant to an administration agreement (“Administration Agreement”), State Street Bank and Trust Company (“Administrator”) assists the Adviser in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2012 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days’ prior written notice to the other party. For the years ended December 31, 2011, December 31, 2010 and December 31, 2009, an aggregate of $2,899,144, $2,698,809, and $2,568,710, respectively, was paid to the Administrator.

The Distributor

With respect to the Portfolios, the Trust has distribution agreements with MetLife Investors Distribution Company (“MLIDC” or the “Distributor”) in which MLIDC serves as the Distributor for the Trust’s Class A, Class B, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC’s address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

The Trust’s distribution agreements with respect to the Class A, Class B, Class C and Class E shares (“Distribution Agreements”) were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by: (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a Portfolio and who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement; and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Distributor or its affiliates for the Class A shares will pay for printing and distributing summary prospectuses, prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective Contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective Contract owners and qualified plan participants.

Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust’s Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust summary prospectuses, prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% (0.55% for the American Funds Balanced Allocation, American Funds Bond, American Funds Growth, American Funds Growth Allocation, American Funds International and American Funds Moderate Allocation Portfolios) and 0.15%, respectively, of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities’ fees or expenses incurred or paid in that regard.

Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to Class B, Class C and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan’s, the Class C Distribution Plan’s and the Class E Distribution Plan’s renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust summary prospectuses, prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) expenditures relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Class E Distribution Plan.

The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust’s Board of Trustees, and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B, Class C or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B, Class C or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Independent Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% with respect to Class B, up to 1.00% with respect to Class C, and up to 0.25% with respect to Class E) of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B, Class C and Class E Distribution Plans for the year ended December 31, 2011:*

Portfolio	Total Distribution Fee Paid to Distributor
AllianceBernstein Global Dynamic Allocation	$1,630,097
American Funds® Bond	2,443,461
American Funds® Growth	4,807,773
American Funds® International	1,909,048
AQR Global Risk Balanced	1,835,514
BlackRock Global Tactical Strategies	2,808,872
BlackRock High Yield	638,026
BlackRock Large Cap Core	386,448
Clarion Global Real Estate	1,236,229
Met/Eaton Vance Floating Rate	123,938
Dreman Small Cap Value	48,917
Met/Franklin Income	199,236
Met/Franklin Low Duration Total Return	46,259
Met/Franklin Mutual Shares	789,313
Goldman Sachs Mid Cap Value	422,984
Harris Oakmark International	2,740,224
Invesco Small Cap Growth	776,046
Janus Forty	1,098,412
Lazard Mid Cap	702,050
Legg Mason ClearBridge Aggressive Growth	891,942
Loomis Sayles Global Markets	539,687
Lord Abbett Bond Debenture	2,068,234
Lord Abbett Mid Cap Value	951,043
MFS® Emerging Markets	1,446,507

Portfolio	Total Distribution Fee Paid to Distributor
MFS® Research International	1,987,151
Morgan Stanley Mid Cap Growth	678,711
PIMCO Inflation Protected Bond	4,241,631
PIMCO Total Return	10,971,436
Pioneer Fund	137,826
Pioneer Strategic Income	238,118
Pyramis® Government Income	471,748
RCM Technology	716,788
Rainier Large Cap Equity	159,875
T. Rowe Price Large Cap Value	2,385,833
T. Rowe Price Mid Cap Growth	2,164,258
Met/Templeton Growth	362,164
Met/Templeton International Bond	152,917
Third Avenue Small Cap Value	1,495,600
Turner Mid Cap Growth	283,621
Van Kampen Comstock	1,456,265
MetLife Defensive Strategy	$6,576,831
MetLife Moderate Strategy	11,322,988
MetLife Balanced Strategy	24,814,045
MetLife Balanced Plus	2,400,395
MetLife Growth Strategy	18,377,682
MetLife Aggressive Strategy	2,349,506
American Funds® Moderate Allocation	15,704,861
American Funds® Balanced Allocation	22,197,227
American Funds® Growth Allocation	13,041,519
Met/Franklin Templeton Founding Strategy	2,225,811
SSgA Growth ETF	1,845,867
SSgA Growth and Income ETF	6,007,121

*

Other than the American Funds® Balanced Allocation, American Funds® Bond, American Funds® Growth, American Funds® Growth Allocation, American Funds® International and American Funds® Moderate Allocation Portfolios, the Portfolios currently do not offer Class C shares.

The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust summary prospectuses, prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares.

Rule 12b-1 Plan of the Master Funds

The Master Funds have not adopted a Plan of Distribution for their Class 1 shares, pursuant to Rule 12b-1 under the 1940 Act.

Code of Ethics

The Trust, its Adviser, its Distributor, and each of its Subadvisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

Custodian

State Street Bank and Trust Company (“State Street Bank”), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios’ securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

Metropolitan Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116 serves as transfer agent for the Trust.

Legal Matters

Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 200 Berkeley St., Boston, MA 02116, serves as the Trust’s independent registered public accounting firm.

REDEMPTION OF SHARES

The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the SEC; (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the SEC may otherwise permit.

The value of the shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the portfolio securities at the time of redemption.

NET ASSET VALUE

The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day that Exchange is open for trading. Currently, the New York Stock Exchange is closed on: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities for which the primary market is a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price (“NOCP”). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if the last traded price is higher) or the last ask price (if the last traded price is lower). Equity securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the last sales price, and, if no last sales price is available, then at the last bid price. Short positions traded over the counter are valued at the last available ask price.

With respect to any portion of a Portfolio’s assets that is invested in other open-end investment companies, that portion of the Portfolio’s NAV is calculated based on the NAV of that investment company, or, in the case of Underlying ETFs, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Feeder Portfolio’s net asset value will be based on the net asset value of the corresponding Master Fund, as adjusted to reflect the Feeder Portfolio’s other assets, if any, and expenses. For information regarding the determination of net asset value for each Master Fund, see the Master Funds’ statement of additional information, which is delivered together with this Statement of Additional Information.

In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Subadviser pursuant to authorization of the Board of Trustees. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust’s Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Adviser may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Adviser will continuously monitor the performance of these services.

FEDERAL INCOME TAXES

Each Portfolio, including each Underlying Portfolio and Master Fund, intends to qualify each year as a “regulated investment company” under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.

In order to so qualify, a Portfolio must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership (“Income Requirement”); and (2) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio’s assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income that would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

A Portfolio may invest in exchange traded vehicles that track the return of commodities. Under the Code, these investments are not considered “securities” with respect to the Income Requirement. As a result, any income generated by such investment is not included in determining compliance with the 90% test discussed above. The Portfolio intends to manage its commodities exposure to ensure that the Income Requirement is met at the end of the Portfolio’s taxable year. To the extent that a Portfolio’s income from commodities exceeds 10% of the Portfolio’s gross income, the Portfolio may be able to avoid disqualification by paying a tax on that portion of the commodities income that exceeds one ninth of the Portfolio’s qualifying income.

As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed (“Distribution Requirement”), but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the Distribution Requirement in each taxable year.

The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios, Underlying Portfolios or Master Funds may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. For this purpose, an investment in an Underlying Portfolio (except as discussed below) or a Master Fund is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio or Master Fund, so long as shares of the Underlying Portfolio or Master Fund are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios, Underlying Portfolios and Master Funds are and will be so owned. Thus, so long as each Portfolio, Underlying Portfolio and Master Fund meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts. The assets of the ETF Portfolios will consist primarily of Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the ETF Portfolios. Accordingly, each Underlying ETF is considered an “asset” of an ETF Portfolio, and each ETF Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Similarly, the American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation Portfolios (collectively, the “American Allocation Portfolios”) may invest in Underlying Portfolios, which may be owned in part by persons other than those permitted to own interests in the American Allocation Portfolios. For purposes of the following sentence, those Underlying Portfolios are referred to collectively as “Non-Qualified Underlying Portfolios.” Each Non-Qualified Underlying Portfolio is considered an “asset” of an American Allocation Portfolio, and each American Allocation Portfolio will need to be sure that no more than 55% of its assets are represented by one Non-Qualified Underlying Portfolio, no more than 70% by any two Non-Qualified Underlying Portfolios, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h).

The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio, Underlying Portfolio or Master Fund or substitute the shares of one Portfolio, Underlying Portfolio or Master Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the SEC, to the extent legally required.

In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio’s Subadviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

Income that Clarion Global Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, qualified publicly traded partnership or REIT) (“RE Partnership”) will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership’s income that would be qualifying income if realized directly by the Portfolio in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service’s view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership’s assets for purposes of the diversification requirement.

Clarion Global Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT’s income attributable to its residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax and will be allocated to the REIT’s shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income (“UBTI”) to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a “disqualified organization” (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

A Portfolio may invest in certain futures and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—and certain foreign currency options and forward contracts with respect to which it makes a particular election—that will be subject to section 1256 of the Code (“Section 1256 contracts”). Any Section 1256 contracts a Portfolio holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain) and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to it. A Portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle, which it clearly identifies in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of dividends that it must distribute.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains will increase or decrease the amount of a Portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If the Portfolio’s losses from such foreign currency transactions exceed its other investment company taxable income during a taxable year, a Portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Portfolio may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Portfolios, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are Section 1256 contracts).

When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s tax basis.

A Portfolio that acquires zero coupon or other securities issued with original issue discount (“OID”) must include in its gross income the OID that accrues on those securities during the taxable year. Similarly, a Portfolio that invests in PIK securities generally must include in its gross income securities it receives as “interest” on those securities. Each Portfolio has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Portfolio’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

ORGANIZATION AND CAPITALIZATION OF THE TRUST

The Trust is a Delaware statutory trust organized on July 27, 2000. A copy of the Trust’s Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust’s registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio changed its name to T. Rowe Price Mid Cap Growth Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio and effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio. Effective December 19, 2005 Met/AIM Mid Cap Core Equity Portfolio changed its name to Lazard Mid Cap Portfolio. Effective August 21, 2006, Federated High Yield Portfolio changed its name to BlackRock High Yield Portfolio. Effective October 1, 2006, Lord Abbett Growth Opportunities Portfolio changed its name to Van Kampen Mid Cap Growth Portfolio and effective May 1, 2010, Van Kampen Mid Cap Growth Portfolio changed its name to Morgan Stanley Mid Cap Growth Portfolio. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio, effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio and effective May 1, 2010, Legg Mason Partners Aggressive Growth Portfolio changed its name to Legg Mason ClearBridge Aggressive Growth Portfolio. Effective October 1, 2006, Mercury Large Cap Core Portfolio changed its name to BlackRock Large Cap Core Portfolio. Effective April 30, 2007, Janus Capital Appreciation Portfolio changed its name to Janus Forty Portfolio. Effective April 28, 2008, Neuberger Berman Real Estate Portfolio changed its name to Clarion Global Real Estate Portfolio. Effective May 1, 2010, the Met/AIM Small Cap Growth Portfolio changed its name to Invesco Small Cap Growth Portfolio. Effective May 2, 2011, Lord Abbett Growth and Income Portfolio changed its name to T. Rowe Price Large Cap Value Portfolio. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated 57 series, 55 of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. The Summary Prospectus and Prospectus for each Portfolio describe the classes of shares currently being offered. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B, Class C and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class’ Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Class A, Class B, Class C and Class E shares are currently offered under the Trust’s multi-class distribution system approved by the Trust’s Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B, Class C and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies—Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company and MetLife Insurance Company of Connecticut (collectively, “MetLife”). As of December 31, 2011, MetLife owned substantially all of the Trust’s outstanding Class A, Class B, Class C and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to Contract owners the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

As of March 31, 2012, the Contract owners listed below were entitled to give voting instructions regarding 5% or more of a Class of a Portfolio’s outstanding shares. Each shareholder’s address is c/o Met Investors Series Trust, 5 Park Plaza, Suite 1900, Irvine, California 92614.

Portfolio—Class	Percentage of Class
American Funds Balanced Allocation—Class B
Carol Smith	6.10%
Margaret Baumgartner	6.10%
Michael Wecker	8.46%
Oakwood Dairy LLC	9.29%

American Funds Moderate Allocation—Class B
Pierson Business Continuation Partnership	5.90%
Richard Peirson Irrevocable Trust DTD 2 10 11	5.56%

MetLife Balanced Strategy—Class A
Donald Jansen	7.66%
Douglas Roberts	12.25%
DRW and Pat Wehrkamp LLC	8.30%
Edward Reynolds	10.54%
Louis Cocheres	15.30%
Ross Ortman	13.72%
Vernell Johnson	16.18%

MetLife Defensive Strategy—Class A
Anna Behlmer	76.28%
Bruce Milton	5.13%

MetLife Growth Strategy—Class A
Andrew Poppink	5.99%
Maureen McKinnon Hopson Irrevocable Trust	17.42%
Nancy J. Longenecker Generation Skipping Trust	9.01%
Richard Rauschenbach	7.79%
Robert Pierson	12.18%
Stockholders Life Insurance Trust	5.73%

MetLife Moderate Strategy—Class A
Cathleen Freyberg & Mary Denise Tibbitts, Trustees	42.08%
Dale R. Wehrkamp Credit Trust	15.92%
Dean Winkler	6.53%
Kenneth Sarina	8.86%
Thomas Winkler	6.50%

Met/Franklin Low Duration Total Return—Class B
Louis Petrosino	6.56%

Met/Franklin Templeton Founding Strategy—Class A
The ALJ 2011 Irrevocable Trust #2	90.40%

SSgA Growth ETF—Class A
Hyslip Entities Equity	9.08%

Portfolio—Class	Percentage of Class

SSgA Growth ETF—Class E
Lan Nguyen	5.77%

SSgA Growth and Income ETF—Class A
Richard Swetz	5.80%

The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust’s books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust’s Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the SEC and thereafter comply with the requirements of the 1940 Act.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Portfolios, the ETF Portfolios, the Feeder Portfolios and the Allocation Portfolios and, therefore, the Portfolios, the ETF Portfolios, the Feeder Portfolios and the Allocation Portfolios are not subject to registration or regulation as commodity pool operators under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the Portfolios’, ETF Portfolios’, Feeder Portfolios’ and Allocation Portfolios’ ability to continue to claim this exclusion. Under the amended CFTC rules, a Portfolio, ETF Portfolio, Feeder Portfolio or Allocation Portfolio claiming the exclusion would be limited in its ability to use certain derivatives, such as futures, certain options, and swaps, after the effectiveness of the amended rules. If a Portfolio’s, ETF Portfolio’s, Feeder Portfolio’s, Allocation Portfolio’s and/or, in the case of an Allocation Portfolio, an Underlying Portfolio’s use of derivatives would prevent the Portfolio, ETF Portfolio, Feeder Portfolio or Allocation Portfolio from claiming the exclusion, then the Adviser and/or the Subadviser would be subject to registration and regulation in its capacity as the Portfolio’s, ETF Portfolio’s, Feeder Portfolio’s or Allocation Portfolio’s commodity pool operator, and the

Portfolio, ETF Portfolio, Feeder Portfolio or Allocation Portfolio would be subject to regulation under the CEA. A Portfolio, ETF Portfolio, Feeder Portfolio or Allocation Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations and the Portfolio’s, ETF Portfolio’s, Feeder Portfolio’s Allocation Portfolio’s and/or, in the case of an Allocation Portfolio, an Underlying Portfolio’s use of certain derivatives and other instruments may be limited or restricted.

The AQR Global Risk Balanced Portfolio, Ltd. (a wholly-owned subsidiary of the AQR Global Risk Balanced Portfolio) and the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. (a wholly-owned subsidiary of the AllianceBernstein Global Dynamic Allocation Portfolio) (each previously defined as a Subsidiary, and together, the “Subsidiaries”) are exempt from registration with the CFTC as commodity pool operators and therefore, unlike a registered commodity pool operator, neither Subsidiary is required under the CEA to deliver disclosure documents or certified annual reports to participants in the pool. Each Subsidiary qualifies for exemption from registration because (1) its shares are exempt from registration under the 1933 Act and offered and sold without marketing to the public in the United States, and (2) its shares may be purchased only by natural persons who are “qualified eligible persons,” as defined in Rule 4.7(a)(2) under the CEA, and non-natural persons that are “qualified eligible persons,” as defined in Rule 4.7 under the CEA, or “accredited investors,” as defined in Rule 501(a)(1)-(3), (a)(7) or (a)(8) of Regulation D under the 1933 Act.

The CFTC recently voted to rescind the exemption on which the Subsidiaries rely. This rescission will limit the ability of the Subsidiaries to use futures, options and swaps without requiring their investment advisers to register as commodity pool operators, which may impose substantial additional regulatory and compliance burdens on the Subsidiaries and their investment advisers. Moreover, the rescission may adversely affect a Subsidiary’s investment adviser’s ability to manage the Subsidiary.

Pyramis is a registered service mark of FMR LLC. Used under license.

FINANCIAL STATEMENTS

The financial statements and financial highlights of the AllianceBernstein Global Dynamic Allocation, American Funds® Bond, American Funds® Growth, American Funds® International, AQR Global Risk Balanced, BlackRock Global Tactical Strategies, BlackRock High Yield, BlackRock Large Cap Core, Clarion Global Real Estate, Dreman Small Cap Value, Met/Eaton Vance Floating Rate, Met/Franklin Income, Met/Franklin Low Duration Total Return, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Harris Oakmark International, Invesco Small Cap Growth, Janus Forty, Lazard Mid Cap, Legg Mason ClearBridge Aggressive Growth Portfolio, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Mid Cap Value, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Balanced Plus, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, MFS® Emerging Markets Equity, MFS® Research International, Morgan Stanley Mid Cap Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, Pyramis® Government Income, RCM Technology, Rainier Large Cap Equity, T. Rowe Price Large Cap Value (formerly known as Lord Abbett Growth and Income), T. Rowe Price Mid Cap Growth, Met/Templeton Growth, Met/Templeton International Bond, Third Avenue Small Cap Value, Turner Mid Cap Growth, Van Kampen Comstock, American Funds® Balanced Allocation, American Funds® Growth Allocation, American Funds® Moderate Allocation, Met/Franklin Templeton Founding Strategy, SSgA Growth ETF and SSgA Growth and Income ETF Portfolios for the year ended December 31, 2011 and the reports of the Independent Registered Public Accounting Firm, Deloitte & Touche LLP, are included in the Annual Reports of the Trust, which are incorporated by reference in this Statement of Additional Information.

APPENDIX A

MET INVESTOR SERIES TRUST

SUMMARY OF INVESTMENT STRATEGIES

The information in this Appendix A is subject to the

fundamental and non-fundamental investment restrictions

and policies, including the operating policies of the

Portfolios as set forth in this SAI.

	Asset Backed Securities	Bank Capital Securities	Bonds	Brady Bonds	Collateralized Obligations	Convertible Securities	Credit Default Swaps	Credit Linked Notes	Depositary Receipts(1)	Dollar Rolls	Event- Linked Bonds	Exchange Traded Grantor Trusts	Exchange- Traded Notes	Floaters
AQR GlobalRisk Balanced	N	N	Y	N	N	N	N	N	N	N	N	N	Y	N
AllianceBernstein Global Dynamic Allocation	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y
American Funds® Bond	N	N	N	N	N	N	N	N	N	N	N	N	N	N
American Funds® Growth	N	N	N	N	N	N	N	N	N	N	N	N	N	N
American Funds® International	N	N	N	N	N	N	N	N	N	N	N	N	N	N
BlackRock Global Tactical Strategies(2)	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y
BlackRock High Yield	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	N	Y
BlackRock Large Cap Core	N	N	Y	N	N	Y	N	N	Y	N	N	N	N	N
Clarion Global Real Estate	N	N	Y	N	N	Y	N	N	Y	N	N	N	N	N
Dreman Small Cap Value	N	Y	Y	Y	N	Y	N	N	Y	N	N	N	N	N
Met/Eaton Vance Floating Rate	Y	N	Y	Y	Y	Y	Y	Y	N	N	N	N	N	Y
Met/Franklin Income	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y-5%	N	Y	Y
Met/Franklin Low Duration Total Return	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y
Met/Franklin Mutual Shares	Y	Y	Y	N	N	Y	Y	Y	Y	N	N	N	N	Y-5%

	Asset Backed Securities	Bank Capital Securities	Bonds	Brady Bonds	Collateralized Obligations	Convertible Securities	Credit Default Swaps	Credit Linked Notes	Depositary Receipts(1)	Dollar Rolls	Event- Linked Bonds	Exchange Traded Grantor Trusts	Exchange- Traded Notes	Floaters
Goldman Sachs Mid Cap Value	Y	N	Y	N	N	Y	N	N	Y	N	N	N	Y	N
Harris Oakmark International	N	N	Y	N	N	Y	N	N	Y	N	N	N	N	N
Invesco Small Cap Growth	Y	Y	Y	N	Y	Y	Y	N	Y	Y	N	N	N	N
Janus Forty	Y	N	Y	Y	Y	Y	Y	N	Y	N	N	Y	Y	Y
Lazard Mid Cap	Y-5%	N	Y	N	N	Y	N	N	Y	Y	N	N	N	N
Legg Mason ClearBridge Aggressive Growth	N	N	Y	N	N	Y	N	N	Y	N	N	N	N	Y
Loomis Sayles Global Markets	Y	Y	Y	Y	Y	Y	Y	Y-5%	Y	Y	N	N	Y	Y
Lord Abbett Bond Debenture	Y	Y	Y	N	N	Y	Y-15%	N	Y	Y	N	N	Y	Y
Lord Abbett Mid Cap Value	N	N	Y	N	N	Y	N	N	Y	N	N	N	Y	N
MFS® Emerging Markets Equity	N	Y	Y	Y	N	Y	N	N	Y	N	N	N	Y	N
MFS® Research International	N	Y	Y	Y	N	Y	N	N	Y	N	N	N	Y	N
MetLife Balanced Plus	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Morgan Stanley Mid Cap Growth	N	N	Y	N	N	Y	N	N	Y	N	N	N	N	N
PIMCO Inflation Protected Bond	Y	Y	Y	Y	Y	Y	Y	Y-5%	Y	Y	Y-5%	N	N	Y
PIMCO Total Return	Y	Y	Y	Y	Y	Y-10%	Y	Y-5%	Y	Y	Y-5%	N	N	Y
Pioneer Fund	N	N	Y	N	N	Y	N	N	Y	N	N	N	N	Y
Pioneer Strategic Income	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y-5%	Y	Y	Y
Pyramis® Government Income	Y-15%	N	Y	N	Y-5%	Y-5%	Y-5%	Y-5%	N	Y-70%	N	N	Y	Y-40%

	Asset Backed Securities	Bank Capital Securities	Bonds	Brady Bonds	Collateralized Obligations	Convertible Securities	Credit Default Swaps	Credit Linked Notes	Depositary Receipts(1)	Dollar Rolls	Event- Linked Bonds	Exchange Traded Grantor Trusts	Exchange- Traded Notes	Floaters
RCM Technology	N	N	Y	N	N	Y	N	Y-5%	Y	N	N	Y	Y	N
Rainier Large Cap Equity	N	N	Y	N	N	Y	N	N	Y	N	N	N	N	N
SSgA Growth ETF	N	N	N	N	N	N	N	N	N	N	N	Y	Y	N
SSgA Growth and Income ETF	N	N	N	N	N	N	N	N	N	N	N	Y	Y	N
T. Rowe Price Large Cap Value	N	N	Y	N	N	Y	N	N	Y	N	N	N	N	N
T. Rowe Price Mid Cap Growth	Y-10%	N	Y	N	N	Y	N	N	Y	N	N	N	N	N
Met/Templeton Growth	N	Y	Y	N	N	Y	N	N	Y	N	N	Y	Y	N
Met/Templeton International Bond	Y-10%	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y-5%	N	Y	Y-15%
Third Avenue Small Cap Value	N	N	Y	N	N	Y	N	N	Y	N	N	N	N	N
Turner Mid Cap Growth	N	N	N	N	N	N	N	N	Y-10%	N	N	Y	N	N
Van Kampen Comstock	N	Y	Y	N	N	Y	N	N	Y	N	N	N	N	N

	Foreign Currency Transactions(3)	Foreign Securities		Forward Commitments, When-Issued and Delayed Delivery Securities	High Yield, High Risk Debt Securities	Hybrid Investments	Illiquid Securities or Non-Publicly Traded Securities	Inflation- Indexed Bonds	Indexed Securities	Interest Rate Transactions(4)	Investment Grade Corporate Debt Securities
AQR Global Risk Balanced	Y	Y	(5)	N	N	N	N	Y	N	Y	Y
AllianceBernstein Global Dynamic Allocation	Y	Y	(5)	Y	Y-10%	Y	Y-15%	Y-10%	Y	Y	Y
American Funds® Bond	N	N		N	N	N	N	N	N	N	N
American Funds® Growth	N	N		N	N	N	N	N	N	N	N
American Funds® International	N	N		N	N	N	N	N	N	N	N

	Foreign Currency Transactions(3)	Foreign Securities		Forward Commitments, When-Issued and Delayed Delivery Securities	High Yield, High Risk Debt Securities		Hybrid Investments	Illiquid Securities or Non-Publicly Traded Securities	Inflation- Indexed Bonds	Indexed Securities	Interest Rate Transactions(4)	Investment Grade Corporate Debt Securities
BlackRock Global Tactical Strategies(2)	Y	Y	(9)	Y	Y		Y	Y-15%	Y-6%	Y	Y	Y
BlackRock High Yield	Y	Y-20%		Y-15%	Y		Y-5%	Y-15%	Y	Y	Y	Y
BlackRock Large Cap Core	Y	Y-10%		Y-15%	N		Y-5%	Y-15%	Y	Y	Y	Y
Clarion Global Real Estate	Y	Y		Y-15%	N		Y-5%	Y-15%	N	N	Y-5%	Y
Dreman Small Cap Value	Y	Y-10%		Y-5%	Y		N	Y-15%	N	N	N	Y
Met/Eaton Vance Floating Rate	Y	Y		Y	Y		Y	Y-15%	N	N	Y	Y
Met/Franklin Income	Y	Y-25%		Y	Y		N	Y-10%	Y	N	Y	Y
Met/Franklin Low Duration Total Return	Y	Y-25	%(5)	Y	Y-20	%(12)	Y	Y-15%	Y	Y	Y	Y
Met/Franklin Mutual Shares	Y	Y-35%		Y	Y		Y-15%	Y-15%	Y	N	Y	Y
Goldman Sachs Mid Cap Value	Y	Y-25%		Y	N		Y-5%	Y-15%	N	N	N	Y-20%
Harris Oakmark International	Y	Y		Y	N		N	Y-15%	N	N	N	N
Invesco Small Cap Growth	Y	Y-25%		Y-25%	N		Y-5%	Y-15%	N	Y	N	Y
Janus Forty	Y	Y	(6)	Y-15%	Y-35%		Y-5%	Y-15%	Y	Y	Y	Y
Lazard Mid Cap	Y	Y-25%		Y-25%	N		Y-5%	Y-15%	N	N	N	Y
Legg Mason ClearBridge Aggressive Growth	Y	Y-25%		N	N		N	Y-15%	N	N	N	Y
Loomis Sayles Global Markets	Y	Y		Y	Y		Y-5%	Y-15%	Y	N	Y	Y
Lord Abbett Bond Debenture	Y	Y-20	%(7)	Y-15%	Y		N	Y-15%	N	N	Y	Y
Lord Abbett Mid Cap Value	Y	Y-10	%(7)	Y-15%	N		N	Y-15%	N	N	N	Y
MFS® Emerging Markets Equity	Y	Y		Y-15%	Y-10%		N	Y-15%	N	Y	N	Y
MFS® Research International	Y	Y	(8)	Y-15%	Y-10%		N	Y-15%	N	Y	N	Y
MetLife Balanced Plus	Y	Y		Y	Y		Y	Y-15%	Y	Y	Y	Y

	Foreign Currency Transactions(3)	Foreign Securities		Forward Commitments, When-Issued and Delayed Delivery Securities	High Yield, High Risk Debt Securities		Hybrid Investments	Illiquid Securities or Non-Publicly Traded Securities	Inflation- Indexed Bonds	Indexed Securities	Interest Rate Transactions(4)	Investment Grade Corporate Debt Securities
Morgan Stanley Mid Cap Growth	Y	Y-25%		Y-15%	N		N	Y-15%	N	N	N	N
PIMCO Inflation Protected Bond	Y	Y-30	%(20)	Y	Y-10%		Y-5%	Y-15%	Y	Y	Y	Y
PIMCO Total Return	Y	Y-30	%(20)	Y	Y-10%		Y-5%	Y-15%	Y	Y	Y	Y
Pioneer Fund	Y	Y-20	%(9)	Y	Y-5%		Y-5%	Y-15%	Y	Y	N	Y
Pioneer Strategic Income	Y	Y-85%		Y	Y-70	%(13)	Y-10%	Y-15%	Y	Y	Y	Y
Pyramis® Government Income	N	Y-5%		Y	N		N	Y-10%	Y-50%	Y-50%	Y-75%	Y
RCM Technology	Y	Y-50%		Y-15%	N		Y-5%	Y-15%	N	N	N	Y
Rainier Large Cap Equity	Y	Y-25	%(10)	Y	N		N	N	N	N	N	N
SSgA Growth ETF	N	N		N	N		N	N	N	N	N	N
SSgA Growth and Income ETF	N	N		N	N		N	N	N	N	N	N
T. Rowe Price Large Cap Value	Y	Y-25%		N	Y-10%		Y-10%	Y-15%	N	N	N	N
T. Rowe Price Mid Cap Growth	Y	Y-25%		Y-10%	Y-10%		Y-10%	Y-15%	N	N	N	Y
Met/Templeton Growth	Y	Y		N	N		N	Y-15%	Y	N	N	Y
Met/Templeton International Bond	Y	Y		Y-15%	Y-25%		Y-5%	Y-15%	Y	Y-10%	Y	Y
Third Avenue Small Cap Value	Y	Y-35	%(11)	Y-15%	Y-5%		Y-5%	Y-15%	N	N	N	Y
Turner Mid Cap Growth	Y	Y-10%		Y	N		N	Y-15%	N	N	N	N
Van Kampen Comstock	Y	Y-25%		Y	N		N	Y-15%	N	Y	N	Y

	Money Market Securities	Mortgage- Backed Securities	Mortgage Dollar Roll Transactions	Municipal Fixed Income Securities	Options and Futures Strategies(14)		Other Investment Companies	Preferred Stocks	Real Estate Investments	Repurchase Agreements	Reverse Repurchase Agreements
AQR Global Risk Balanced	Y	N	N	N	Y		Y	N	N	Y	Y
AllianceBernstein Global Dynamic Allocation	Y	Y	Y	Y	Y		Y	Y	Y-10%	Y	Y
American Funds® Bond	N	N	N	N	N		Y	N	N	Y	N
American Funds® Growth	N	N	N	N	N		Y	N	N	Y	N
American Funds® International	N	N	N	N	N		Y	N	N	Y	N
BlackRock Global Tactical Strategies(2)	Y	Y	Y	Y	Y		Y	Y	Y-6%	Y	Y
BlackRock High Yield	Y	Y	Y	Y	Y-10%		Y	Y	Y	Y	Y
BlackRock Large Cap Core	Y	N	N	N	Y-10%		Y	Y	Y	Y	Y
Clarion Global Real Estate	Y	N	N	N	Y-5%		Y	Y	Y	Y	N
Dreman Small Cap Value	Y	N	N	N	Y-10%		Y	Y	Y-15%	Y	Y
Met/Eaton Vance Floating Rate	Y	Y	N	N	Y		N	Y	Y	Y	N
Met/Franklin Income	Y	Y	Y	Y	Y		Y	Y	Y-10%	Y	N
Met/Franklin Low Duration Total Return	Y	Y	Y	Y-25%	Y		Y	Y	N	Y	N
Met/Franklin Mutual Shares	Y	Y	N	N	Y		Y	Y	Y-15%	Y	N
Goldman Sachs Mid Cap Value	Y	Y	N	N	Y		Y	Y	Y	Y-15%	N
Harris Oakmark International	Y	N	N	N	Y-5%		Y	Y	N	Y	N
Invesco Small Cap Growth	Y	Y	Y	N	Y-5	%(15)	Y	Y	Y-15%	Y	Y
Janus Forty	Y	Y	N	N	Y-10%		Y	Y	Y-5%	Y	Y
Lazard Mid Cap	Y	N	Y	N	Y-5%		Y	Y	Y-15%	Y	Y
Legg Mason ClearBridge Aggressive Growth	Y	N	N	N	Y-5%		Y	N	N	Y	N
Loomis Sayles Global Markets	Y	Y	Y	Y	Y		Y	Y	Y-15%	Y	Y

	Money Market Securities	Mortgage- Backed Securities	Mortgage Dollar Roll Transactions	Municipal Fixed Income Securities	Options and Futures Strategies(14)	Other Investment Companies	Preferred Stocks	Real Estate Investments	Repurchase Agreements	Reverse Repurchase Agreements
Lord Abbett Bond Debenture	Y	Y	Y	Y	Y-5%	Y	Y	Y-5%	Y	Y
Lord Abbett Mid Cap Value	Y	N	N	N	Y-5%	Y	Y	Y-5%	Y	Y
MFS® Emerging Markets Equity	Y	Y	N	N	Y-10%	Y	Y	Y-5%	Y	N
MFS® Research International	Y	Y	N	N	Y-10%	Y	Y	Y-5%	Y	N
MetLife Balanced Plus Portfolio	Y	Y	Y	Y	Y	Y	Y	N	Y	Y
Morgan Stanley Mid Cap Growth	Y	N	N	N	Y-5%	Y	Y-10%	Y-10%	Y	Y
PIMCO Inflation Protected Bond	Y	Y	Y	Y	Y	Y	Y-10%	Y	Y	Y
PIMCO Total Return	Y	Y	Y	Y	Y	Y	Y-10%	Y	Y	Y
Pioneer Fund	Y	Y	N	Y	Y	Y	Y	Y-20%	Y	N
Pioneer Strategic Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Pyramis® Government Income	Y	Y	Y-70%	Y-5%	Y-25%	Y	N	N	Y	Y-35%
RCM Technology	Y	N	N	N	Y	Y	Y	Y-5%	Y	Y
Rainier Large Cap Equity	Y	N	N	N	Y-5%	N	Y	Y-5%	Y	N
SSgA Growth ETF	Y	N	N	N	N	Y	N	N	Y	N
SSgA Growth and Income ETF	Y	N	N	N	N	Y	N	N	Y	N
T. Rowe Price Large Cap Value	Y	N	N	N	Y	Y	Y	N	N	N
T. Rowe Price Mid Cap Growth	Y	Y-10%	N	N	Y-5%	Y	Y	Y-10%	Y	N
Met/Templeton Growth	Y	N	N	N	Y-5%	N	Y	Y-5%	Y	N

	Money Market Securities	Mortgage- Backed Securities	Mortgage Dollar Roll Transactions	Municipal Fixed Income Securities	Options and Futures Strategies(14)	Other Investment Companies	Preferred Stocks	Real Estate Investments	Repurchase Agreements	Reverse Repurchase Agreements
Met/Templeton International Bond	Y	Y	Y-10%	Y	Y	Y	Y	Y-5%	Y	Y-10%
Third Avenue Small Cap Value	Y	N	N	N	N	Y	Y	Y-15%	Y	Y
Turner Mid Cap Growth	Y	N	N	N	Y-5%	Y	Y	Y	Y	N
Van Kampen Comstock	Y	N	N	N	Y	Y	Y	Y-10%	Y	N

	Rights and Warrants	Securities Loans(16)	Senior Loans and Other Direct Indebtedness	Short Sales(17)	Standby Commitment Agreements	Structured Notes	Swaps(18)	Trade Claims	U.S. Government Securities	Zero Coupon, Deferred Interest and PIK Bonds
AQR Global Risk Balanced	N	N	N	N	N	N	Y	N	Y	N
AllianceBernstein Global Dynamic Allocation	Y	Y	Y	Y	N	Y	Y	N	Y	Y
American Funds® Bond	N	N	N	N	N	N	N	N	N	N
American Funds® Growth	N	N	N	N	N	N	N	N	N	N
American Funds® International	N	N	N	N	N	N	N	N	N	N
BlackRock Global Tactical Strategies(2)	Y	Y	Y	N	N	Y	Y	N	Y	Y
BlackRock High Yield	Y	Y	Y	Y	Y	Y	Y	N	Y	Y
BlackRock Large Cap Core	Y	Y	N	N	N	N	Y	N	Y	N
Clarion Global Real Estate	Y	Y	N	N	N	N	Y-5%	N	Y	N
Dreman Small Cap Value	Y-5%	Y	N	N	Y	N	N	Y	Y	N
Met/Eaton Vance Floating Rate	Y	N	Y	N	N	Y	Y	N	Y	Y

	Rights and Warrants		Securities Loans(16)	Senior Loans and Other Direct Indebtedness	Short Sales(17)	Standby Commitment Agreements	Structured Notes	Swaps(18)	Trade Claims	U.S. Government Securities	Zero Coupon, Deferred Interest and PIK Bonds
Met/Franklin Income	Y		Y	Y-10%	N	Y	Y	Y	Y	Y	Y
Met/Franklin Low Duration Total Return	Y		Y	Y	Y	Y	Y	Y	Y	Y	Y
Met/Franklin Mutual Shares	Y		Y	Y	Y	Y	N	Y	Y	Y	Y
Goldman Sachs Mid Cap Value	Y		Y	N	Y	N	Y	N	N	Y	Y
Harris Oakmark International	Y		Y	N	N	N	N	N	N	Y	N
Invesco Small Cap Growth	Y		Y	N	Y	Y	N	Y	Y	Y	N
Janus Forty	Y		Y	Y	Y	N	Y	Y	N	Y	Y
Lazard Mid Cap	Y		Y	N	N	N	N	N	N	Y	N
Legg Mason ClearBridge Aggressive Growth	Y	(19)	Y	N	N	N	N	N	N	Y	N
Loomis Sayles Global Markets	Y		Y	Y	Y	Y	Y	Y	Y	Y	Y
Lord Abbett Bond Debenture	Y	(19)	Y	Y	N	Y	Y	Y	N	Y	Y
Lord Abbett Mid Cap Value	Y	(19)	Y	N	N	Y	N	Y	N	Y	N
MFS® Emerging Markets Equity	Y		Y	N	Y	Y	Y	Y	Y	Y	Y
MFS® Research International	Y		Y	N	Y	Y	Y	Y	Y	Y	Y
MetLife Balanced Plus	Y		Y	Y	Y	Y	Y	Y	Y	Y	Y
Morgan Stanley Mid Cap Growth	Y		Y	N	N	N	N	N	N	Y	N
PIMCO Inflation Protected Bond	Y-5%		Y	Y	Y	Y	Y	Y	Y	Y	Y
PIMCO Total Return	Y-5%		Y	Y	Y	Y	Y	Y	Y	Y	Y
Pioneer Fund	Y		Y	Y	N	N	N	Y	N	Y	Y
Pioneer Strategic Income	Y		Y	Y-15%	Y	Y	Y	Y	Y	Y	Y
Pyramis® Government Income	N		N	N	Y	N	N	Y-50%	N	Y	Y-25%
RCM Technology	Y		Y	N	Y	N	N	Y	N	Y	N

	Rights and Warrants		Securities Loans(16)	Senior Loans and Other Direct Indebtedness	Short Sales(17)	Standby Commitment Agreements	Structured Notes	Swaps(18)	Trade Claims	U.S. Government Securities	Zero Coupon, Deferred Interest and PIK Bonds
Rainier Large Cap Equity	N		Y	N	N	N	N	N	N	Y	N
SSgA Growth ETF	N		Y	N	N	N	N	N	N	Y	N
SSgA Growth and Income ETF	N		Y	N	N	N	N	N	N	Y	N
T. Rowe Price Large Cap Value	Y		Y	N	N	N	N	N	N	Y	Y
T. Rowe Price Mid Cap Growth	Y		Y	Y-5%	N	N	Y	N	N	Y	Y
Met/Templeton Growth	Y		Y	Y	N	Y	Y	Y	Y	Y	N
Met/Templeton International Bond	Y		Y	Y-10%	Y-5%	Y	Y	Y	Y	Y	Y
Third Avenue Small Cap Value	Y		Y	Y	N	N	N	N	N	Y	N
Turner Mid Cap Growth	Y		Y	N	N	N	N	N	N	Y	N
Van Kampen Comstock	Y	(19)	Y	N	N	Y	N	N	Y	Y	N

(1)	Considered to be foreign securities except that the BlackRock High Yield, Goldman Sachs Mid Cap Value, Legg Mason ClearBridge Aggressive Growth, Lord Abbett Bond Debenture, Lord Abbett Mid Cap Value, RCM Technology and Turner Mid Cap Growth Portfolios do not consider American Depositary Receipts listed on a U.S. exchange to be foreign securities.
(2)	The responses are based on a look-through of the exchange-traded funds held by the tactical sleeve of the BlackRock Global Tactical Strategies Portfolio.
(3)	“Foreign Currency Transactions” include: (1) forward foreign currency exchange contracts, (2) foreign currency futures contracts, (3) put and call options on foreign currency futures contracts and on foreign currencies, (4) the purchase and sale of foreign currency on a spot (or cash) basis and (5) currency swaps.
(4)	“Interest Rate Transactions” include: (1) interest rate swaps, (2) put and call options on interest rate swaps, (3) interest rate caps and floors, (4) interest rate futures contracts and (5) put and call options on interest rate futures contracts.
(5)	The Portfolio will not invest more than 10% in emerging market equities.
(6)	The Subadviser will typically hold no more than 30% of the Portfolio’s assets in foreign securities. The Subadviser does not consider securities of companies domiciled outside of the U.S. but which conduct a majority of their business in the U.S. and whose securities are traded on a U.S. exchange to be “foreign securities.”

(7)	The Subadviser does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be “foreign securities.”
(8)	25% limit in emerging markets.
(9)	The Portfolio will not invest more than 5% in emerging market equities.
(10)	The Subadviser intends to limit investments in foreign securities to U.S. dollar denominated securities of foreign issuers or American Depositary Receipts.
(11)	The Subadviser intends to limit its investments in foreign securities to companies issuing U.S. dollar denominated American Depositary Receipts which, in the judgment of its Subadviser, otherwise provide financial information which provides the Subadviser with substantially similar financial information as SEC disclosure requirements.
(12)	The Portfolio may invest up to 5% in securities rated lower than B by S&P or Moody’s.
(13)	Not more than 20% of its assets will be invested in debt securities related below CCC by S&P or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent quality by the Subadviser.
(14)	“Options and Futures Strategies” include: (1) stock index futures contracts, bond futures contracts, U.S. Treasury futures contracts and commodity futures contracts and (2) put and call options on securities, stock indices and stock index futures contracts. “Options and Futures Strategies” do not include: (1) foreign currency futures contracts, (2) put and call options on foreign currency futures contracts and on foreign currencies, (3) interest rate futures contracts or (4) put and call options on interest rate futures contracts.
(15)	The Portfolio will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio’s total assets.
(16)	Limited to 33 1/3% of the value of the Portfolio’s total assets.
(17)	The Janus Forty (up to 8% of its total assets), PIMCO Inflation Protected Bond, PIMCO Total Return and RCM Technology Portfolios may make short sales of securities that they do not own.
(18)	“Swaps” include swap contracts that reference certain indices (fixed income indices, stock indices, commodity indices and prices and total return on interest rate indices), and may also include equity total return swaps, swaps on bond futures, swaps on commodity futures, swaps on futures (including, but not limited to, equity futures and equity index futures) and inflation swaps. “Swaps” do not include: (1) credit default swaps, (2) currency swaps or (3) interest rate swaps.
(19)	The Portfolio will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio’s net assets or if, as a result, more than 2% of the Portfolio’s net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.
(20)	The Portfolio will not invest more than 30% of its total assets in securities denominated in foreign securities.

APPENDIX B

Securities Ratings

Standard & Poor’s Bond Ratings

A Standard & Poor’s corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong. Debt rated “AA” has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating “C” is reserved for income bonds on which no interest is being paid. Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Bond Ratings

Bonds which are rated “Aaa” are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch ratings are as follows:

•	AAA – The highest rating assigned. This rating is assigned to the “best” credit risk relative to other issues or issuers.

•	AA – A very strong credit risk relative to other issues or issuers. The credit risk inherent in these financial commitments differs only slightly from the highest rated issuers or issues.

•

A – A strong credit risk relative to other issues or issuers. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

•

BBB – An adequate credit risk relative to other issues or issuers. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

•

BB – A fairly weak credit risk relative to other issues or issuers. Payment of these financial commitments is uncertain to some degree and capacity for timely repayments remains more vulnerable to adverse economic change over time.

•

B – Denotes a significantly weak credit risk relative to other issues or issuers. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

•

CCC, CC, C – These categories denote an extremely weak credit risk relative to other issues or issuers. Capacity for meeting financial commitments is solely reliant upon sustained, variable business or economic developments.

•	DDD, DD, D – These categories are assigned to entities or financial commitments which are currently in default.

PLUS (+) or MINUS (-) – The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Standard & Poor’s Commercial Paper Ratings

“A” is the highest commercial paper rating category utilized by Standard & Poor’s, which uses the numbers “1+”, “1”, “2” and “3” to denote relative strength within its “A” classification. Commercial paper issuers rated “A” by Standard & Poor’s have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating “C” is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated “D” is either in default or is expected to be in default upon maturity.

Moody’s Commercial Paper Ratings

“Prime-1” is the highest commercial paper rating assigned by Moody’s, which uses the numbers “1”, “2” and “3” to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody’s have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch Ratings

Commercial Paper Ratings. Fitch employs the rating F1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+, while the rating F2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F1+ and F1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. (“BankWatch”) Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating (“TBW-1”, “TBW-2”, “TBW-3”, or “TBW-4”) to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating (“A”, “A/B”, “B”, “B/C”, “C”, “C/D”, “D”, “D/E”, and “E”) to each issuer that it rates.

Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor’s rating of A-1+ and A-1 as being in Standard & Poor’s highest rating category.

AllianceBernstein L.P.

Proxy Voting Manual

Last Updated: October 2011

Exhibits

Proxy Voting Guideline Summary

Compensation-related Proxy Voting Guideline Summary

Proxy Voting Conflict of Interest Form

Statement of Policy Regarding Responsible Investment

1. Introduction

As an investment adviser that exercises proxy voting authority over client securities, we have a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in our clients’ best interests by maximizing the value of their shares over the long term. We view ourselves as shareholder advocates and take this role very seriously. To meet our obligation, we have adopted a Statement of Policies and Procedures for Proxy Voting (the “Proxy Voting Statement”), which is a concise statement of our policies and procedures with respect to proxy voting and engagement, and this Proxy Voting Manual, which includes a composite set of our voting positions on a wide range of particular issues that often appear on proxies, including environmental, social and governance issues (“ESG”), and may have a significant effect on the value of the securities held in our clients’ accounts. For additional information regarding our ESG policies and practices, please refer to Section 8.4 below and our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”), which is attached to this Proxy Voting Manual as an Exhibit.

This Manual is applicable to all of AllianceBernstein’s investment management subsidiaries and investment services groups investing on behalf of clients in both U.S. and non-U.S. securities. This Manual is intended for use by those involved in the proxy voting decision making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

2. Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. In addition to our firm-wide proxy voting policies, we have separate value and growth proxy committees (“Proxy Committees”), which are directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The proxy voting decisions made by the value and growth committees apply only to their investment services. Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the two groups making different voting decisions on the same proposal. Nevertheless, both groups always vote proxies with the goal of maximizing the value of the securities in client portfolios.

The Proxy Committees consist of senior investment professionals and members of the Legal and Compliance Department. It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy and to review the Proxy Voting Statement and this manual no less frequently than annually. In addition, each Proxy Committee meets as necessary to address special situations.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

3. Conflicts of Interest

3.1 Introduction

As a fiduciary we owe our clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this duty and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any actual or potential conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 3.3 through 3.5 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

3.2 Adherence to Stated Proxy Voting Policies

Votes generally are cast in accordance with this policy1. In situations where our policy is case-by-case, this manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the appropriate Proxy Committee or his/her designee will make the voting decision in accordance with the basic principal of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of Institutional Shareholder Services, Inc. (“ISS”), by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committees will receive a report of all such votes.

3.3 Disclosure of Conflicts

When considering a proxy proposal, members of the Proxy Committees or investment professionals involved in the decision-making process must disclose to the appropriate Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of a Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

3.4 Confidential Voting

It is AllianceBernstein’s policy to support confidential voting. Employees are prohibited from revealing how we intend to vote or how we have voted on any proposal except to (i) members of the Proxy Committees; (ii) portfolio managers that hold the security in their managed accounts; and (iii) the research analyst(s) who cover(s) the security. Members of the Proxy Committees, portfolio managers and research analysts are prohibited from disclosing our intended vote. Members of the Proxy Committees are also prohibited from disclosing how

[1]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client’s best interests.

we have voted until our mutual fund proxy vote disclosures required by the U.S. Securities and Exchange Commission (“SEC”) each year have been made public. However, upon a request from a client that has delegated proxy voting authority to us and holds the security in question in their account, Proxy Committee members or Proxy Managers may disclose our intended vote to that client (or the client’s portfolio or administrative contact within the firm).

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of a Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the appropriate Proxy Committee if such contact was material to a decision to vote contrary to the Proxy Voting Statement or this manual. Routine administrative inquiries from proxy solicitors need not be reported.

At times, proxy solicitors may attempt to identify and influence our proxy votes by making use of public information regarding our security holdings. Because our holdings are in street name at the custodian banks, solicitors are unable to definitively ascertain our votes, but they may attempt to deduce them by comparing the number of votes cast to the last publicly available information about our holdings. We exercise great care not to inadvertently disclose our votes in such situations.

3.5 Potential Conflicts List

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

•

Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

•	Publicly-traded companies that distribute AllianceBernstein mutual funds;

•	Bernstein private clients[2] who are directors, officers or 10% shareholders of publicly traded companies;

•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•	Publicly-traded affiliated companies;

•	Companies where an employee of AllianceBernstein or AXA Financial has identified an interest;

•	Any other conflict of which a Proxy Committee becomes aware[3].

[2]	Only private clients whose account exceeds a specified threshold, as determined by the Proxy Committees, will be included on the Potential Conflicts List.
[3]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

AllianceBernstein’s votes for all meetings of companies on the Potential Conflicts List will be documented, applying the tests described in Section 3.7 below.

3.6 Review of Third Party Research Services Conflicts of Interest

Because we consider the research of ISS and Glass Lewis, the Proxy Committees will take reasonable steps to verify that both ISS and Glass Lewis are, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s and Glass Lewis’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS and Glass Lewis (i) have the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

3.7 Review of Proposed Votes

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure that our voting decision is consistent with our clients’ best interests:

•	If our proposed vote is consistent with our Proxy Voting Statement and/or this manual, no further review is necessary.

•	If our proposed vote is contrary to our Proxy Voting Statement and/or this manual but is also contrary to our client’s position, no further review is necessary.

•

If our proposed vote is contrary to our Proxy Voting Statement and/or this manual or is not covered therein, is consistent with our client’s position, and is also consistent with the views of ISS or Glass Lewis, no further review is necessary.

•

If our proposed vote is contrary to our Proxy Voting Statement and/or this manual or is not covered therein, is consistent with our client’s position and is contrary to the views of ISS and Glass Lewis, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AllianceBernstein to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4. Research Services

We subscribe to the corporate governance and proxy research services of ISS and Glass Lewis. All of our investment professionals have access to these resources.

For companies held in index strategies or in the unmanaged portion of an account, where a proposal is not covered by our policies we will consider the views of our third party research services providers.

5. Client Reporting

Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6. Rule 204-2 Recordkeeping

Pursuant to Rule 204-2, all of the records referenced below will be kept in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

6.1 Proxy Voting Statement and Proxy Voting Manual

The Proxy Voting Statement and this Proxy Voting Manual shall be maintained in the Legal and Compliance Department and posted on our company intranet site. Each location where proxy voting administration takes place shall maintain a copy of this manual.

6.2 Proxy Statements Received Regarding Client Securities

For U.S. Securities4, AllianceBernstein relies on the EDGAR system of the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S., Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3 Records of Votes Cast on Behalf of Clients

Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

6.4 Records of Clients Requests for Proxy Voting Information

Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Reporting Department.

6.5 Documents Prepared by AllianceBernstein that are Material to Voting Decisions

The Proxy Committees are responsible for maintaining documents prepared by the committee or any AllianceBernstein employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the appropriate Proxy Committee.

7. Proxy Voting Procedures

7.1 Vote Administration

In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients’ U.S. and non-U.S. holdings.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange. (For separately managed account programs, Proxy Managers use Broadridge’s ProxyEdge platform.) Using ProxyExchange (or ProxyEdge), the Proxy Manager submits our voting decision. ISS (or Broadridge) then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted via mail or fax.

7.2 Proxies of certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

[4]	U.S. securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-U.S. markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some non-U.S. issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Other markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3 Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

8. Proxy Voting Guidelines

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Manual and in our Proxy Voting Statement. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. Proposals are generally voted in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

These guidelines, which are divided into management proposals and shareholder proposals, are intended to provide an indication on how we will respond to certain proxy voting issues. Where these guidelines indicate we will vote in favor of a management proposal on a given issue, we would, in turn, vote against a corresponding shareholder proposal (e.g., we will vote for management proposals to eliminate cumulative voting and vote against shareholder proposals to adopt it).

8.1 Management Proposals — Business / Governance / Financial Issues

1. Election of Directors	For

We generally vote in favor of the management-proposed slate of directors. However, we may not do so if we determine that there are compelling reasons for withholding votes for directors (see below) or there is a proxy contest for seats on the board.

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we withhold votes for directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We believe companies should have a majority of independent directors and independent key committees. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. In addition, the number of boards of directors on which a director serves is not generally a factor we will consider when determining whether or not to withhold votes for that director, although this factor could be relevant if a director’s numerous board memberships contribute to the director’s poor attendance at board meetings.

We generally vote against directors who, during the previous fiscal year, failed to act on a majority supported shareholder proposal or engaged in what we believe to be a poor governance practice. We may also consider engaging company management (phone calls, letters, etc.) until any issues have been satisfactorily resolved.

We may withhold votes for directors for poor compensation practices. In our view, poor compensation practices include, for example, permitting option re-pricing without prior shareholder approval, providing continuous perquisites to an executive officer and his or her dependants after the officer is no longer employed by the company, adjusting performance-based diminished payouts with supplemental cash payments, eliminating performance goals for executive officers and crediting additional years of service to current executives for the purpose of enhancing the executive’s pension benefit. However, because we do not believe that permitting executive officers to receive dividends on unearned performance shares is a poor compensation practice, we will not oppose directors who permit this practice.

We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

a. Controlled Company Exemption	Case-by-case

New York Stock Exchange (“NYSE”) listing standards provide that listed companies where 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Where a company has taken advantage of this “controlled company” exemption, we will not withhold votes for directors for failure to adhere to NYSE independence standards provided that shareholders with a majority voting interest have a majority economic interest. Conversely, we will withhold votes from directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.

The exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b. Voting for Director Nominees in a Contested Election	Case-by-case

Votes in a contested election of directors are evaluated on a case-by-case basis considering, among other things, the following factors: the target company’s long-term financial performance relative to its industry;

management’s track record with respect to safeguarding the interests of shareholders; the background of the proxy contest, including the steps the dissident shareholders took to influence management prior to initiating the proxy contest; the qualifications of director nominees of both the incumbent and dissident slates; and an evaluation of the objectives and goals made in the competing offers, as well as the likelihood that the proposed objectives and goals can be met.

2. Appointment of Auditors	For

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

While the Sarbanes-Oxley Act of 2002 has proscribed certain non-audit services by auditors, there are still many non-audit services that auditing firms are permitted to provide to a company. We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence and spin-offs.

3. Approval of Financial Statements	For

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise.

4. Approval of Internal Statutory Auditors	For

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

5. Increase Authorized Common Stock	Case-by-case

We generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, raise needed capital for the firm, or provide a sufficient number of shares for employee savings plans, stock option plans or executive compensation plans. We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. Moreover, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share increase proposal absent any reason to the contrary.

Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

6. Authorize Share Repurchase	For

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent any reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

7. Changes in Board Structure and Amending the Articles of Incorporation	For

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device, we generally vote against.

Other changes in a company’s charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit management to establish the size of the board outside a specified range without shareholder approval.

8. Corporate Restructurings, Merger Proposals Case-by-case and Spin-Offs	Case-by-case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, Proxy Managers and members of the Proxy Committees are singularly focused on meeting our goal of maximizing long-term shareholder value.

9. Director Liability and Indemnification	Case-by-case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

Moreover, increased litigation against directors and an accompanying rise in the cost for directors and officers liability insurance has prompted a number of states to adopt laws that reduce a director’s liability for a breach of the fiduciary duty of care. These state laws usually require shareholder approval of this statutory protection.

We generally support indemnification provisions that are consistent with state law. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

10. Limitation of Liability of External Statutory Auditors	Case-by-case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

11. Executive and Employee Compensation Plans	Case-by-case

Executive and employee compensation plans (“Compensation Plans”) are designed to attract, retain and motivate skilled and knowledgeable executives, employees and, increasingly, outside directors. However, some plans are excessively generous and reward only a small percentage of top executives.

Compensation Plans are the single most common, and perhaps the most complex, item shareholders are called upon to decide. Additionally, they are a major corporate expense and therefore warrant careful study. Because each plan is different, it is necessary to look at the terms and conditions of each proposed plan to ensure that the plan properly aligns the long-term interests of management and shareholders.

We review proposed stock option plans to ensure that shareholder equity will not be excessively diluted, the exercise price is not below market price on the date of grant, and an excessive percentage of the company’s shares are not granted but unexercised and/or reserved under other plans (commonly referred to as “overhang”).

Careful consideration is given to proposals that seek approval of plans where the dilution level of the proposed option plan, together with all other continuing plans, exceeds 15%. In addition, we will scrutinize closely Compensation Plans that permit granting in excess of 3% of the weighted average shares outstanding in a given year and will look favorably on plans that specifically restrict annual grants to below this level (commonly referred to as the “burn rate”). The burn rate analysis that we consider accounts for option grants and restricted stock (or unit) grants by converting restricted stock (or units) granted to “option-share equivalents” based on the volatility of the stock. We may also evaluate a company’s burn rate over the preceding three years, taking into account grants of options as well as restricted stock. We generally oppose equity compensation plans if we conclude they have excessive burn rates. Depending on our analysis of the specific circumstances, however, we may at times consider supporting a high burn rate plan provided that a company commits to a lower burn rate in coming years and we find sufficient justification for the high initial burn rate. We will continue to oppose plans with burn rates we consider excessive. We scrutinize closely any plan that permits granting in excess of 3% of the weighted average shares outstanding in a given year.

We generally oppose plans that permit re-pricing of underwater stock options without shareholder approval. We also consider factors such as the company’s performance and industry practice.

We oppose stock option plans that permit the company’s compensation committee to buy out previously-granted options on terms which are at the committee’s discretion; we consider this a form of re-pricing. We will not, however, consider buyout provisions to be an issue if they are implemented with shareholder approval. If a buyout proposal is put to a vote, we will consider it on a case-by-case basis, and we may view it favorably if we believe it would benefit shareholders by enhancing the ability of a struggling company to retain qualified talent.

In some markets (e.g., Australia), Compensation Plans may permit vesting of compensation awards to be “retested” (i.e., measured against their performance benchmark) after a specified date. We consider approval of such plans on a case-by-case basis, considering the specific terms of the plan, including the volatility of the industry and the number and duration of the retests.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

12. Transferrable Stock Options	Case-by-case

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to it. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

13. Stock Splits	For

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

14. Approve Remuneration Reports	Case-by-case

In certain markets, (e.g., Australia, Canada, Germany, the United Kingdom and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance.

We evaluate remuneration reports on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report it is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

15. Approve Remuneration for Directors and Auditors	Case-by-case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we engage the company directly.

16. Approve Special Payments to Continuing Directors and Auditors (Japan)	Case-by-case

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired.

17. Approve Retirement Bonuses for Directors	Case-by-case

Retirement bonuses are normal practice in Japan. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value.

18. Amend Net Operating Loss (“NOL”) Rights Plans	For

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

19. Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	For

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

8.2 Management Proposals — Anti-Takeover Issues

1. Blank Check Preferred Stock	Against

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a poison pill defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

2. Classified Boards	Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not withhold votes for directors who sit on such boards. We will withhold votes for directors that fail to implement shareholder approved proposals to declassify boards.

3. Fair Price Provisions	Case-by-case

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

4. Limiting a Shareholder’s Right to Call Special Meetings	Against

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

5. Supermajority Vote Requirements	Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

6. Reincorporation	Case-by-case

We perform a case-by-case review of proposals that seek shareholder approval to reincorporate in a different state or country, taking into consideration management’s stated reasons for the proposed move.

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. For example, corporations may choose to reincorporate to another state after a restructuring or a merger, or they may seek the flexibility certain states offer when organizing and operating a corporation’s internal governance. Delaware is the state most often selected. However, in many cases, a reincorporation proposal is an attempt by the corporation to take advantage of a particular state’s anti-takeover statute.

Careful scrutiny also will be given to proposals that seek approval to reincorporate outside the United States to countries, such as Bermuda, that serve as tax havens. We recognize that such provisions can help facilitate the growth of a company’s non-U.S. business and potentially can benefit shareholders when a company lowers its tax liability. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

7. Issuance of Stock with Unequal Voting Rights	Against

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as anti-takeover devices. This type of proposal is frequently structured as a dual class capitalization plan that establishes two classes of stock. To encourage shareholders to approve plans designed to concentrate voting power in the hands of insiders, some plans give higher dividends to shareholders willing to exchange shares with superior voting rights for shares with inferior voting rights.

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. AllianceBernstein deems such plans unacceptable and, in most instances, will vote against these proposals. Similarly, we will support shareholder proposals that seek to eliminate dual class voting structures.

8. Elimination of Preemptive Rights	Case-by-case

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

9. Issuance of Equity without Preemptive Rights	For

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a poison pill mechanism).

10. Other Business	Against

These proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

8.3 Shareholder Proposals — ESG Issues

Introduction

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this manual as an Exhibit.

Shareholder proposals relating to social, environmental and governmental often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value. Set forth below are recent examples of issues that we may be required to address.

A. Governance Issues

1. Submit Company’s Shareholder Rights Plan to Shareholder Vote	For

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

2. Implement Confidential Voting	For

Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections (by secret ballot), with an independent party verifying the results. They also argue that open balloting allows management to re-solicit shareholders and to urge — or sometimes coerce — them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

We support confidential voting because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

3. Adopt Cumulative Voting	Against

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that cumulative voting provides a disproportionately meaningful voice to minority shareholders in the affairs of a company. Therefore, we generally vote against shareholder proposals seeking cumulative voting and in support of management proposals seeking to eliminate cumulative voting.

4. Adopt Cumulative Voting in Dual Shareholder Class Structures	For

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

5. Permit a Shareholder’s Right to Act by Written Consent	For

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

6. Anti-Greenmail Proposal	For

Greenmails, commonly referred to as “legal corporate blackmail,” are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. The company acquires the raider’s stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment, which is usually at a substantial premium over the market value of its shares. Anti-greenmail proposals seek to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the ability of that company’s board to acquire blocks of another company’s stock at above-market prices.

We vote in favor of an anti greenmail proposal, provided the proposal has no other management initiated anti-takeover features.

7. Opt Out of State Anti-takeover Law	Case-by-case

Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company’s stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company’s stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in “friendly” hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers but, rather, provide the board with an opportunity to negotiate a better deal for all shareholders. Because each state’s anti-takeover laws are different and must be considered in the totality of all of a company’s takeover defenses, we review these proposals on a case-by-case basis.

8. Reincorporation to Another State (e.g., North Dakota) to Permit Majority Voting or Other Changes in Corporate Governance	Case-by-case

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. Proposals that would require reincorporation in another state to accomplish other changes in corporate governance will be evaluated similarly.

9. Adopt Guidelines for Country Selection	Case-by-case

These proposals seek to require a company to prepare a special report on how it selects the countries in which it operates. We will evaluate whether sufficient information about why a company operates in various jurisdictions often can be found in annual reports and other company documents.

10. Shareholder Proponent Engagement Process	For

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, including ESG-related proposals, have an established means of communicating with management.

11. Early Disclosure of Voting Results	Against

These proposals seek to require a company to disclose votes sooner than is required by the SEC, which requires disclosure in the first periodic report filed after the company’s annual meeting.

We believe the SEC’s requirement is reasonable and therefore oppose these proposals.

12. Proxy Access for Annual Meetings	For

These proposals ask companies to give shareholders equal access to proxy materials in order to express their views on various proxy issues.

Proponents argue that, as owners, shareholders should have access to proxy materials. While SEC rules provide for the inclusion of shareholder resolutions in proxy materials, there are a number of handicaps, such as the 500 word limit on a proponent’s written argument and limits on the subjects that can be addressed. By contrast, management’s ability to comment on shareholder proposals is unlimited.

Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Management also argues that it would be unworkable to open the proxy process because of the large number of shareholders who might wish to comment and because it would be impossible to screen out “nuisance” proposals.

We have a fiduciary duty to act solely in the best interests of our clients. In the proxy voting context, this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize shareholder value and, as a result, are in the best interests of our clients.

Accordingly, when doing so is consistent with our proxy voting policies, we have voted in favor of certain resolutions calling for enhancement of shareholders’ ability to access proxy materials to increase corporate boards’ attention to shareholder concerns. While we recognize that access must be limited in order to discourage frivolous proposals and those put forward by shareholders who may not have the best interests of all shareholders in mind, we believe that shareholders should have a meaningful ability to exercise their rights to vote for and nominate directors of the companies in which they invest.

To this end, we supported SEC proxy reform in 2003 and 2007, and we supported the SEC’s proposed proxy reform in 2009 intended to solve the problem of shareholders’ limited ability to exercise their rights to nominate directors and have the nominations disclosed to and considered by shareholders. In 2010, the SEC adopted new rules requiring companies to include the nominees of “significant, long-term shareholders” in their proxy materials, alongside the nominees of management. Under the rules, shareholders are deemed “significant and long-term” if they own at least three percent of the company’s shares continuously for at least the prior three years.

From time to time we may receive requests to join with other shareholders for purposes of meeting the ownership requirement imposed by the SEC in 2010 or take some other shareholder action. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. Because as a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

13. A Shareholder’s Right to Call Special Meetings	Case-by-case

Most state corporation statutes (though not Delaware, where many U.S. issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage of the outstanding shares. (Ten percent is common among states, although one state sets the threshold as high as forty percent.)

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 10% or more of the outstanding voting equity of the company.

From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to call a special meeting. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. Because as a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

14. Submit Golden Parachutes / Severance Plans to a Shareholder Vote	Case-by-case

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer’s base salary plus bonus, and that are triggered by a change in control, to a shareholder vote, but we review proposals to ratify or redeem such plans on a case-by-case basis.

15. Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management	Against

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

16. Submit Survivor Benefit Compensation Plan to Shareholder Vote	For

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

17. Submit Political Spending Program to Shareholder Advisory Vote	Against

We vote against shareholder proposals requiring the board of directors to adopt a policy to provide shareholders with the opportunity to ratify a company’s political spending program. We believe such proposals are overly intrusive on management’s discretion.

18. Adopt Policies to Prohibit any Death Benefits to Senior Executives	Against

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

19. Establishing Policies Concerning Supplemental Executive Retirement Plans	Against

We believe that boards of directors and company managements, within reason, should be given latitude in determining the mix and types of compensation offered to executive officers. Accordingly, we oppose proposals seeking to limit the benefits available under a SERP to base salary and excluding incentive compensation and/or cash bonus.

20. Disclose Executive and Director Pay	Case-by-case

In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

21. Institute Stricter Executive Compensation Restrictions than those required by the Troubled Assets Relief Fund	Against

TARP includes extensive restrictions on how companies that receive financial assistance from TARP must structure the compensation of executive officers, including limits on incentive and severance agreements, greater use of performance-vested equity instruments, a freeze on new stock option awards, a 75% minimum holding requirement of shares obtained through restricted stock awards and/or through the exercise of company-issued stock options, eliminating accelerated vesting of unvested awards and extending minimum holding period of company stock to two years after termination.

We believe that imposing greater restrictions than those contemplated by government programs such as TARP and the Capital Assistance Program could create a competitive disadvantage for the subject company, so we would generally oppose a proposal to do so.

22. Limit Executive Pay	Case-by-case

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

23. Limit Dividend Payments to Executives	Against

We believe that management, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Therefore, we oppose withholding the dividend payment on restricted stock awards, even if the stock is unvested, when these awards are used as part of incentive compensation; we believe these awards serve as an effective means of executive reward and retention. We do, however, believe that it is acceptable for a company to accumulate dividends and tie their payment to the achievement of performance goals and to stipulate that the dividends are forfeited if the employee does not achieve his or her goal.

24. Amend Executive Compensation Plan tied to Performance (Bonus Banking)	Against

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period. We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

25. Adopt a Special Corporate Policy for SEC Rule 10b5-1 and Other Trading Plans	Against

These shareholder proposals ask a company to adopt a special policy for trading by senior executives in addition to the requirements of SEC Rule 10b5-1 and other trading plans that govern their trading. Subject to the history of the company and any record of abuses, we are generally against requiring a company to adopt additional requirements.

26. Performance-based Stock Option Plans	Case-by-case

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

27. Mandatory Holding Periods	Against

We vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises).

28. Submit Option Re-pricing to a Shareholder Vote	For

Re-pricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, we support shareholder proposals that seek to require a company to submit option re-pricing to a shareholder vote.

29. Expensing Stock Options	For

U.S. generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice.

30. Exclude Pension Income from Performance-based Compensation	For

We are aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management’s discretion in estimating pension income is a potential conflict of interest. Accordingly, we support such proposals.

31. Limit Compensation Consultant Services	Against

These proposals seek to restrict a company from engaging a consultant retained to advise the board on compensation matters to provide the company with other services.

In February 2010, the SEC adopted final rules regarding disclosure enhancements in proxy statements and Forms 10-K. One such rule requires disclosure of the fees paid to compensation consultants and their affiliates if they provide consulting services relating to executive officer compensation and additional services, if the cost of such additional services exceeds $120,000. The rule does not, however, restrict a company from acquiring both kinds of services from a compensation consultant.

We agree with the SEC that companies should be required to disclose payments exceeding $120,000 to compensation consultants for services other than executive compensation consulting services, and we do not believe company boards should be subject to any additional restrictions or requirements. Accordingly, we oppose these proposals.

32. Single Trigger Change-in-Control Agreements	Case-by-case

Companies often include single trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change-in-control of the company without any additional requirement) in employment agreements and compensation plans.

We will not oppose directors who establish these provisions, nor will we oppose compensation plans that include them. However, we will examine on a case-by-case basis shareholder proposals calling for future employment agreements and compensation plans to include double trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change-in-control of the company and termination of employment).

33. Adopt Form of Employment Contract	Case-by-case

These proposals ask companies to adhere to certain principals when drafting employment contracts for executives. We will review the criteria requested and consider these proposals on a case-by-case basis.

34. Majority of Independent[5] Directors	For

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), we will support such proposals regardless of where the company is listed.

35. Majority of Independent Directors on Key Committees	For

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit6, nominating/governance, and compensation committees should be composed of a majority of independent directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that generally require fully independent nominating and compensation committees), we will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not withhold votes for inside directors that sit on these committees.

36. Separate Chairman and CEO	For

We believe that a combined chairman and CEO position raises doubt as to the objectivity of the board towards evaluating the performance of senior executives. Therefore, we generally vote in favor of proposals to separate the two positions unless a company has sufficient counter-balancing governance in place.

We will generally not support proposals calling for the chairman to be independent after the positions are separated. Furthermore, for companies with smaller market capitalizations separate positions may not be practical.

37. Independent Lead Director	For

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of an independent lead director as a good example of the sufficient counter-balancing governance we mention above in the “Separate Chairman and CEO” guideline. If a company has an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO.

38. Disclose CEO Succession Plan	Against

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Management generally considers arranging a succession plan for the company’s CEO to be “ordinary business operations” and, therefore, argues that it should not be disclosed. The SEC does not require companies to disclose CEO succession plans.

[5]	The purposes of this manual, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.
[6]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

Our assessment of these proposals, based largely on the SEC not requiring disclosure, is that companies should not be required to disclose CEO succession plans. Accordingly, we oppose these proposals.

39. Separating Auditors and Consultants	Case-by-case

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor.

40. Limit Term of Directorship; Establish Mandatory Retirement Age	Against

These proposals seek to limit the term during which a director may serve on a board to a set number of years and/or establish an age at which a director is no longer eligible to serve on the board. Proponents believe term limits and forced retirement help ensure that new ideas are introduced to the company. Opponents argue that director turnover decreases board stability.

We believe that a director’s qualifications, not length of service, should be the primary factor considered. Accordingly, we oppose proposals that seek to either limit the term during which a director may serve on a company’s board or force a director’s retirement at a certain age.

41. Prohibit CEOs from Serving on Compensation Committees	Against

These proposals seek to require a board of directors to adopt a policy prohibiting current and former chief executive officers of other public companies from serving on that company’s compensation committee. Proponents argue that having a current or former CEO serving on a compensation committee presents an inherent conflict of interest because the CEO is likely to support inflated compensation for his or her peers. Opponents argue, and we agree, that permitting CEOs to serve on compensation committees has merit because their experience with compensation matters (including oversight of executive pay) may be invaluable to a board. Accordingly, we generally oppose proposals seeking to prohibit CEOs from serving on compensation committees.

42. Stock Ownership Requirement	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. We do not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we oppose these proposals.

43. Pay Directors Only in Stock	Against

As noted immediately above, we do not believe that stock ownership is necessary to align the interests of directors and shareholders. Further, we believe that the board should be given latitude in determining the mix and types of compensation offered to its members. Accordingly, we oppose these proposals.

44. Require Two Candidates for Each Board Seat	Against

We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

45. Rotation of Locale for Annual Meeting	Against

Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Conversely, we believe the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting. Consequently, we generally oppose proposals calling for the locale of the annual meeting to rotate.

46. Majority Votes for Directors	For

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

47. Recovery of Performance-based Compensation	For

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

48. Establish Additional Board Committees	Case-by-case

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues.

49. Reimbursement of Shareholder Proposal Expenses	Against

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast. We generally vote against these proposals.

50. Special Rights for Long-Term Shareholders	Against

These shareholder proposals would grant shareholders who have held a company’s stock for a long period of time (to be specified by the company) special rights (such as a higher dividend per share or special voting rights), which would disadvantage shareholders who have acquired the company’s stock more recently. We generally vote against these proposals.

51. Removal of Directors Without Cause	For

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

52. Report on Collateral in Derivatives Trading	Against

These shareholder proposals would require a company to report on its use of initial and variance margin (collateral) on over the counter derivatives trades, as well as the company’s procedures to ensure that the collateral is maintained in segregated accounts and is not re-hypothecated. We generally vote against these proposals if we believe the company has appropriate policies, procedures and disclosure already in place.

B. Social Issues

1. Tobacco

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

(a) End Production of Tobacco Products	Against

These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. Proponents argue that tobacco companies have acknowledged the serious health risks related to smoking cigarettes yet they continue to distribute them. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

(b) Spin-off Tobacco-related Business	Case-by-case

The motivation for these proposals is generally in line with what we have described immediately above — proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. The key difference is that, unlike the above type of proposal, which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spin-off its tobacco-related operating segment / subsidiary.

When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value.

2. Report on Workplace Diversity and/or Employment Policies	Case-by-case

Equal employment refers to the hiring and promotion of women, minorities and the handicapped in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. Proponents of equal employment opportunity resolutions support additional reporting in order to sensitize companies to the issue and provide a measurement of performance in this area. In assessing these proposals, we carefully consider any policies that are already in place at the company.

3. Report on Pay Disparity	Case-by-case

A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

Proponents may note that executive compensation, in general, and the gap between executive compensation and the pay of a company’s lowest paid employees, has grown significantly in recent years. They may also note that the gap between executive salary and the wage of the average employee at the company is significantly higher.

4. Amend EEO Statement to Include a Reference to Sexual Orientation	For

We support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation. However, in an effort to avoid excessive itemizing of EEO policies, we will abstain if a proposal seeks itemizing beyond sexual orientation.

5. Global Labor Standards	Case-by-case

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages and children are not used as forced labor. We carefully consider any policies that are already in place at the company, to what extent such policies meet the standards espoused by the International Labor Organization’s Declaration of Fundamental Principles and Rights at Work (and other relevant ILO conventions), and any evidence of prior abuse by the company.

6. Animal Testing	Case-by-case

These proposals ask companies to reduce reliance on animals for consumer product safety testing. Proponents of the resolutions argue that animals are needlessly being subjected to painful tests, and that companies should be required to disclose information on the numbers of animals tested, the types of animals used and the types of tests performed. Opponents argue that the disclosure requirements of the U.S. Department of Agriculture are sufficient and that some testing is still necessary to avoid product liability suits.

7. Genetically Altered or Engineered Food	Case-by-case

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products helps improve crop yield, there is no evidence that such products pose a safety hazard, and implementing such proposals could have immediate negative economic effects on the company.

8. Plant Closings	Case-by-case

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

9. Pharmaceutical Pricing	Case-by-case

These proposals seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

10. Healthcare Reform	Case-by-case

These proposals seek to require a company to adopt the Institute of Medicine’s guiding principles that health care coverage should be (i) universal, (ii) continuous, (iii) affordable to individuals and families, (iv) affordable and sustainable for society, and (v) effective, efficient, safe, timely, patient-centered, and equitable. Proponents argue that support of these principles helps to maintain and augment public confidence in the company and that universal healthcare actually lowers employee health care costs by eliminating the costs added to covered employee costs to mitigate health care costs for the uninsured. Opponents argue that the health care policy issue reaches beyond the scope of any one company and is more properly the province of legislative activity and regulatory action.

11. Implement the MacBride Principles in Northern Ireland	Case-by-case

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and, where possible, groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

Supporters argue that the MacBride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption of the MacBride Principles may increase the “hassle factor” of doing business in the economically troubled area and reduce the attractiveness of investments.

12. Military Issues	Case-by-case

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management’s decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

13. Reporting Political / Charitable Contributions	Case-by-case

These shareholder resolutions typically ask for greater disclosure of charitable and political contributions. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

Shareholder proposals relating to charitable contributions often seek to require companies to report on or restrict charitable contributions. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets because the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill. They believe management is in the best position to determine which charities are deserving and are against proposals that seek to promote the special interests of a particular shareholder.

C. Environmental Issues

1. The CERES Principles	Case-by-case

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is unduly burdensome.

2. Nuclear Waste Disposal	Case-by-case

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should concentrate more on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

3. Global Warming; Reduction of Greenhouse Gas Emissions	Case-by-case

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on a company’s policies or seek to evaluate a company’s environmental impact on the world’s natural resources. Topics can range from general environmental reports to more specific reports on topics such as greenhouse gas emissions, the release of radioactive materials, and the generation or use of nuclear energy. The scope of the requested reports or policies can also vary. Proponents of these proposals may seek information on the steps the company has taken to address the environmental concern in question, adopt specific emissions or environmental goals or metrics, or they may also ask the company to detail any financial risk associated with environmental issues. Opponents of these proposals claim that complying with proponents’ requests would be overly costly for, or unduly burdensome on, the company.

4. Sustainability Report	Case-by-case

Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their business, communities and the environment for future generations. Although many argue that the sustainable development concept is constantly evolving, core issues continue to revolve around ensuring the rights of future generations, adopting a long-term approach to business problems and strengthening the connections between the environment, society and the economy. This “triple bottom line” can be used as a framework for measuring and reporting corporate performance against economic, social and environmental parameters. However, the term can also encompass a set of values, issues and practices that companies must address in order to minimize harm, while simultaneously creating economic, social and environmental value.

Proponents of these proposals argue that investors are justified in seeking additional disclosure on companies’ social and environmental performance because they affect shareholder value. Opponents argue that companies already include much of the information contained in a sustainability report in workplace policies and/or codes of ethics and post this information on their websites; supporting these proposals would therefore be unduly burdensome.

We evaluate shareholder proposals calling for a sustainability report on a case-by-case basis, reviewing the current reporting policies of the company as they relate to sustainability.

5. Report on Water Pollution Prevention Measures	Case-by-case

These proposals request that a company report to shareholders on measures taken by the company to prevent runoff, wastewater and other forms of water pollution from the company’s own (and its contractors’) facilities.

PROXY VOTING GUIDELINE SUMMARY

	Issue	For	Against	Case- by-Case	Abstain
Management Proposals — Business / Governance / Financial Issues
1.	Election of Directors	Ö
1a.	Controlled Company Exemption			Ö
1b.	Voting for Director Nominees in a Contested Election			Ö
2	Appointment of Auditors	Ö
3.	Approval of Financial Statements	Ö
4.	Approval of Internal Statutory Auditors	Ö
5.	Increase Authorized Common Stock			Ö
6.	Authorize Share Repurchase	Ö
7.	Changes in Board Structure and Amending the Articles of Incorporation	Ö
8.	Corporate Restructurings, Merger Proposals and Spin-offs			Ö
9.	Director Liability and Indemnification			Ö
10.	Limitation of Liability of External Statutory Auditors			Ö
11.	Executive and Employee Compensation Plans			Ö
12.	Transferrable Stock Options			Ö
13.	Stock Splits	Ö
14.	Approve Remuneration Reports			Ö
15.	Approve Remuneration for Directors and Auditors			Ö
16.	Approve Special Payments to Continuing Directors and Auditors (Japan)			Ö
17.	Approve Retirement Bonuses for Directors			Ö
18.	Amend Net Operating Loss Rights Plans	Ö
19.	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	Ö
Management Proposals — Anti-Takeover Issues
1.	Blank Check Preferred Stock		Ö
2.	Classified Boards		Ö
3.	Fair Price Provisions			Ö
4.	Limiting a Shareholder’s Right to Call Special Meetings		Ö
5.	Supermajority Vote Requirements		Ö
6.	Reincorporation			Ö
7.	Issuance of Stock with Unequal Voting Rights		Ö
8.	Elimination of Preemptive Rights			Ö
9.	Issuance of Equity without Preemptive Rights	Ö
10.	Other Business		Ö

	Issue	For	Against	Case- by-Case	Abstain
Shareholder Proposals — Environmental, Social and Governance Issues
A.	Governance Issues
1.	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	Ö
2.	Implement Confidential Voting	Ö
3.	Adopt Cumulative Voting		Ö
4.	Adopt Cumulative Voting in Dual Shareholder Class Structures	Ö
5.	Permit a Shareholder’s Right to Act by Written Consent	Ö
6.	Anti-Greenmail Proposal	Ö
7.	Opt Out of State Anti-takeover Law			Ö
8.	Reincorporation to Another State (e.g., North Dakota) to Permit Majority Voting or Other Changes in Corporate Governance			Ö
9.	Adopt Guidelines for Country Selection			Ö
10.	Shareholder Proponent Engagement Process	Ö
11.	Early Disclosure of Voting Results		Ö
12.	Proxy Access for Annual Meetings	Ö
13.	A Shareholder’s Right to Call Special Meetings			Ö
14.	Submit Golden Parachutes / Severance Plans to a Shareholder Vote			Ö
15.	Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management		Ö
16.	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	Ö
17.	Submit Political Spending Program to Shareholder Advisory Vote		Ö
18.	Adopt Policies to Prohibit any Death Benefits to Senior Executives		Ö
19.	Establish Policies Concerning Supplemental Executive Retirement Plans		Ö
20.	Disclose Executive and Director Pay			Ö
21.	Institute Stricter Executive Compensation Restrictions than those required by TARP		Ö
22.	Limit Executive Pay			Ö
23.	Limit Dividend Payments to Executives		Ö
24.	Amend Executive Compensation Plan tied to Performance (Bonus Banking)		Ö
25.	Adopt a Special Corporate Policy for SEC Rule 10b5-1 and Other Trading Plans		Ö
26.	Performance-based Stock Option Plans			Ö
27.	Mandatory Holding Periods		Ö
28.	Submit Option Re-pricing to a Shareholder Vote	Ö
29.	Expensing Stock Options	Ö
30.	Exclude Pension Income from Performance-based Compensation	Ö
31.	Limit Compensation Consultant Services		Ö

	Issue	For	Against	Case- by-Case	Abstain
32.	Single Trigger Change-in-Control Agreements			Ö
33.	Adopt Form of Employment Contract			Ö
34.	Majority of Independent Directors	Ö
35.	Majority of Independent Directors on Key Committees	Ö
36.	Separate Chairman and CEO	Ö
37.	Independent Lead Director	Ö
38.	Disclose CEO Succession Plan		Ö
39.	Separating Auditors and Consultants			Ö
40.	Limit Term of Directorship; Establish Mandatory Retirement Age		Ö
41.	Prohibit CEOs from Serving on Compensation Committees		Ö
42.	Stock Ownership Requirement		Ö
43.	Pay Directors Only in Stock		Ö
44.	Require Two Candidates for Each Board Seat		Ö
45.	Rotation of Locale for Annual Meeting		Ö
46.	Majority Votes for Directors	Ö
47.	Recovery of Performance-based Compensation	Ö
48.	Establish Additional Board Committees			Ö
49.	Reimbursement of Shareholder Proposal Expenses		Ö
50.	Special Rights for Long-Term Shareholders		Ö
51.	Removal of Directors Without Cause	Ö
52.	Report on Collateral in Derivatives Trading		Ö
B.	Social Issues
1.	Tobacco
1a.	End Production of Tobacco Products		Ö
1b.	Spin-off Tobacco-related Business			Ö
2.	Report on Workplace Diversity and/or Employment Policies			Ö
3.	Report on Pay Disparity			Ö
4.	Amend EEO Statement to Include a Reference to Sexual Orientation	Ö
5.	Global Labor Standards			Ö
6.	Animal Testing			Ö
7.	Genetically Altered or Engineered Food			Ö
8.	Plant Closings			Ö
9.	Pharmaceutical Pricing			Ö
10.	Healthcare Reform			Ö
11.	Implement the MacBride Principles in Northern Ireland			Ö
12.	Military Issues			Ö
13.	Reporting Political / Charitable Contributions			Ö

	Issue	For	Against	Case- by-Case	Abstain
C.	Environmental Issues
1.	The CERES Principles			Ö
2.	Nuclear Waste Disposal			Ö
3.	Global Warming; Reduction of Greenhouse Gas Emissions			Ö
4.	Sustainability Report			Ö
5.	Report on Water Pollution Prevention Measures			Ö

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short description of the conflict (client, mutual fund distributor, etc):

1.     Is our proposed vote on all issues consistent with our stated proxy voting policy?

    ☐  Yes     ☐  No             If yes, stop here and sign below as no further review is necessary.

2.     Is our proposed vote is contrary to our client’s position?

    ☐  Yes     ☐  No             If yes, stop here and sign below as no further review is necessary.

3.    Is our proposed vote consistent with the views of Institutional Shareholder Services or Glass Lewis?

    ☐  Yes     ☐  No             If yes, stop here and sign below as no further review is necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

☐	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc.

☐	A description of any substantive contact with any interested outside party and a proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

☐	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name: ( )
Phillip Kirstein	Date:

Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

Statement of Policy Regarding

Responsible Investment

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1.	Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by John Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of the Proxy Voting Committee for Bernstein.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York

Alex Chaloff: SVP-Private Client, Los Angeles

Steve Cheetham: SVP-Value, London

James Crawford: SVP-Value, Australia

Dan Ennis: VP-Executive Admin, New York

Kathy Fisher: SVP-Private Client, New York

Linda Giuliano: SVP-Equities, New York

David Lesser: VP-Legal, New York

Jason Ley: SVP-Growth, Chicago

Mark Manley: SVP-Legal, New York

Takuji Oya: VP-Growth, Japan

John Phillips: SVP-Value, New York

Guy Prochilo: SVP-Institutional Investments, New York

Liz Smith: SVP-Institutional Investments, New York

Chris Toub: SVP-Equities, New York

Willem Van Gijzen: VP-Institutional Investments, Netherlands

AQR CAPITAL MANAGEMENT, LLC (“AQR”)

PROXY POLICY

1.	General

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2.	Proxy Guidelines

Generally, AQR will vote based upon the recommendations of ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Appendix 1 of this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR for voting proxies. Although ISS’ analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:

(a) AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

(b) AQR will not announce its voting intentions and the reasons therefore.

(c) AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

•	If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

•

AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

•

If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, AQR ultimately may decide not to vote those shares.

•	AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

AQR will periodically review the outside party’s voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3.	Proxy Procedures

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Clients’ portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

4.	Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

APPENDIX 1

PROXY VOTING GUIDELINES

BLACKROCK

Proxy Voting Guidelines for

U.S. Securities

December 2009

BLACKROCK

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles.

I. Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities.

These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

II. Voting Guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

•

Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•	Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•	An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.

•	Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors / staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent board composition

We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability insurance for directors and officers

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company following the same approach described above with respect to indemnification.

Limits on director removal

Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

Majority vote requirements

BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

Shareholder access to the proxy

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure, mergers, asset sales and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties’ financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction: There should be a favorable business reason for the combination.

Board approval/transaction history: Unanimous board approval and arm’s-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm’s-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

Financial advisors’ fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

Anti-greenmail provisions

Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

Blank check preferred

See Preferred Stock.

Eliminate preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management’s ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Fair price provisions

Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Remuneration and benefits

We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt advisory resolutions on compensation committee reports

BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-superior-performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See Global Corporate Governance and Engagement Principles.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change name of corporation

We typically defer to management with respect to appropriate corporate names.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to call a special meeting or act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

BLACKROCK

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

DECEMBER 2009

BLACKROCK

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

1. INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.3 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.1

2. PHILOSOPHY ON CORPORATE GOVERNACE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

[1]	Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management at BlackRock, Inc. and Barclays Global Investors, N.A.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Accounting and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;

•	overseeing and supporting management in setting strategy;

•	ensuring the integrity of financial statements;

•	making decisions regarding mergers, acquisitions and disposals;

•	establishing appropriate executive compensation structures; and

•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•	current employment at the company or a subsidiary;

•	former employment within the past several years as an executive of the company;

•	providing substantial professional services to the company and/or members of the company’s management;

•	having had a substantial business relationship in the past three years;

•	having, or representing a shareholder with, a substantial shareholding in the company;

•	being an immediate family member of any of the aforementioned; and

•	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4. Blackrock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

i)	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

ii)	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

iii)	BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

iv)	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

v)

In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

PROXY VOTING POLICY AND PROCEDURES

CBRE Clarion Securities

Date: December 31, 2011

Policy

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBRE Clarion has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this policy and procedures.

For the accounts over which CBRE Clarion maintains proxy voting authority, CBRE Clarion will vote proxies in accordance with its proxy voting guidelines. CBRE Clarion may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process established with the proxy voting administrator. Otherwise, CBRE Clarion will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of CBRE Clarion. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), CBRE Clarion does not anticipate any confusion on the part of its clients in this respect.

Procedures and Controls

Proxy Voting Process and Administration

CBRE Clarion has engaged ISS (formerly Risk Metrics Group) to provide proxy voting administration services, including the tracking of proxies received for clients, providing notice to CBRE Clarion concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability of ISS and CBRE Clarion to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for CBRE Clarion clients. On a daily basis, CBRE Clarion provides ISS with a list of securities held in each account over which CBRE Clarion has voting authority.

CBRE Clarion established its own proxy voting guidelines based on a template provided by ISS. Proxy voting guidelines are reviewed and approved by designated Senior Global Portfolio Managers initially and annually thereafter. The approved proxy voting guidelines are provided to ISS to facilitate processing proxy voting.

Voting decisions remain within the discretion of CBRE Clarion. On a daily basis, CBRE Clarion Securities Operations group reviews an online system maintained by ISS in order to monitor for upcoming votes. When a pending vote is identified, the Securities Operations team will forward the ballot to the appropriate Portfolio Manager or Investment Analyst for review, along with any supplemental information about the ballots provided by ISS and — if available — other research vendors to which CBRE Clarion subscribes. The Portfolio Manager or Investment Analyst determines the voting decision and communicates the vote to the Securities Operations group. If the voting decision is in contravention of the CBRE Clarion proxy voting guidelines, the Portfolio Manager or Investment Analyst’s decision must be approved by a Senior Global Portfolio Manager. Specifically, the Portfolio Manager or Investment Analyst must complete a Proxy Voting Form explaining the rationale for voting against the established guidelines. The Proxy Voting Form is reviewed by a Senior Global Portfolio Manager and the Chief Compliance Officer (or General Counsel), evidenced by signature.

Conflicts of Interest

CBRE Clarion will identify any conflicts that exist between the interests of CBRE Clarion and its clients as it relates to proxy voting. As noted in the Code of Ethics, CBRE Clarion obtains information from all employees regarding outside business activities and personal relationships with companies within the investable universe of real estate securities, such as serving as board members or executive officers of an issuer. Additionally, CBRE Clarion will consider the conflicts associated with any ballot which identifies a relationship to CBRE Global Investors or another affiliate within CBRE Group. Lastly, CBRE Clarion will consider any ballot which identifies a client of CBRE Clarion as a potential conflict of interest.

If a material conflict is identified for a particular ballot, CBRE Clarion will refer the ballot and conflict to the CBRE Clarion Risk & Control Committee for review. In such situations, CBRE Clarion will generally defer the vote either to the recommendation provided by ISS (not based on the CBRE Clarion guidelines) or to the affected client(s) so that the client may determine its voting decision.

Proxy Voting Records

Except as otherwise noted, the proxy voting process is coordinated by the Securities Operations group. Compliance is responsible for oversight of and testing of the process. As noted above, ISS provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to CBRE Clarion upon request.

CBRE Clarion will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include:

(1) copies of the proxy voting policies and procedures and any amendments thereto,

(2) a copy of any document CBRE Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and

(3) a copy of each written client request for information on how CBRE Clarion voted such client’s proxies and a copy of any written response to any (written or oral) client request for information on how CBRE Clarion voted its proxies.

Clients may contact the Compliance Department at (610) 995-2500 to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client’s proxies. A written response will list, with respect to each voted proxy that the client has inquired about:

(1) the name of the issuer,

(2) the proposal voted upon, and

(3) how CBRE Clarion voted the client’s proxy.

*  *  *  *  *

DREMAN VALUE MANAGEMENT, LLC

I. PROXY VOTING POLICY AND PROCEDURES

A.	Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

B.	Proxy Voting Procedures

All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

1. Keep a record of each proxy received.

2. Forward the proxy to both the Portfolio Manager and DVM’s Chief Investment Officer (the “CIO”).

3. Determine which accounts managed by DVM holds the security to which the proxy relates.

4. Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

5. Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer, VP of Operations, or their designee. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

6. DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

7. Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

8. DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

•	the name of the issuer of the portfolio security;

•	the exchange ticker symbol of the portfolio security[1];

[1]

The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it’s not available through reasonably practicable means.

•	the CUSIP number of the portfolio security[1];

•	the shareholder meeting date;

•	a brief description of the matter voted on;

•	whether the matter was put forward by the issuer or a shareholder;

•	whether the investment company Client voted;

•	how the investment company Client cast its vote; and

•	whether the investment company Client cast its vote for or against management.

C.	Voting Guidelines

In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

1. Whether the proposal was recommended by management and DVM’s opinion of management;

2. Whether the proposal acts to entrench existing management; and

3. Whether the proposal fairly compensates management for past and future performance.

DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

D.	Conflicts of Interest

The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security [and any of the issuer’s affiliates] to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Clients the opportunity to

[1]

The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it’s not available through reasonably practicable means.

vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

E.	Disclosure

DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client’s proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client’s proxy.

A concise summary of these Proxy Voting Policies and Procedures will be included in DVM’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

F.	Record Keeping

The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

1. Copies of these proxy voting policies and procedures and any amendments thereto.

2. A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

3. A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

4. A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

5. A copy of each written Client request for information on how DVM voted such Client’s proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

6. DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

EATON VANCE MANAGEMENT BOSTON MANAGEMENT AND RESEARCH PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.	Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.	Roles and Responsibilities

Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.	Proxy Voting Guidelines (“Guidelines”)

General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

Proposals Regarding Mutual Fund Proxies — Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.	Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;

•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•	A record of each vote cast;

•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.	Assessment of Agent and Identification and Resolution of Conflicts with Clients

Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual or corporate client;

•	In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Proxy Voting Policies and Procedures

Franklin Advisers, Inc. (hereinafter the “Manager”) has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the Manager’s instructions and/or policies. The Manager votes proxies solely in the interests of the Portfolio and its shareholders.

To assist it in analyzing proxies, the Manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the Manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the Manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the Manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Portfolio and its shareholders. Efforts are made to resolve all conflicts in the interests of the Manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Portfolio with the Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Portfolio, the Proxy Group may refer the matter, along with the recommended course of action by the Manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the Manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Portfolio. Where the Proxy Group or the Proxy Review Committee refers a matter to the Portfolio, it may rely upon the instructions of a representative of the Portfolio, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Manager rather than sending the proxy directly to the Portfolio for approval.

To avoid certain potential conflicts of interest, the Manager will employ echo voting, if possible, in the following instances: (1) when the Portfolio invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Portfolio invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Portfolio’s governing documents or applicable law. Echo voting means that the investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the Portfolio’s shares.

The recommendation of management on any issue is a factor that the Manager considers in determining how proxies should be voted. However, the Manager does not consider recommendations from management to be determinative of the Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Manager’s proxy voting policies and principles The Manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the Manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The Manager will review the issue of separating Chairman and CEO positions as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. The Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the Manager will examine proposals relating to non-audit relationships and non-audit fees. The Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Manager believes that executive compensation should be directly linked to the performance of the company. The Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Manager will generally oppose “golden parachutes” that are considered to be excessive. The Manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues. The Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Manager conducts an independent review of each anti-takeover proposal. On occasion, the Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Portfolio or its shareholders’ interests. The Manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The Manager will generally give management discretion with regard to social, environmental and ethical issues, although the Manager may vote in favor of those that are believed to have significant economic benefits or implications for the Portfolio and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the Manager’s proxy voting decisions for international investments. However, the Manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The Manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the Manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the Manager may determine that it is not in the best interests of the Portfolio to recall the security for voting purposes. Also, the Manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the Manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Portfolio’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Proxy Voting Policies and Procedures

Franklin Mutual Advisers, LLC (hereinafter the “Manager”) has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the Manager’s instructions and/or policies. The Manager votes proxies solely in the interests of the Portfolio and its shareholders.

To assist it in analyzing proxies, the Manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the Manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the Manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the Manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Portfolio and its shareholders. Efforts are made to resolve all conflicts in the interests of the Manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Portfolio with the Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Portfolio, the Proxy Group may refer the matter, along with the recommended course of action by the Manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the Manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Portfolio. Where the Proxy Group or the Proxy Review Committee refers a matter to the Portfolio, it may rely upon the instructions of a representative of the Portfolio, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Manager rather than sending the proxy directly to the Portfolio for approval.

To avoid certain potential conflicts of interest, the Manager will employ echo voting, if possible, in the following instances: (1) when the Portfolio invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Portfolio invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Portfolio’s governing documents or applicable law. Echo voting means that the investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the Portfolio’s shares.

The recommendation of management on any issue is a factor that the Manager considers in determining how proxies should be voted. However, the Manager does not consider recommendations from management to be determinative of the Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Manager’s proxy voting policies and principles The Manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the Manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The Manager will review the issue of separating Chairman and CEO positions as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. The Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the Manager will examine proposals relating to non-audit relationships and non-audit fees. The Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Manager believes that executive compensation should be directly linked to the performance of the company. The Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Manager will generally oppose “golden parachutes” that are considered to be excessive. The Manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues. The Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Manager conducts an independent review of each anti-takeover proposal. On occasion, the Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Portfolio or its shareholders’ interests. The Manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The Manager will generally give management discretion with regard to social, environmental and ethical issues, although the Manager may vote in favor of those that are believed to have significant economic benefits or implications for the Portfolio and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the Manager’s proxy voting decisions for international investments. However, the Manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The Manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the Manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the Manager may determine that it is not in the best interests of the Portfolio to recall the security for voting purposes. Also, the Manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the Manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Portfolio’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

August 2010

Goldman Sachs Asset Management

(“GSAM”)*

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

*	For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC, GS Investment Strategies (Singapore) Pte., the Goldman Sachs Asset Management unit of Goldman Sachs (Asia) L.L.C.; the Goldman Sachs Asset Management unit of Goldman Sachs (Singapore) Pte.; Goldman Sachs Asset Management Korea Co., Ltd., GSAM Japan, Goldman Sachs & Partners Australia Pty Ltd, Goldman Sachs & Partners New Zealand Limited, Beijing Gao Hua Securities Company Limited, the Goldman Sachs Asset Management unit of the Shanghai representative office of Goldman Sachs (China) L.L.C., Goldman Sachs Asset Management (India) Private Limited, Goldman Sachs (India) Securities Private Limited

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs

**	The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients. As a result, in certain circumstances in order to comply with such limits and/or internal policies designed to comply with such limits, proxy voting in certain issuers may be restricted or delegated to the Proxy Service or to another qualified, independent third party.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

Harris Associates L.P.

PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

Approved by the Proxy Voting Committee on June 11, 2010

I. PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

II. VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.	Harris will normally vote in favor of the slate of directors recommended by the issuer’s board provided that a majority of the directors would be independent.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

4.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

5.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

6.	Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.	Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals to require expensing of options.

4.	Harris will normally vote against proposals to permit repricing of underwater options.

5.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

6.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of poison pill plans.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

9.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”), the Firm’s proxy voting service provider (an affiliate of RiskMetrics Group, Inc.), opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Committee for determination.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Committee will provide the list to research analysts and the Proxy Administrator.

III. VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV. CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

V. VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris’ Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Manager of Account Services and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Committee, which makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Voting Ballots. For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting. Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th on The Oakmark Funds website.

Invesco Proxy Voting Guidelines

January 2010

A. POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I. Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•

Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II. Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•

Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III. Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V. Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. Shareholder Proposals on Corporate Governance

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII. Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII. Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C. RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

JANUS CAPITAL MANAGEMENT LLC

JANUS CAPITAL SINGAPORE PTE. LIMITED

PERKINS INVESTMENT MANAGEMENT LLC

Proxy Voting Procedures

March 2012

The following represents the Proxy Voting Procedures (“Procedures”) for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting. Janus Capital Singapore Pte. Limited (“Janus Singapore”), and Perkins Investment Management LLC (“Perkins”) have each adopted the Procedures.

General Policy. Janus seeks to vote proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”).

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of a Vice President of Investment Accounting, a representative from Compliance, and one or more portfolio management representatives (or their respective designees) who provide input on behalf of the portfolio management team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In formulating proxy voting recommendations, the Committee analyzes proxy proposals from the Proxy Voting Service from the prior year, and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Committee establishes its recommendations and revises the Guidelines, they are distributed to Janus’ portfolio managers1 for review and implementation.

While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

[1]	All references to portfolio managers include assistant portfolio managers.

Securities Operations Group. The Securities Operations Group is responsible for administering the proxy voting process as set forth in these procedures, the Guidelines, and as applicable, the Taft-Hartley Guidelines The Proxy Administrator in the Securities Operations Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, and as applicable, the Taft-Hartley Guidelines, and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. He or she may also request to review all vote recommendations prior to the meeting cut-off date, or may choose to review only those votes to be cast against management. Notwithstanding the above, with respect to clients who have instructed Janus to vote proxies in accordance with the Taft-Hartley Guidelines, the Proxy Voting Service will process all proxy votes in strict accordance with the Taft-Hartley Guidelines. In all cases, the portfolio managers receive a monthly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. In such cases, the Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”. Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”).

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. On a quarterly basis, the Committee reviews records of votes that were cast inconsistently with the Guidelines and the related rationale for such votes. Additionally, and in instances where a portfolio manager has discretion to vote differently than the Guidelines and proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists. Similarly, the Taft-Hartley Guidelines are pre-determined, so application of the Taft-Hartley Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In the unusual circumstance that the Proxy Voting Service seeks direction on any matter, the matter shall be handled in accordance with the Procedures for Proxy Issues Outside the Guidelines set forth above, and reviewed by the Committee.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account.

On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website at www.janus.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at http://www.sec.gov. A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

March 2012

Janus Capital Management LLC

Janus Capital Singapore Pte. Limited

Perkins Investment Management LLC

Janus Proxy Voting Guidelines

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except as noted below. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”). Janus Capital Singapore Pte. Limited and Perkins Investment Management LLC have each adopted the Guidelines.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Securities Operations of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse; ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);

•	fail to provide appropriate oversight of company’s risk management practices (as determined by the proxy voting service);

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•

are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);

•

are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service); or adopt a long-term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service).

3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

9. Janus will generally vote with management regarding proposals to declassify a board.

10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•

are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

14. Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans are priced no less than 15% below market value.

15. Janus will generally vote in favor of proposals requiring the expensing of options.

16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17. Janus will generally oppose proposals regarding the re-pricing of underwater options.

18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21. Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

22. Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by the Proxy Voting Service);

23. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

24. Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

25. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

Janus will generally vote in favor of proposals relating to the issuance of dividends.

26. Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

27. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

28. Janus will generally oppose proposals for different classes of stock with different voting rights.

29. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

30. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit.

31. Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

32. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

33. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

34. Janus will evaluate plans of reorganization on a case-by-case basis.*

35. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

36. Janus will generally vote in favor of proposals regarding changes in company name.

37. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

38. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.*

39. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

40. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

41. Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

42. Janus will generally vote in favor of proposals to require that voting be confidential.

43. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

44. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

45. Janus will vote against proposals to approve “other business” when it appears as voting item.

46. Janus will vote on proposals related to proxy access on a case-by-case basis.*

Shareholder Proposals

Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

47. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

48. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

PROXY VOTING POLICY OF

LAZARD ASSET MANAGEMENT LLC

AND

LAZARD ASSET MANAGEMENT (CANADA), INC.

A.	Introduction

Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.

C.	General Administration

1.	Overview

Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee currently consisting of Managing Directors, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal and Compliance Department must be present at all Proxy Committee meetings.

2.	Role of Third Parties

To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3.	Voting Process

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.

In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy- specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2.	Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and Its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s directors be independent;

•	On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;

•	For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;

•

For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•

Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the board;

•	Against shareholder proposals seeking to establish term limits or age limits for directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;

•	Against shareholder proposals seeking to establish director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4.	Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•

On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6.	Social and Political Issues

Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

E.	Voting Non-U.S. Securities

Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F.	Conflicts of Interest

1.	Overview

Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

a.	Where Approved Guideline Is For or Against

Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether an actual or potential conflict exists.

If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is “material” will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

b.	Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS’ Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.

Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

2.	Stock Lending

As noted in Section B above, Lazard does not vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H.	Review of Policy

The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

LEGG MASON

CLEARBRIDGE ADVISORS

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF APRIL 29, 2011

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	GeneralGuidelines

III.	HowClearBridge Votes

IV.	Conflictsof Interest

A. Procedures for Identifying Conflicts of Interest

B. Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C. Third Party Proxy Voting Firm — Conflicts of Interest

V.	VotingPolicy

A. Election of Directors

B. Proxy Contests

C. Auditors

D. Proxy Contest Defenses

E. Tender Offer Defenses

F. Miscellaneous Governance Provisions

G. Capital Structure

H. Executive and Director Compensation

I. State of Incorporation

J. Mergers and Corporate Restructuring

K. Social and Environmental Issues

L. Miscellaneous

VI.	OtherConsiderations

A. Share Blocking

B. Securities on Loan

VII.	Disclosureof Proxy Voting

VIII.	Recordkeepingand Oversight

CLEARBRIDGE ADVISORS’2

Proxy Voting Policies and Procedures

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

[2]	These policies and procedures pertain to ClearBridge Advisors, LLC and ClearBridge Asset Management Inc (collectively, “ClearBridge”).

A. Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B. Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C. Third Party Proxy Voting Firm — Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•

is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E. Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision — poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.
b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

10.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

11.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

12.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

13.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

e.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

14.	Management Proposals On Executive Compensation

a.	For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item.

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K. Social and Environmental Issues

1.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

3.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

4.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

5.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A. Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

LOOMIS SAYLES

Proxy Voting Policy

and Procedure Manual

JUNE 30, 2004

AMENDED

MARCH 31, 2005

MAY 16, 2005

MARCH 31, 2007

AUGUST 30, 2007

MARCH 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 18, 2011

April 25, 2011

CONTENTS

1	GENERAL	C-132
Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	C-135

Adjustments to Par Value of Common Stock

Annual Election of Directors

Appraisal Rights

Blank Check Preferred Authorization

Chairman and CEO are the Same Person

Changing Corporate Name

Confidential Voting

Cumulative Voting

Delivery of Electronic Proxy Materials

Director Nominees in Uncontested Elections

Election of CEO Director Nominees

Election of Mutual Fund Trustees

Equal Access

Fair Price Provisions

Golden and Tin Parachutes

Independent Audit, Compensation and Nominating Committees

Majority Voting

OBRA-Related Compensation Proposals

Ratifying Auditors

Reverse Stock Splits

Right to Adjourn

Share Cancellation Programs

Shareholder Ability to Alter the Size of the Board

Shareholder Ability to Remove Directors

Share Repurchase Programs

Stock Distributions: Splits and Dividends

White Squire Placements

3	PROPOSALS USUALLY VOTED AGAINST	C-138

Common Stock Authorization

Director and Officer Indemnification and Liability Protection

Shareholder Ability to Act by Written Consent

Shareholder Ability to Call Special Meetings

Shareholder Ability to Remove Directors

Staggered Director Elections

Stock Ownership Requirements

Supermajority Shareholder Vote Requirements

Term of Office

Unequal Voting Rights

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	C-138
401(k) Employee Benefit Plans Compensation Plans Employee Stock Ownership Plans Executive Compensation Advisory Resolutions (“Say-on-Pay”) Stock Option Plans

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	C-139

Asset Sales

Bundled Proposals

Charitable and Political Contributions

Corporate Restructuring

Debt Restructurings

Delisting a Security

Director Nominees in Contested Elections

Disclosure of Prior Government Service

Environment and Social issues

Animal Rights

Energy and Environment

Equal Employment Opportunity and Discrimination

Human Resource Issues

Maquiladora Standards and International Operations Policies

Military Business

Northern Ireland

Product Integrity and Marketing

Third World Debt Crisis

Golden Coffins

Greenmail

Liquidations

Mergers and Acquisitions

Mutual Fund Distribution Agreements

Mutual Fund Fundamental Investment Restrictions

Mutual Fund Investment Advisory Agreement

Poison Pills

Preemptive Rights

Proxy Contest Defenses

Reimburse Proxy Solicitation Expenses

Reincorporation Proposals

Shareholder Advisory Committees

Shareholder Proposals to Limit Executive and Director Pay State

Spin-offs

Takeover Statutes

Tender Offer Defenses

1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B. General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3. Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control.

5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8. Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C. Proxy Committee.

1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2. Duties. The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed. Review on a case-by-case basis votes against members of the Compensation Committee when the Proxy Voting Service determines that issuer performance and executive compensation are not appropriately linked. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C. Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C. Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C. Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against plans which expressly permit repricing of underwater options.

B. Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D. Vote for proposals that request expensing of stock options.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions: Votes on proposals regarding charitable and political contributions should be considered on a case-by-case basis.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control — Will the transaction result in a change in control of the company? Bankruptcy — Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Research, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented a three-pronged approach to the proxy voting process, which is described more fully below:

•	In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security.

•	Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

In cases where we deem all clients’ positions in a company to be non-material,[2] the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how

[1]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.

[2]

We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) al positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. Generally, when a potential conflict of interest arises, Lord Abbett adheres to its voting guidelines on the issue or, if the guidelines do not address the particular issue, we would follow the Proxy Advisor’s recommendation.

Lord Abbett maintains a list of all publicly held companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company and if Lord Abbett decides not to follow the Proxy Advisor’s recommendation concerning a proxy proposal involving the company, Lord Abbett will notify the related Fund’s Proxy Committee3 and seek voting instructions from the Committee. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Fund’s Proxy Committee regarding the company.

Lord Abbett also maintains a list of all publicly held companies (including any subsidiaries of such companies) that have a significant business relationship with Lord Abbett. A “significant business relationship” for this purpose means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least

[3]

The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

$5 million invested in the Funds. For proxy proposals involving such companies, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.	Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.

Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.	General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.

Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company;

(2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.	Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.	Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.	Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.

Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.	Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Recently adopted amendments to the U.S. Securities and Exchange Commission’s (the “SEC”) proxy rules allow shareholders or groups of shareholders satisfying certain stock ownership and other eligibility requirements to include their director nominees on a company’s proxy ballot under certain limited circumstances. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett supports such measures so long as they comport with the requirements set forth in the SEC’s proxy rules. However, we generally will vote with management on proposals that seek to allow proxy access subject to less stringent requirements.

2.	Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses – Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.	Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.

Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: March 10, 2011

MET INVESTORS SERIES TRUST

Proxy Voting Policies and Procedures

I. Trust’s Policy Statement

Met Investors Series Trust (the “Trust”) is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interests of the Trust’s shareholders. The following procedures have been established to implement the Trust’s proxy voting program.

II. Trust’s Proxy Voting Program

MetLife Advisers, LLC (“MLA”) serves as the investment manager of the Trust’s portfolios. MLA is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-advisers”) who provide the day-to-day portfolio management for each portfolio, with the exception of the (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, (the “Met Asset Allocation Portfolios”); (ii) American Funds Moderate Allocation Portfolio, American Funds Balanced Allocation Portfolio and American Funds Growth Allocation Portfolio (the “American Funds Allocation Portfolios” and together with the “Met Asset Allocation Portfolios, the “Asset Allocation Portfolios”); (iii) American Funds Bond Portfolio, American Funds Growth Portfolio and American Funds International Portfolio (the “American Funds Master-Feeder Portfolios”); and (iv) Met/Franklin Templeton Founding Strategy Portfolio (the “Founding Strategy Portfolio”), where MLA is responsible for portfolio management. The Asset Allocation Portfolios and the Founding Strategy Portfolio are each referred to below as a “Fund of Funds” and collectively, as the “Funds of Funds.”

The Trust has delegated the proxy voting responsibilities with respect to each Portfolio to MLA. Because MLA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio, except for the Funds of Funds and the American Funds Master-Feeder Portfolios, to the applicable Sub-advisers. The primary focus of the Trust’s proxy voting program, therefore, is to seek to ensure that the Sub-advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-adviser’s proxy voting. These policies and procedures may be amended from time to time based on experience, new portfolios, as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III. Adviser’s Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, MLA will seek to ensure that each Sub-adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. MLA will review each Sub-adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-adviser to manage a portfolio and monitor the implementation of each sub-adviser’s proxy voting policies and procedures as part of our sub-adviser oversight (at least annually).

IV. Voting of Proxies

a. All Portfolios except the Funds of Funds and the American Funds Master-Feeder Portfolios

If a Portfolio of the Trust, other than a Fund of Fund or an American Funds Master-Feeder Portfolio, receives a proxy with respect to a holding in that Portfolio, such proxy shall be voted by the Sub-adviser in accordance with its proxy voting policies and procedures.

b. Funds of Funds and the American Funds Master-Feeder Portfolios

1.	Funds of Funds

MLA	serves as the sole investment adviser to:

(i)	the Met Asset Allocation Portfolios, each of which invests in other portfolios of the Trust and/or portfolios of the Metropolitan Series Fund, Inc. (the “Met Underlying Portfolios”);

(ii)	the American Funds Asset Allocation Portfolios, each of which invests in other portfolios of the American Funds Insurance Series (collectively, the “American Funds Underlying Portfolios”); and

(iii)	the Founding Strategy Portfolio, that invests its assets equally among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Franklin Growth Portfolio (together, the “Founding Strategy Underlying Portfolios”).

The Met Underlying Portfolios, the American Underlying Portfolios and the Founding Strategy Underlying Portfolios are each referred to below as an “Underlying Portfolio” and collectively, as the “Underlying Portfolios.”

If a Funds of Funds receives a proxy relating to one of the Underlying Portfolios of which it holds shares, MLA on behalf of of the Fund of Funds will vote such proxy in the same proportion as the vote of other contract owners of the Underlying Portfolio with respect to a particular proposal.

2.	American Funds Master-Feeder Portfolios

Each American Funds Master-Feeder Portfolio (each a “Feeder Fund” and collectively, the “Feeder Funds”), invests its assets in a series of the American Funds Insurance Series (collectively, the “Master Funds”).1 The Trust has delegated the proxy voting responsibilities with respect to the Feeder Funds to MLA. When a Feeder Fund receives a proxy from its corresponding Master Fund, MLA on behalf of the Feeder Fund will vote the shares in the same proportion as the vote of other shareholders of the Master Fund with respect to a particular proposal.

V. Sub-advisers’ Proxy Voting Policies and Procedures

Each Sub-adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A) Written Policies and Procedures: The Sub-adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide copies of such policies and procedures to the Trust and MLA upon request.

B) Fiduciary Duty: The Sub-adviser’s policies and procedures must be reasonably designed to ensure that the Sub-adviser votes client securities in the best interest of its clients.

C) Conflicts of Interest: The Sub-adviser’s policies and procedures must include appropriate procedures to identify and resolve, as necessary, all material proxy-related conflicts of interest between the Sub-adviser (including its affiliates) and its clients before voting client proxies.

D) Voting Guidelines: The Sub-adviser’s policies and procedures must address with reasonable specificity how the Sub-adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

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If an American Funds Master-Feeder Portfolio no longer invests its assets in a Master Fund, MLA would be the investment adviser to the Portfolio pursuant to a stand-by advisory agreement approved by the Board of Trustees.

E) Monitoring Proxy Voting: The Sub-adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F) Record Retention and Inspection: The Sub-adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-adviser must provide to the Trust and MLA such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trust or MLA may reasonably request.

VI. Disclosure of Trust’s Proxy Voting Policies and Procedures and Voting Record

MLA, on behalf of the Trust, will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. MLA (including, at its option, through third-party service providers) will monitor the implementation of the Trust’s proxy policy and procedures to reasonably ensure that the actual proxy voting record of MLA and the Sub-advisers with respect to the Trust’s portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust’s shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VII. Reports to Trust’s Board of Trustees.

MLA will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of MLA and the Sub-advisers with respect to the Trust’s portfolio securities and any other information requested by the Board of Trustees.

ADOPTED: November 19, 2003

REVISED: December 31, 2005 and May 21, 2010

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 1, 2012

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

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For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio m recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

October 1, 2011

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services – ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies – Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.	Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.    Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.    Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.    Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.    Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.    Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee . In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

PIMCO

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of PIMCO, on behalf of each account, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a client account. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, and for all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy.

The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

A. General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B. Conflicts of Interest

1. Identification of Material Conflicts of Interest

a) In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting. PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b) Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest), or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance Department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department, any potential actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no material actual or apparent conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

Policy & Procedures

If an actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

c) All Other Securities. Client proxies for all other securities (including fixed income securities) are reviewed by the Legal and Compliance Department to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to a fixed income security. If no actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. In certain cases, a proxy relating to a bank loan may contain material non-public information, in which case, pursuant to PIMCO’s policies and procedures regarding the use of such information, the proxy may be voted by someone other than the applicable PM.

If an actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

2. Resolution of Identified Conflicts of Interest

a) Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“RM Guidelines”). PIMCO has determined to follow the RM Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

b) All Securities Not Covered by the ISP. The following applies to (i) votes and consents with respect to fixed income securities, (ii) proxies received in relation to equity securities for which the ISP is unable to provide recommendations on how to vote, and (iii) proxies for which, as described below, a PM determines to override the ISP’s voting recommendation. In each case, such proxies will be reviewed by the Legal and Compliance Department and if a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance Department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance Department. The Legal and Compliance Department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

1) Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

•

If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

•

If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance Department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2) Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

•	permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

•	voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

•

having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

•	The extent and nature of the actual or apparent conflict of interest;

•	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

•	The nature of the relationship of the issuer with PIMCO (if any);

•	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

•	Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3) The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance Department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

c) Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts, funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds or by applying the conflicts resolution procedures set forth in Section B.2.

d) Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

Proxy Voting Policy & Procedures

C. Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1. Proxy Voting Process: Equity Securities

a) The Role of the ISP.

PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities. The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the RM Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations unless instructed otherwise by PIMCO. PIMCO permits the ISP to vote in accordance with its recommendation, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b) Overrides of ISP’s Recommendations.

1) Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance Department deem relevant:

•	Name and ticker symbol of issuer;

•	Percentage of the outstanding shares of the issuer held;

•	The name(s) of the fund(s) or account(s) holding the securities;

•	A summary of the proposal;

•	The date of the shareholder meeting and the response deadline;

•	Whether the proposal is being made by management or a shareholder;

•	Management’s recommendation with respect to the proposal;

•	The ISP recommendation with respect to the proposal;

•	The reasoning behind the PM’s decision to recommend the override;

•

Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

•	Whether the PM has been contacted by an outside party regarding the vote.

2) Compliance Review. The Legal and Compliance Department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance Department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance Department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3) Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group will inform the ISP of the voting decision for implementation by the ISP.

c) When the ISP Does Not Provide a Recommendation.

In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.2.

2. Proxy Voting Process: All Other Securities (including equity securities not voted by the ISP)

The ISP covers the majority of equity securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP, an equity proxy will not be covered by the ISP. Equity proxies not covered by the ISP and proxies in respect of securities other than equity securities (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance Department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a) Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance Department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance Department will forward each OS Proxy to PIMCO’s Middle Office Group, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance Department will, in accordance with Section B.2 above, resolve such conflict pursuant to a Conflicts Committee Protocol or, if no such protocol is applicable to the conflict at issue, elevate such conflict to the Conflicts Committee for direct resolution.

b) Vote. (i) Where no material conflict of interest was identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest was identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c) Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d) Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e) Recordkeeping. PIMCO Operations will forward the ballot and log to IMS West which will be incorporated into the Corporate Action Event Report (CAER).

xy Voting Policy & Procedures

3. Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

4. Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D. U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each investment company that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each such fund states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund’s website and on the SEC’s website, as required by Form N-1A. PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A.

E. PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client. Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F. Review and Oversight

PIMCO’s Legal and Compliance Department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

2 The term “equity securities” means common and preferred stock; it does not include debt securities convertible into equity securities.

Proxy Voting

Effective Date: August 2003

Revised Dates: May 2007

May 2010

Pioneer Funds

Pioneer Investment Management, Inc.

Pioneer Institutional Asset Management, Inc.

PROXY VOTING

POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, “Pioneer”) is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Pioneer’s policy to vote proxies presented to Pioneer in a timely manner in accordance with these principles.

Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy voting arena and will revise this policy as needed.

Pioneer’s clients may request copies of their proxy voting records and of Pioneer’s proxy voting policies and procedures by either sending a written request to Pioneer’s Proxy Coordinator, or clients may review Pioneer’s proxy voting policies and procedures on-line at PioneerInvestments.com. Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Pioneer’s Form ADV (Part II), by separate notice to the client or by other means.

APPLICABILITY

This Proxy Voting policy and the procedures set forth below are designed to complement Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. This policy sets forth Pioneer’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Pioneer will vote shares of closed- end Funds on a case-by-case basis.

PURPOSE

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Pioneer-managed accounts for which Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. (“UniCredit”).

Any questions about this policy should be directed to Pioneer’s Director of Investment Operations (the “Proxy Coordinator”).

PROCEDURES

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer’s proxy voting guidelines as to be voted on a caseby-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date). Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Pioneer’s Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. (“PGAM”).

Filing Form NP-X

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms. The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

•	Corporate name change.

•	A change of corporate headquarters.

•	Stock exchange listing.

•	Establishment of time and place of annual meeting.

•	Adjournment or postponement of annual meeting.

•	Acceptance/approval of financial statements.

•	Approval of dividend payments, dividend reinvestment plans and other dividend- related proposals.

•	Approval of minutes and other formalities.

•	Authorization of the transferring of reserves and allocation of income.

•	Amendments to authorized signatories.

•	Approval of accounting method changes or change in fiscal year-end.

•	Acceptance of labor agreements.

•	Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine administrative items; however, Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer’s goal of supporting the value of its clients’ portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

•

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors. We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.

•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.

•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

•	Election of an honorary director.

We will vote against:

•	Minimum stock ownership by directors.

•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat. We will vote on a case-by case basis on these issues:

•	Separate chairman and CEO positions.

We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

•

Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

•	Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

•

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Contested election of directors.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Mandatory retirement policies.

•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

•

Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

•	Cumulative voting.

•	Increasing the ability for shareholders to call special meetings.

•	Increasing the ability for shareholders to act by written consent.

•	Restrictions on the ability to make greenmail payments.

•	Submitting rights plans to shareholder vote.

•	Rescinding shareholder rights plans (“poison pills”).

•	Opting out of the following state takeover statutes:

¡	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

¡	Control share cash-out provisions, which require large holders to acquire shares from other holders.

¡	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

¡	Stakeholder laws, which permit directors to consider interests of non- shareholder constituencies.

¡	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
¡	Fair price provisions.
¡	Authorization of shareholder rights plans. o Labor protection provisions.
¡	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

•

Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors. We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

•

Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.

•	Supermajority vote requirements.

•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.

•	Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

•	Changes in par value.

•	Reverse splits, if accompanied by a reduction in number of shares.

•	Shares repurchase programs, if all shareholders may participate on equal terms.

•	Bond issuance.

•	Increases in “ordinary” preferred stock.
•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

•	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

•	Increase in authorized common stock. We will make a determination considering, among other factors:

¡	Number of shares currently available for issuance;

¡	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

¡	Proposed use of the proceeds from the issuance of additional shares; and

¡	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

•

Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.

•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

•	401(k) benefit plans.

•

Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

¡	Amendments to performance plans to conform with OBRA;

¡	Caps on annual grants or amendments of administrative features; o Adding performance goals; and

¡	Cash or cash-and-stock bonus plans.

•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

•	Require that option repricing be submitted to shareholders.

•	Require the expensing of stock-option awards.
•	Require reporting of executive retirement benefits (deferred compensation, split- dollar life insurance, SERPs, and pension benefits).

•

Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Shareholder proposals seeking additional disclosure of executive and director pay information.

•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

¡

The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

Dilution = (A + B + C) / (A + B + C + D), where

A = Shares reserved for plan/amendment,

B = Shares available under continuing plans,

C = Shares granted but unexercised and

D = Shares outstanding.

¡	The plan must not:

•	Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

•	Be a self-replenishing “evergreen”plan or a plan that grants discount options and tax offset payments.

¡	We are generally in favor of proposals that increase participation beyond executives.

¡

We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

¡

We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

¡	We generally support proposals asking companies to adopt stock holding periods for their executives.

•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

•

All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

•	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

•	Limits on executive and director pay.

•	Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:

•	Confidential voting .

•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

•	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

•

Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.

•	Adopting or amending the charter, bylaws or articles of association.

•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

•	Limitations on stock ownership or voting rights.

•	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

•	Mergers and acquisitions.

•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

•	Debt restructurings.

•	Conversion of securities.

•	Issuance of shares to facilitate a merger.

•	Private placements, warrants, convertible debentures.

•	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

•	Establishment of new classes or series of shares.

•	Establishment of a master-feeder structure. Pioneer will vote on a case-by-case on:

•

Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.

•	Changes from closed-end to open-end format.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Authorization for, or increase in, preferred shares.

•	Disposition of assets, termination, liquidation, or mergers.

•	Classified boards of closed-end funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social Issues” may generally be described as shareholder proposals for a company to:

•	Conduct studies regarding certain issues of public concern and interest;

•	Study the feasibility of the company taking certain actions with regard to such issues; or

•	Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

CONFLICTS OF INTEREST

Pioneer recognizes that in certain circumstances a conflict of interest may arise when Pioneer votes a proxy.

A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere , with the interests of Pioneer’s clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

•	An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a “UniCredit Affiliate”);
•

An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

•

An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

•	[other]; or

•	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote, or may take such other action in good faith (in consultation with counsel) that would protect the interest of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Pioneer’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a UniCredit Affiliate, Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because its receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Pioneer has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Pioneer may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

SUPERVISION

ESCALATION

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

TRAINING

Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

RELATED POLICIES AND PROCEDURES

Pioneer’s Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:

•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;

•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

•	Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;

•	A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy;

•	A copy of any recommendation of the proxy voting service; and

•

A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client’s file in accordance with applicable regulations.

RELATED REGULATIONS

Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204-2

ADOPTED BY THE PIONEER FUNDS’ BOARDS OF TRUSTEES:

October 5, 2004

EFFECTIVE DATE:

October 5, 2004

REVISION DATES:

September 2009

Pyramis Global Advisors’ Proxy Voting Guidelines

November 2011

I.	General Principles

A.	Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies’ relationship, business or otherwise, with that portfolio company.

B.	FMR Investment Proxy Research votes proxies on behalf of Pyramis’ clients. Like other Pyramis employees, FMR Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of Pyramis’s clients, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, FMR Investment Proxy Research employees, like other Pyramis employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity’s corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

C.	Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D.	Non-routine proposals will generally be voted in accordance with the Guidelines.

E.	Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR’s General Counsel’s office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to Pyramis’ Senior Compliance Officer or his designee.

F.	Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G.	Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

H.	In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.	Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company’s commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.	Anti-Takeover Provision — includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

B.	Golden Parachute — Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail — payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.	Sunset Provision — a condition in a charter or plan that specifies an expiration date.

E.	Permitted Bid Feature — a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F.	Poison Pill — a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

G.	Large-Capitalization Company — a company included in the Russell 1000® Index.

H.	Small-Capitalization Company — a company not included in the Russell 1000® Index that is not a Micro-Capitalization Company.

I.	Micro-Capitalization Company—a company with market capitalization under US $300 million.

J.	Evergreen Provision — a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.	Directors

A. Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a.	The Poison Pill includes a Sunset Provision of less than five years;

b.	The Poison Pill includes a Permitted Bid Feature;

c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2.	The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Pyramis to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.	Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating; (iv) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (v) whether the compensation committee has lapsed or waived equity vesting restrictions; and (vi) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5.	To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6.	The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.

B.	Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.	Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV.	Compensation

A.	Executive Compensation

1.	Advisory votes on executive compensation

a.	Pyramis will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic,

taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

b.	FMR will generally vote against proposals to ratify Golden Parachutes.

2.	Frequency of advisory vote on executive compensation

FMR will generally support annual advisory votes on executive compensation.

B.	Equity award plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1.	(a) The company’s average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the burn rate is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	The plan includes an Evergreen Provision.

4.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

C.	Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D.	Employee Stock Purchase Plans

Pyramis will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of

non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

E.	Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

F.	Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.	Anti-Takeover Provisions

Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	The Poison Pill includes the following features:

1.	A Sunset Provision of no greater than five years;

2.	Linked to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a Permitted Bid Feature; and

5.	Allows Pyramis accounts to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

B.	An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C.	It is a fair price amendment that considers a two-year price history or less.

Pyramis will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

D.	In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

E.	In the case of shareholder proposals regarding shareholders’ right to call special meetings, Pyramis generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

F.	In the case of proposals regarding shareholders’ right to act by written consent, Pyramis will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.

VI.	Capital Structure / Incorporation

A.	Increases in Common Stock

Pyramis will generally vote against a provision to increase a company’s common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B.	New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

C.	Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D.	Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.	Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. Pyramis will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VII.	Shares of Investment Companies

A.	If applicable, when a Pyramis account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Pyramis will vote in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”). Pyramis may choose not to vote if “echo voting” is not operationally feasible.

B.	Certain Pyramis accounts may invest in shares of underlying Fidelity Funds, which are held exclusively by Fidelity Funds or accounts managed by FMR or an affiliate. Pyramis will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees.

VIII.	Other

A.	Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

RCM PROXY VOTING GUIDELINES

AND PROCEDURES

SEPTEMBER 1, 2010

Policy Statement

RCM Capital Management LLC (“RCM”) typically votes proxies as part of its discretionary authority to manage accounts, unless our client has explicitly reserved the authority for itself. RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

RCM has adopted written Proxy Voting Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that we are voting in the best interest of our clients. A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. The Proxy Guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to the Proxy Guidelines. With respect to proxies related to securities of non-U.S. companies held by RCM’s clients, RCM has retained the services of RiskMetrics Group to make recommendations based on the ISS Governance Services Proxy Voting Manual (“ISS Guidelines”) and RCM has adopted the ISS Guidelines and incorporated them into its own Proxy Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

Voting Procedure

The voting of all proxies is conducted under the direction of the Proxy Committee consisting of representatives from the Research Department, Portfolio Management Team (PMT), and the Legal and Compliance Department. Vote decisions are made in accordance with the Proxy Guidelines and implemented by RCM’s third party proxy services provider, RiskMetrics Group (RMG). In situations where the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

RCM’s third party proxy services provider, RMG, is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, submitting vote instructions to the appropriate tabulator, and contacting custodian banks to request missing proxies. RMG also provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least two years.

Resolving Conflicts of Interest

RCM may have conflicts that can affect how it votes its clients’ proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

Cost-Benefit Analysis Involving Voting Proxies

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

RCM will not be able to vote securities on loan under securities lending arrangements into which RCM’s clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

Proxy Voting Guidelines

Ordinary Business

Ordinary Business Matters: Case-by-Case

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact “other business,” will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

Auditors

Ratification of Auditors: Case-by-Case

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

Shareholder Proposals Regarding Rotation of Auditors: Generally FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

Shareholder Proposals Regarding Auditor Independence: Case-by-Case

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

Board of Directors

Election of Directors: Case-by-Case

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may vote against or withhold votes from director nominees.

Majority Vote Requirement for the Election of Directors: Case-by-Case

RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

Classified Boards: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

Changing Size of Board: Case-by-Case

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

Majority of Independent Directors on Board: Case-by-Case

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

Minimum Share Ownership by the Board: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

Limit Tenure of Directors: AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

Director Indemnification and Liability Protection: Case-by-Case

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, RCM may vote FOR expanded coverage.

Separate Chairman/Chief Executive Officer: Case-by-Case

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO’s decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

Diversity of the Board of Directors: Case-by-Case

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

Executive and Director Compensation

Stock Incentive Plans: Case-by-Case

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (RMG) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

Cash Bonus Plans (OBRA related): Case-by-Case

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA’s $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

Eliminate Non-Employee Director Retirement Plans: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

Employee Stock Purchase Plans: Case-by-Case

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees’ contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution (3) company matching contribution up to 25 percent of the employee’s contribution (4) no discount on stock price on the date of purchase.

Shareholder Proposals Regarding Executive Pay: Case-by-Case

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company’s awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Executive Severance Agreements (Golden Parachutes): Case-by-Case

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

Capital Structure

Capital Stock Authorizations: Case-by-Case

RCM utilizes research from a third-party proxy voting service (RMG) to assist us in analyzing all details of a proposed stock incentive plan. Proposals requesting an increase in authorized shares of common or preferred stock are voted, on a case-by-case basis, after analyzing the company’s industry and performance in terms of shareholder returns.

Stock Splits and Dividends: Case-by-Case

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

Mergers and Corporate Restructuring

Mergers and Restructurings: Case-by-Case

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit of such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

Prevent a Company from Paying Greenmail: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

Fair Price Provision: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

State Antitakeover Statutes: Case-by-Case

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

Reincorporation: Case-by-Case

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company’s financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

Anti-takeover Defenses and Voting Related Issues

Poison Pills: Case-by-Case

RCM votes AGAINST poison pills (or shareholder rights plans) proposed by a company’s management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

Dual Class Capitalization with Unequal Voting Rights: Case-by-Case

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

Blank Check Preferred Stock: Case-by-Case

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Supermajority Voting Provisions: AGAINST

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

Cumulative Voting: Case-by-Case

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

Shareholder Action by Written Consent: Case-by-Case

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

Shareholder’s Right to Call Special Meeting: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

Confidential Voting: FOR

RCM votes FOR shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

Social and Environmental Issues

Shareholder Proposals Regarding Social and Environmental Issues: Case-by-Case

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

•	Cost to implement proposed requirement

•	Whether any actual abuses exist

•	Whether the company has taken any action to address the problem

•	The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

Sign or Endorse the CERES Principles: Case-by-Case

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company’s current environmental disclosure, its environmental track record, and the practices of peer companies.

Environmental Reporting: FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder’s environmental concerns.

Northern Ireland (MacBride Principles): Case-by-Case

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

•	Whether any discrimination charges have been filed against the subject company within the past year;

•	Whether the subject company has subscribed to the Fair Employment Agency’s, “Declaration of Principle and Intent.” (Northern Ireland governmental regulations); and

•	Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

Rainier Investment Management, Inc.

2011 Proxy Voting Policy

Summary & Procedures

Introduction

This statement sets forth the proxy voting policy of Rainier Investment Management, Inc.® (“Rainier”) and is intended to be in compliance with 17 CFR 270.30b1-4 and 17 CFR 275.206(4)-6, rules relating to the voting of proxies by registered investment advisers and investment companies registered under Investment Company Act of 1940.

Rainier clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, Rainier is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires Rainier, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Rainier will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

Rainier is the Adviser of the Rainier Investment Management Mutual Funds (“Funds”). Rainier acts as a fiduciary of the Funds and shall vote the proxies of the Funds’ portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

Rainier shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. Rainier does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Rainier’s guidelines are intended to cover the most significant and frequent proxy issues that arise. Rainier shall revise its guidelines as events warrant.

Procedures

Procedures used to address any potential conflicts of interest.

Rainier votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, RiskMetrics Group (“RMG”). RMG makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that Rainier votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to Rainier Proxy Policy Committee procedures, Rainier may also override RMG vote recommendations on a case-by case basis on:

•	Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines

•	Issues that RMG itself considers on a case-by-case basis

The extent to which Rainier delegates proxy voting authority to or relies on recommendations of a third party.

As noted above, Rainier relies on the recommendations of RMG. Rainier retains ultimate responsibility for the votes, and has the ability to override RMG vote recommendations. Rainier will only do so, however, if Rainier believes that a different vote is in the best interests of clients and mutual fund shareholders.

To the extent Rainier desires to override RMG’s vote recommendations for the reasons noted above, Rainier (through its Proxy Policy Committee) will consider whether the proxy voting decision poses a material conflict between Rainier’s interest and that of the relevant clients. If Rainier determines that a proxy proposal raises a material conflict between Rainier’s interests and a client’s interest, Rainier will resolve such a conflict in the manner described below, in its discretion:

(i) Rainier may follow the recommendation of another nationally recognized third-party proxy advisory service, and document Rainier’s reasons for overriding RMG and vote in accordance with the recommendation of the other third party;

(ii) Rainier may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

(iii) Rainier may, in its discretion, disclose the conflict to each affected client and vote as directed by the client, if Rainier receives a timely response from the client (and Rainier may abstain from voting in the absence of a timely client response);

(iv) Rainier may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

(v) Rainier may abstain from voting on the proposal, if (a) Rainier determines that an abstention is in the best interest of the affected clients as a whole, (b) the cost of voting the proxy are extraordinary and exceed the expected benefit to the affected client as a whole, (c) Rainier concludes that the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) Rainier has not received a timely response from the client; or

(vi) Rainier may implement any other procedure that results in a decision that is demonstrably based on the client’s best interest and not the product of the conflict.

The extent to which Rainier will support or give weight to the views of management of a portfolio company.

Rainier bases voting decisions on policy guidelines and on RMG recommendations, both of which are driven by considerations of the best interests of Rainier’s clients and mutual fund shareholders. Rainier votes in favor of management positions only when they coincide with the best interests of clients and mutual fund shareholders.

Policies and procedures relating to matters substantially affecting the rights of the holders of the security being voted.

Rainier policy guidelines include a section devoted specifically to shareholder rights. Rainier generally supports shareholder voting rights and opposes efforts to restrict them.

Disclosure to Clients.

Rainier will disclose to its clients how they may obtain information from Rainier about how Rainier voted with respect to their securities. Rainier will provide to its clients a description or a copy of these proxy voting policies and procedures.

Books and Records Maintained by Rainier.

In connection with voting proxies and this Proxy Policy, Rainier maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

•	Rainier’s policies and procedures relating to voting proxies;

•

A copy of each proxy statement that Rainier receives regarding clients’ securities, provided that Rainier may rely on (a) a third party to make and retain, on Rainier’s behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•

A record of each vote cast by Rainier on behalf of clients, provided that Rainier may rely on a third party to make and retain, on Rainier’s behalf, pursuant to a written undertaking, records of votes cast;

•	Copies of any documents created by Rainier that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in Rainier’s main business office.

State Street Global Advisors/SSgA

March 2011

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team, comprised of corporate governance professionals and governance analysts, is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

6)	documents the reason(s) for voting for all non-routine items; and

7)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and anlaysis relating to general corporate governance issues and specifc proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no liklihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i) proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a signficant precedent in corporate governance); and

(ii) proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarrented, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which can also help protect shareholder value.

The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face to face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure, best practice and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, we routinely discuss the importance of the board with issuers.

In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. In assessing nominees, SSgA FM considers whether board nominees will perform their duties without management influence, and whether the nominee has the appropriate skills and industry knowledge necessary to contribute fully to the company.

SSgA FM advocates that boards adopt a committee structure with independent directors on the key committees. When opposing directors, based on independence factors, SSgA FM focuses on the key committees. We believe a vigorous and diligent board of directors, a majority of whom are independent, with an appropriate committee structure, is the key to fulfilling the board’s responsibilities to a corporations’ effective governance.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

We believe the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, we believe the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though we don’t seek involvement in the day-to-day operations of an organization, we recognize the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, we believe the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We believe SSgA FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. We will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make voting decisions in the manner we believe will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I. DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA FM generally supports election of directors in most uncontested elections. However, SSgA FM may withhold votes from (or support the removal of) a nominee or an entire board, in certain circumstances, including but not limited to:

•

A nominee who we determine to be inadequately independent of management and serves on any of the board’s key committees (compensation, audit, and nominating). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of board meetings, or whether the nominee receives non-board related compensation from the issuer.

•	CEOs of public companies who sit on more than three public company boards.

•	Nominees who sit on more than six public company boards.

•

SSgA FM may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA FM may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA FM will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA FM will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard if it is based on shares outstanding, and SSgA FM will generally vote against proposals requesting a majority vote based on votes cast standard.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares outstanding) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders right plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case by case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

II. AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

III. CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV. MERGERS AND ACQUISTIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V. ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA FM will support proposals for the right to call a special meeting, and SSgA FM will vote against proposals seeking to eliminate the right to call a special meeting.

Where the right to call a special meeting exists:

•	SSgA FM supports shareholder proposals to reduce the threshold to call a special meeting to 10%.

•

SSgA FM supports management proposals to reduce the threshold to call a special meeting to a percentage lower than the current threshold, for example, we will support a company moving from a 40% threshold to a 25% threshold.

Super-Majority

SSgA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI. REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plans plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate.

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting.

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives.

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

VII. ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

Dated: March 15, 2011

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We evaluate proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions on a case-by-case basis.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Proxy Voting Policies and Procedures

Templeton Global Advisors Limited (hereinafter the “Manager”) has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the Manager’s instructions and/or policies. The Manager votes proxies solely in the interests of the Portfolio and its shareholders.

To assist it in analyzing proxies, the Manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the Manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the Manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the Manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Portfolio and its shareholders. Efforts are made to resolve all conflicts in the interests of the Manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Portfolio with the Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Portfolio, the Proxy Group may refer the matter, along with the recommended course of action by the Manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the Manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Portfolio. Where the Proxy Group or the Proxy Review Committee refers a matter to the Portfolio, it may rely upon the instructions of a representative of the Portfolio, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Manager rather than sending the proxy directly to the Portfolio for approval.

To avoid certain potential conflicts of interest, the Manager will employ echo voting, if possible, in the following instances: (1) when the Portfolio invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Portfolio invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Portfolio’s governing documents or applicable law. Echo voting means that the investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the Portfolio’s shares.

The recommendation of management on any issue is a factor that the Manager considers in determining how proxies should be voted. However, the Manager does not consider recommendations from management to be determinative of the Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Manager’s proxy voting policies and principles The Manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the Manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The Manager will review the issue of separating Chairman and CEO positions as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. The Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the Manager will examine proposals relating to non-audit relationships and non-audit fees. The Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Manager believes that executive compensation should be directly linked to the performance of the company. The Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Manager will generally oppose “golden parachutes” that are considered to be excessive. The Manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues. The Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Manager conducts an independent review of each anti-takeover proposal. On occasion, the Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Portfolio or its shareholders’ interests. The Manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The Manager will generally give management discretion with regard to social, environmental and ethical issues, although the Manager may vote in favor of those that are believed to have significant economic benefits or implications for the Portfolio and its shareholders.
Global corporate governance. Many of the tenets discussed above are applied to the Manager’s proxy voting decisions for international investments. However, the Manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The Manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the Manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the Manager may determine that it is not in the best interests of the Portfolio to recall the security for voting purposes. Also, the Manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the Manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Portfolio’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Third Avenue Small Cap Value

Proxy Voting

Introduction

As a buy and hold investor, one of TAM’s primary considerations for any purchase candidate is a company’s management. TAM’s initial decision to buy securities of a company is generally based, at least in part on TAM’s support for the company’s management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company’s management, it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals. The policy and procedures below describe how TAM votes proxies for its clients.

TAM’s policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM’s senior management. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

1. Corporate Governance Matters

a) Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

b) State of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

c) Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

d) Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings

e) Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

f) Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

g) Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management’s recommendations.

h) Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.

i) Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

•	Fees for non-audit services are excessive; or

•	The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer’s financial position.

j) Cumulative Voting

TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer’s other corporate governance provisions.

2. Equity-based Compensation Plans

TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients’ ownership, provide excessive awards to participants, or have other inherently objectionable features.

TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan’s impact on shareholdings.

TAM will normally oppose plans that have any of the following structural features:

•	Ability to re-price underwater options without shareholder approval.

•	Ability to issue options with an exercise price below the stock’s current market price without shareholder approval.

•	Ability to issue reload options.

•	Automatic share replenishment feature.

TAM normally opposes plans not meeting the following conditions:

•	Shareholder approval should be required in order to make any material change to the plan.

•	Awards to non-employee directors should be subject to the terms of the plan and not subject to management or board discretion.

3. Measures Relating to Takeovers

a) Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

b) Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

c) Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company’s charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

d) Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more. Under normal circumstances, TAM will oppose proposals that would grant directors the authority to issue additional shares without providing pre-emptive rights to existing shareholders to the extent such an increase of shares exceeds 5% of the issuer’s outstanding capital.

e) Greenmail

TAM will normally support proposals to restrict a company’s ability to make greenmail payments.

f) State Anti-takeover Statutes

TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

4. Social Policy Issues

TAM believes that “ordinary business matters” are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

5. Abstention From Voting

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

6. Foreign Securities

Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer’s stock within a given period of time on or around the shareholder meeting date. If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets, or that TAM may not otherwise receive sufficient timely information to make a voting determination.

7. Securities Lending

In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.

8. Restrictions After Filing Form 13D

If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10th day after the Form 13D was filed.

9. Procedures

TAM’s Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in client accounts, where voting power has been granted to TAM.

10. Monitoring for Upcoming Votes

TAM’s Accounting Department relies on each client’s custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for clients. In addition, the Accounting Department informs the GC or his designee who shall present proxies received to the Proxy Voting Committee.

11. Proxy Voting Committee

The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by TAM’s President, determines how proxies shall be voted applying TAM’s policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. TAM’s GC or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of TAM’s Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.

12. Submitting the Vote

TAM’s Legal Department instructs the Accounting Department in writing how to vote the shares held for clients in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for clients and provide the Legal Department with documentation that (and how) the shares have been voted.

13. Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM’s GC. Examples of potential conflicts include:

a) A material client or vendor relationship between TAM (or an affiliate of TAM, including but not limited to any “access person” of TAM as defined under TAM’s Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).

b) TAM (or an affiliate of TAM, including but not limited to any “access person” of TAM as defined under TAM’s Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM’s investment advisory capacity.

c) TAM (or any “access person” of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.

d) TAM’s clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.

When presented with an actual, potential or appearance of conflict in voting a proxy, TAM’s GC shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:

•	Determine that there is no conflict or that it is immaterial.

•	Ensure that the proxy is voted in accordance with the policy guidelines stated above.

•	Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.

•	Discuss the matter with TAM’s CCO

•	Discuss the matter with the client and obtain direction on how to vote the client’s securities.

TAM’s GC shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM’s GC shall apply the following guidelines:

•	Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

•

In analyzing conflicts relating to representation on an issuer’s Board of Directors or a personal or family relationship to the issuer, the GC will consider the degree of direct or indirect influence that the person having the relationship may have on TAM’s voting process. Such situations involving TAM’s senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.

14. Recordkeeping

TAM shall maintain all required records relating to its voting determinations.

a) TAM shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for client accounts:

•

Proxy statements and other solicitation material received regarding securities held in client accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM);

•	Records of votes cast on behalf of the clients

b) TAM’s GC shall maintain for six years (two in an easily accessible place):

•	Proxy voting policies and procedures;

•	Written documentation supporting all exceptions to the policy guidelines; and

•	Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

TURNER INVESTMENTS, L.P.

TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investments, L.P., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations

and Technology Administration

c/o Turner Investments, L.P.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: June 15, 2009

2011 U.S. Proxy Voting Guidelines Summary

December 16, 2010

Institutional Shareholder Services Inc.

ISS’ 2011 U.S. Proxy Voting Guidelines Summary

Effective for Meetings on or after Feb. 1, 2011

Published December 15, 2010

Updated December 16, 2010

The following is a condensed version of the proxy voting recommendations contained in ISS’ U.S. Proxy Voting Manual.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

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Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

*  *  *  *  *

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

*  *  *  *  *

Change Company Name

Vote FOR proposals to change the corporate name.

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Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

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Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

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Audit-Related

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

*  *  *  *  *

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

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Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

1. Board Accountability

VOTE WITHHOLD/AGAINST3 the entire board of directors (except new nominees4, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

Classified	board structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

[3]

In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[4]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

•	A supermajority vote requirement;

•	Majority vote standard for director elections with no carve out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.	Failure to replace management as appropriate; or

1.18.	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3. Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	The full board is less than majority independent.

4. Director Competence

Attendance at Board and Committee Meetings

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Overboarded Directors

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

*  *  *  *  *

2011 ISS Categorization of Directors

1.	Inside Director (I)

1.1.	Employee of the company or one of its affiliates[i].

1.2.	Among the five most highly paid individuals (excluding interim CEO).

1.3.	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)ii.

1.4.	Current interim CEO.

1.5.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.	Affiliated Outside Director (AO)

Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former CEO

2.2.	Former CEO of the companyiii,iv.

2.3.	Former CEO of an acquired company within the past five yearsiv.

2.4.	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made[v].

Non-CEO Executives

2.5.	Former Section 16 officerii of the company, an affiliate[i] or an acquired firm within the past five years.

2.6.	Section 16 officerii of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7.	Section 16 officerii, former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family membervi of a current or former Section 16 officerii of the company or its affiliates[i] within the last five years.

2.9.

Immediate family membervi of a current employee of company or its affiliates[i] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliate[i] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliate[i] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.14.	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliates[i].

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].

2.17.	Founderxi of the company but not currently an employee.

2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)

3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

[i]	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
ii

“Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

iii	Includes any former CEO of the company prior to the company’s initial public offering (IPO).
iv

When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[v]

ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

vi

“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii

Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii

A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix

Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[x]

Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi	The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause ISS to deem the founder as an independent outsider.
xii

For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

*  *  *  *  *

Board-Related Management Proposals

Age Limits

Vote AGAINST management proposal to limit the tenure of outside directors through mandatory retirement ages.

*  *  *  *  *

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

*  *  *  *  *

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

*  *  *  *  *

Cumulative Voting

Generally vote AGAINST management proposals to eliminate cumulative voting.

*  *  *  *  *

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

*  *  *  *  *

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

*  *  *  *  *

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

*  *  *  *  *

Majority Vote Threshold for Director Elections

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

*  *  *  *  *

Term Limits

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

*  *  *  *  *

Board-Related Shareholder Proposals/Initiatives

Age Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

*  *  *  *  *

Annual Election (Declassification) of the Board

Vote FOR shareholder proposals to repeal classified (staggered) boards, and to elect all directors annually.

*  *  *  *  *

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

*  *  *  *  *

Cumulative Voting

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

*  *  *  *  *

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

*  *  *  *  *

Establishment of Board Committees Shareholder Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and/or

•	The scope and structure of the proposal.

*  *  *  *  *

Establishment of Board Policy on Shareholder Engagement

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to ISS’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

*  *  *  *  *

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

*  *  *  *  *

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

*  *  *  *  *

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

*  *  *  *  *

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

*  *  *  *  *

Open Access (Proxy Access)

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

*  *  *  *  *

Proxy Contests- Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

*  *  *  *  *

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

*  *  *  *  *

Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

*  *  *  *  *

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

*  *  *  *  *

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

*  *  *  *  *

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

*  *  *  *  *

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

*  *  *  *  *

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

*  *  *  *  *

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

*  *  *  *  *

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

*  *  *  *  *

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

*  *  *  *  *

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

*  *  *  *  *

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

*  *  *  *  *

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL. Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

*  *  *  *  *

Poison Pills- Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

*  *  *  *  *

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

* * * * *

Poison Pills- Management Proposals toRatify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

* * * * *

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

* * * * *

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

* * * *  *

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[5] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

* * * * *

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

[5]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

* * * *  *

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

* * * *  *

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

* * * * *

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

* * * * *

4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

* * * * *

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

* * * * *

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

* * * *  *

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

* * * * *

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

* * * *  *

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

* * * * *

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

* * * * *

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

* * * * *

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using an allowable increase calculated by ISS.

* * * * *

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

* * * * *

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

* * * *  *

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

* * * * *

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

* * * * *

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

* * * * *

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

* * * * *

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue other alternatives;

•	Control issues; and

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

* * * * *

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

* * * * *

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

-	Are all shareholders able to participate in the transaction?

-	Will there be a liquid market for remaining shareholders following the transaction?

-	Does the company have strong corporate governance?

-	Will insiders reap the gains of control following the proposed transaction?

-	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

* * * *  *

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

* * * * *

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

* * * *  *

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

* * * *  *

Plans of Reorganization (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

* * * * *

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements taking into consideration:

1.	Dilution to existing shareholders’ position.

-	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

2.	Terms of the offer — discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.

-	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.

-	When evaluating the magnitude of a private placement discount or premium, ISS will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

3.	Financial issues include but are not limited to examining the following:

-	Company’s financial situation;

-	Degree of need for capital;

-	Use of proceeds;

-	Effect of the financing on the company’s cost of capital;

-	Current and proposed cash burn rate; and

-	Going concern viability and the state of the capital and credit markets.

4.	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

5.	Control issues:

-	Change in management;

-	Change in control,

-	Guaranteed board and committee seats;

-	Standstill provisions;

-	Voting agreements;

-	Veto power over certain corporate actions.

Minority versus majority ownership and corresponding minority discount or majority control premium

6.	Conflicts of interest

-	Conflicts of interest should be viewed from the perspective of the company and the investor.

-	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?

7.	Market reaction

-	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

* * * * *

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•

Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction — How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements — Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

* * * *  *

Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

* * * * *

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management;

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	Whether company is actively exploring its strategic options, including retaining a financial advisor.

* * * * *

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices — dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•	AGAINST management “say on pay” (MSOP) proposals;

•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•	In egregious situations;

•	When no MSOP item is on the ballot; or

•	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

*  *  *  *  *

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

*  *  *  *  *

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•

The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that do not expressly prohibit the repricing or exchange of underwater stock options without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

 * * * * *

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

Burn Rate Table for 2011

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2011 Burn Rate Cap*	Mean	Standard Deviation	2011 Burn Rate Cap*
1010	Energy	1.91%	2.12%	4.03%	3.92%	9.62%	6.30%
1510	Materials	1.63%	1.41%	3.04%	2.25%	4.73%	6.54%
2010	Capital Goods	1.78%	1.56%	3.34%	3.14%	6.03%	6.69%
2020	Commercial Services & Supplies	2.96%	3.79%	4.89%	4.33%	9.02%	5.53%
2030	Transportation	1.75%	1.61%	3.36%	2.57%	6.12%	4.31%
2510	Automobiles & Components	2.00%	1.26%	3.25%	5.15%	14.37%	4.99%
2520	Consumer Durables & Apparel	2.18%	1.08%	3.26%	2.20%	4.10%	5.37%
2530	Consumer Services	2.93%	5.08%	4.80%	3.60%	6.39%	5.17%
2540	Media	2.35%	1.75%	4.10%	2.89%	3.46%	6.03%
2550	Retailing	2.45%	1.66%	4.11%	2.22%	2.41%	4.62%
3010, 3020, 3030	Consumer Staples	1.86%	1.90%	3.76%	3.23%	5.08%	5.17%
3510	Health Care Equipment & Services	2.90%	1.76%	4.66%	4.40%	5.53%	9.92%
3520	Pharmaceuticals & Biotechnology	3.92%	4.48%	7.16%	6.14%	10.35%	10.58%
4010	Banks	1.36%	1.41%	2.78%	1.13%	3.73%	4.12%
4020	Diversified Financials	5.03%	7.33%	7.15%	4.66%	5.88%	10.30%
4030	Insurance	1.58%	1.46%	3.04%	1.69%	5.09%	4.31%
4040	Real Estate	1.01%	1.01%	2.02%	1.07%	2.12%	3.18%
4510	Software & Services	4.40%	2.86%	7.26%	6.36%	15.15%	9.58%
4520	Technology Hardware & Equipment	3.56%	2.28%	5.84%	5.07%	10.87%	9.08%
4530	Semiconductor Equipment	4.07%	2.57%	6.64%	4.48%	3.29%	7.78%
5010	Telecommunication Services	2.79%	2.07%	4.50%	6.46%	14.75%	7.08%
5510	Utilities	0.78%	0.56%	2.00%	6.51%	14.22%	3.64%

*	The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/- 2 percentage points relative to prior year burn rate cap for same industry/index group.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

* * * * *

Pay-for-Performance- Impact on Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

•	Magnitude of pay increase/decrease in the last fiscal year;

•	Source of pay increase (cash or equity); and

•	Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See Pay-for-Performance discussion under Executive Pay Evaluation for further details.

Liberal Definition of Change-in-Control

Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

* * * * *

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

* * * * *

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

* * * * *

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

* * * *  *

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•

Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

-	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

-	The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

-	The general vesting provisions of option grants; and

-	The distribution of outstanding option grants with respect to the named executive officers;

•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

* * * * *

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

* * * *  *

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

* * * * *

Employee Stock Purchase Plans — Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

*  *  *  *  *

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

*  *  *  *  *

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s classification of director independence, or if the plan contains excessive problematic provisions.

*  *  *  *  *

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing — was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting — does the new option vest immediately or is there a black-out period?

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

*  *  *  *  *

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

*  *  *  *  *

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

*  *  *  *  *

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

-	A minimum vesting of three years for stock options or restricted stock; or

-	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

-	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

*  *  *  *  *

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

*  *  *  *  *

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

*  *  *  *  *

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

*  *  *  *  *

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

*  *  *  *  *

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

*  *  *  *  *

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

*  *  *  *  *

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

*  *  *  *  *

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines;

-	A holding period requirement coupled with a significant long-term ownership requirement; or

-	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

*  *  *  *  *

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

*  *  *  *  *

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a CASE-BY-CASE analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

*  *  *  *  *

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

*  *  *  *  *

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

*  *  *  *  *

Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

*  *  *  *  *

Recoup Bonuses

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. ISS will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

*  *  *  *  *

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

*  *  *  *  *

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

*  *  *  *  *

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

*  *  *  *  *

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under ISS policy, and may even result in withheld votes from compensation committee members. The second component of this proposal — related to the elimination of accelerated vesting — requires more careful consideration. The following factors will be taken into regarding this policy.

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

*  *  *  *  *

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

*  *  *  *  *

6. Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

*  *  *  *  *

Animal Welfare

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

*  *  *  *  *

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

*  *  *  *  *

Controlled Atmosphere Killing (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

* * * * *

Consumer Issues

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

* * * * *

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.

* * * * *

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

* * * * *

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

* * * * *

Tobacco

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

* * * *  *

Diversity

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

* * * * *

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

* * * * *

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

* * * * *

Climate Change and the Environment

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

* * * * *

Concentrated Animal Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

•	The company publicly discloses company and supplier farm environmental performance data; or

•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

* * * * *

Energy Efficiency

Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

* * * *  *

Facility and Operational Safety/Security

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

* * * * *

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

* * * * *

Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

* * * * *

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal and the costs and methods of implementation;

•	Whether the company has a poor environmental track record, such as violations of applicable regulations.

* * * *  *

Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

* * * * *

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

* * * * *

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

* * * * *

Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);

•	The company’s existing healthcare policies, including benefits and healthcare access; and

•	Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

* * * * *

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

* * * *  *

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

* * * * *

International Issues, Labor Issues, and Human Rights

Community Social and Environmental Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	Scope of the resolution.

* * * * *

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

* * * *  *

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

* * * *  *

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

* * * *  *

MacBride Principles

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

•

Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

* * * * *

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

* * * * *

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

* * * * *

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

* * * *  *

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

* * * * *

7. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

* * * * *

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

* * * *  *

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

* * * * *

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

* * * * *

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

* * * * *

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

* * * * *

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

* * * *  *

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

* * * * *

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

* * * * *

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

* * * * *

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

* * * * *

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

* * * * *

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

* * * * *

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

* * * * *

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

* * * * *

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

* * * * *

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

* * * * *

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

* * * *  *

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

* * * * *

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

* * * * *

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

* * * * *

APPENDIX D

Portfolio Managers

The Subadvisers have provided the Trust with the following information regarding each Portfolio’s portfolio managers identified in the Trust’s Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2011 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The Subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of December 31, 2011. Other than as set forth below, as of December 31, 2011, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

AllianceBernstein Global Dynamic Allocation Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Seth Masters	Registered Investment Companies	149	$26,296,000,000	0	N/A
	Other Pooled Investment Vehicles	272	$10,627,000,000	9	$415,000,000
	Other Accounts	90	$15,026,000,000	7	$1,786,000,000

Daniel Loewy	Registered Investment Companies	46	$2,341,000,000	0	N/A
	Other Pooled Investment Vehicles	113	$5,143,000,000	0	N/A
	Other Accounts	22	$8,400,000,000	0	N/A

Material Conflicts of Interest

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of

AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

Portfolio Manager Compensation

The Manager’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: The Manager’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under the Manager’s Partners Compensation Plan (“deferred awards”): The Manager’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Beginning in 2009, all deferred awards are in the form of the Manager’s publicly traded equity securities.

(iv) Contributions under the Manager’s Profit Sharing/401(k) Plan: The contributions are based on the Manager’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Manager.

(v) Compensation under the Manager’s Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager’s publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Seth Masters	X
Daniel Loewy	X

AQR Global Risk Balanced Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Brian K. Hurst	Registered Investment Companies	5	$2,622,748,114	0	N/A
	Other Pooled Investment Vehicles	34	$12,387,454,534	12	$4,099,869,809
	Other Accounts	24	$6,655,283,330	3	$992,363,037

Michael Mendelson	Registered Investment Companies	2	$388,491,511	0	N/A
	Other Pooled Investment Vehicles	20	$7,176,337,773	5	$937,902,309
	Other Accounts	0	N/A	0	N/A

Yao Hua Ooi	Registered Investment Companies	5	$2,622,748,114	0	N/A
	Other Pooled Investment Vehicles	17	$7,099,006,119	4	$860,570,655
	Other Accounts	1	$31,292,368	0	N/A

Material Conflicts of Interest

Each of the portfolio managers is also responsible for managing other accounts in addition to the Portfolio, including other accounts of AQR Capital Management, LLC (“AQR”) or its affiliates, such as separately managed accounts for foundations, endowments, pension plans, and high net-worth families. Other accounts may also include accounts managed by the portfolio managers in a personal or other capacity, and may include registered investment companies and unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act of 1940 (such companies are commonly referred to as “hedge funds”). Management of other accounts in addition to the Portfolio can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. Because of their positions with respect to the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with similar investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by AQR or its affiliates, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts simultaneously, AQR, or the portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts or may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Portfolio.

AQR and its portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) to seek to address potential conflicts that may arise in connection with the management of the Portfolio, other funds managed by AQR or its affiliates, separately managed accounts, and other accounts.

Compensation

Compensation for Portfolio Managers: The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds managed by AQR. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brian K. Hurst	X
Michael Mendelson	X
Yao Hua Ooi	X

BlackRock Global Tactical Strategies Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Philip J. Green	Registered Investment Companies	21	$4,480,000,000	0	N/A
	Other Pooled Investment Vehicles	15	$2,690,000,000	0	N/A
	Other Accounts	5	$1,640,000,000	2	$1,300,000,000

Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager’ may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio manager of this fund is not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Mr. Green’s performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Green has received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Mr. Green has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Philip J. Green	X

BlackRock High Yield Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James Keenan	Registered Investment Companies	22	$11,380,000,000	0	N/A
	Other Pooled Investment Vehicles	19	$6,350,000,000	12	$2,090,000,000
	Other Accounts	25	$5,070,000,000	2	$271,200,000

Mitchell Garfin	Registered Investment Companies	13	$9,010,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$3,830,000,000	3	$179,900,000
	Other Accounts	25	$6,130,000,000	4	$544,300,000

Derek Schoenhofen	Registered Investment Companies	10	$7,610,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$3,950,000,000	1	$301,000,000
	Other Accounts	33	$6,860,000,000	4	$544,300,000

Charlie McCarthy	Registered Investment Companies	6	$1,490,000,000	0	$0
	Other Pooled Investment Vehicles	2	$2,530,000,000	0	$0
	Other Accounts	19	$4,570,000,000	4	$544,300,000

Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. With respect to these portfolio managers, such benchmarks for the Portfolio and other accounts are a combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Garfin, Keenan and Schoenhofen have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Garfin, Keenan and Schoenhofen have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James Keenan	X
Mitchell Garfin	X
Derek Schoenhofen	X
Charlie McCarthy	X

BlackRock Large Cap Core Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Robert C. Doll	Registered Investment Companies	23	$13,810,000,000	0	N/A
	Other Pooled Investment Vehicles	11	$2,730,000,000	1	$119,100,000
	Other Accounts	8	$1,530,000,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Daniel Hanson	Registered Investment Companies	22	$13,850,000,000	0	N/A
	Other Pooled Investment Vehicles	11	$2,730,000,000	1	$119,100,000
	Other Accounts	8	$1,530,000,000	0	N/A

Peter Stournaras	Registered Investment Companies	22	$13,850,000,000	0	N/A
	Other Pooled Investment Vehicles	11	$2,730,000,000	1	$119,100,000
	Other Accounts	8	$1,530,000,000	0	N/A

Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Doll, Hanson and Stournaras may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Doll, Hanson and Stournaras may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolio and other accounts are Lipper Multi-Cap Core, Lipper Multi-Cap Growth and Lipper Multi-Cap Value Fund Classifications.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Doll and Hanson have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Doll, Hanson and Stournaras have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Robert C. Doll	X
Daniel Hanson	X
Peter Stournaras	X

Clarion Global Real Estate Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
T. Ritson Ferguson	Registered Investment Companies	12	$8,785,085,358	0	N/A
	Other Pooled Investment Vehicles	39	$5,588,574,474	6	$427,773,387
	Other Accounts	77	$5,253,274,472	6	$732,392,344

Steven D. Burton	Registered Investment Companies	10	$7,410,930,317	0	N/A
	Other Pooled Investment Vehicles	38	$5,423,742,342	6	$427,773,387
	Other Accounts	58	$4,597,169,602	6	$732,392,344

Joseph P. Smith	Registered Investment Companies	12	$8,785,085,358	0	N/A
	Other Pooled Investment Vehicles	37	$5,537,957,333	6	$427,773,387
	Other Accounts	76	$4,641,960,793	6	$732,392,344

Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

Senior management of Clarion, including the portfolio managers primarily responsible for the Portfolio, owns approximately 23% of the firm on a fully-diluted basis. Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.

There are three pieces of compensation for portfolio managers — base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Portfolio. With respect to the Portfolio, such benchmarks include the FTSE EPRA/NAREIT Developed Index and the S&P Developed Property Index. Compensation is not based on the level of Portfolio assets.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
T. Ritson Ferguson	X
Steven D. Burton	X
Joseph P. Smith	X

Dreman Small Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
David N. Dreman	Registered Investment Companies	11	$3,142,142,097	0	N/A
	Other Pooled Investment Vehicles	1	N/A	0	N/A
	Other Accounts	51	$794,373,422	0	N/A

E. Clifton Hoover Jr.	Registered Investment Companies	12	$3,142,756,405	0	N/A
	Other Pooled Investment Vehicles	1	N/A	0	N/A
	Other Accounts	51	794,373,422	0	N/A

Mark Roach	Registered Investment Companies	10	$3,042,620,077	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	17	$155,434,702	0	N/A

Mario Tufano	Registered Investment Companies	7	$2,929,000,033	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	17	$155,434,702	0	N/A
Material Conflicts of Interest

In addition to managing the assets of the Portfolio, the portfolio manager may manage other client accounts of the subadviser. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolio’s most recent fiscal year end.

Compensation

All of our investment professionals are evaluated primarily on their ability to achieve excellent investment results, over full market cycles, relative to their benchmark, peers and client objectives.

Our compensation plans are designed to attract and retain experienced and exceptional professionals. We have a highly competitive compensation plan made up of a fixed salary component, a variable bonus component, and comprehensive benefits. A profit sharing plan and ownership in the firm is currently offered to Dreman Value Management LLC’s partners. The variable bonus allows us to compensate our investment professionals based on results, which aligns their interests directly with our clients’ interests.

Base salaries are a factor of job function. We offer competitive pay by many measures including compensation surveys compiled for the asset management industry and the broader financial services industry in the New York City area.

Variable bonuses, which are based on performance, may include some or all of the following components: cash and possibility of stock grants. There are many measures of performance. For portfolio managers and associate portfolio managers, success is defined largely by their ability to generate superior investment results for our clients relative to their benchmarks, peer group and client objectives. For our client service team, important factors are retention and other measures of general client satisfaction.

In addition to offering employees a comprehensive compensation package with full benefits (medical, dental, vision, disability, vacation), we are committed to maintaining a rewarding work environment that fosters teamwork, innovation and camaraderie. We offer continuing education and training to our professionals and actively encourage people to avail themselves of those resources. Importantly, we know that workplace diversity provides real benefits to our firm and clients and we strive to maintain a professional environment supportive of that diversity.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David Dreman	X
E. Clifton Hoover, Jr.	X
Mark Roach	X
Mario Tufano	X

Met/Eaton Vance Floating Rate Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Scott H. Page	Registered Investment Companies	12	$17,809,800,000	0	N/A
	Other Pooled Investment Vehicles	6	$6,087,700,000	0	N/A
	Other Accounts	2	$1,300,300,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Craig P. Russ	Registered Investment Companies	8	$15,550,400,000	0	N/A
	Other Pooled Investment Vehicles	1	$3,969,200,000	0	N/A
	Other Accounts	2	$1,300,200,000	0	N/A

Andrew N. Sveen	Registered Investment Companies	5	$3,189,400,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Portfolio’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate Eaton Vance Management (“Eaton Vance”) based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation

Compensation of Eaton Vance’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance’s employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation — Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed portfolios and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Portfolio performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a portfolio’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a portfolio and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For portfolios that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other portfolios, performance is evaluated on a pre-tax basis. For a portfolio with an investment objective other than total return (such as current income), consideration will also be given to the portfolio’s success in achieving its objective. For managers responsible for multiple portfolios and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed portfolios and accounts. Portfolios and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Eaton Vance’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott H. Page	X
Craig P. Russ	X
Andrew N. Sveen	X

Met/Franklin Income Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Edward D. Perks, CFA	Registered Investment Companies	10	$71,886,900,000	0	N/A
	Other Pooled Investment Vehicles	2	$1,176,700,000	0	N/A
	Other Accounts	0	N/A	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Charles B. Johnson	Registered Investment Companies	7	$69,978,700,000	0	N/A
	Other Pooled Investment Vehicles	2	$1,176,700,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Alex Peters	Registered Investment Companies	8	$70,322,200,000	0	N/A
	Other Pooled Investment Vehicles	7	$2,032,200,000	0	N/A
	Other Accounts	3	$116,500,000	0	N/A

Matthew Quinlan	Registered Investment Companies	9	$72,300,500,000	0	N/A
	Other Pooled Investment Vehicles	2	$1,176,700,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be and indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

C-19

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary — Each portfolio manager is paid a base salary.

Annual bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. (Resources) stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of a portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Edward D. Perks, CFA	X
Charles B. Johnson	X
Alex Peters	X
Matthew Quinlan	X

Met/Franklin Low Duration Total Return Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Roger Bayston, CFA	Registered Investment Companies	7	$19,283,200,000	0	N/A
	Other Pooled Investment Vehicles	4	$3,610,400,000	0	N/A
	Other Accounts	1	$1,582,500,000	1	$1,582,500,000

Kent Burns, CFA	Registered Investment Companies	10	$35,921,200,000	0	N/A
	Other Pooled Investment Vehicles	3	$6,590,600,000	0	N/A
	Other Accounts	3	$605,800,000	0	N/A

Christopher J. Molumphy, CFA	Registered Investment Companies	4	$5,272,700,000	0	N/A
	Other Pooled Investment Vehicles	5	$1,819,200,000	0	N/A
	Other Accounts	2	$247,000,000	0	N/A

Material Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be and indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary — Each portfolio manager is paid a base salary.

Annual bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. (Resources) stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Roger Bayston, CFA	X
Kent Burns, CFA	X
Christopher J. Molumphy, CFA	X

Met/Franklin Mutual Shares Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Peter A. Langerman	Registered Investment Companies	13	$39,757,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$2,886,400,000	0	N/A
	Other Accounts	0	N/A	0	N/A

F. David Segal, CFA	Registered Investment Companies	8	$21,352,200,000	0	N/A
	Other Pooled Investment Vehicles	2	$892,400,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Deborah A. Turner, CFA	Registered Investment Companies	8	$21,352,200,000	0	N/A
	Other Pooled Investment Vehicles	3	$913,300,000	0	N/A
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary — Each portfolio manager is paid a base salary.

Annual bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. (Resources) stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of a portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Peter A. Langerman	X
F. David Segal, CFA	X
Deborah A. Turner, CFA	X

Goldman Sachs Mid Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Dolores Bamford	Registered Investment Companies	16	$16,475,000,000	0	$0
	Other Pooled Investment Vehicles	0	$0	1	$16,000,000
	Other Accounts	98	$5,092,000,000	1	$37,000,000

Andrew Braun	Registered Investment Companies	17	$16,959,000,000	0	$0
	Other Pooled Investment Vehicles	0	$0	1	$16,000,000
	Other Accounts	98	$5,092,000,000	1	$37,000,000

Sean Gallagher	Registered Investment Companies	18	$17,058,000,000	0	$0
	Other Pooled Investment Vehicles	0	$0	1	$16,000,000
	Other Accounts	98	$5,092,000,000	1	$37,000,000

Material Conflicts of Interest

Conflicts of Interest. GSAM’s portfolio managers are often responsible for managing one or more of the Portfolios as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM and the Portfolios have adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Compensation

Compensation for GSAM’s portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmark for this Portfolio is the Russell Midcap Value Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Securities*

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Dolores Bamford	X
Andrew Braun	X
Sean Gallagher	X

*	Due to GSAM’s internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Portfolios for which they have primary responsibility.

Harris Oakmark International Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
David G. Herro	Registered Investment Companies	8	$10,146,212,888	0	N/A
	Other Pooled Investment Vehicles	13	$3,383,373,962	0	N/A
	Other Accounts	23	$5,009,236,987	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Robert A. Taylor	Registered Investment Companies	7	$9,928,598,631	0	N/A
	Other Pooled Investment Vehicles	6	$2,004,280,846	0	N/A
	Other Accounts	19	$3,187,974,890	0	N/A

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris Associates L.P. (“Harris”), the adviser to the Portfolio, makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Portfolio, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Portfolio, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Portfolio, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Compensation

David G. Herro and Robert A. Taylor are portfolio managers of the Portfolio. Each of the portfolio managers is an employee of Harris. The portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris and is structured as follows:

(1)	Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2)	Participation in a discretionary bonus pool. A discretionary bonus pool for each of Harris’ domestic and international investment groups is allocated among the senior level employees of each group and is paid annually.

(3)	Participation in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager’s participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the portfolios or the amount of assets under management. Performance is measured in a number of ways, including by portfolio and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P500 and 40% Barclays Bond Index), MSCI Index, MCSI World ex-U.S. Index, and MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages portfolios in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a portfolio’s inception or since a portfolio manager has been managing the portfolio, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David G. Herro	X
Robert A. Taylor	X

Invesco Small Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Juliet Ellis	Other Registered Investment Companies	14	$4,067,100,000	0	N/A
	Other Pooled Investment Vehicles	1	$506,100,000	0	N/A
	Other Accounts	2	$244,000,000	0	N/A

Juan R. Hartsfield	Other Registered Investment Companies	16	$4,399,200,000	0	N/A
	Other Pooled Investment Vehicles	2	$530,900,000	0	N/A
	Other Accounts	2	$244,000,000	0	N/A

Clay Manley	Other Registered Investment Companies	7	$2,359,700,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	1	$55,600,000	0	N/A

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each und and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager as day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

•

Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•

Annual bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for Invesco investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Advisor	Performance time period(i)
Invesco(ii)	One-, Three- and Five-year performance against fund peer group.

(i)	Rolling time periods based on calendar year end.
(ii)	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

•

Equity-based compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Juliet Ellis	X
Juan Hartsfield	X
Clay Manley	X

Janus Forty Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Ron Sachs	Registered Investment Companies	17	$13,773,556,111	1	$12,026,810,768
	Other Pooled Investment Vehicles	1	$48,884,032	0	N/A
	Other Accounts Managed	4	$1,182,273,589	0	N/A

Material Conflicts of Interest

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2011.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation

Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation

Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. (“JCGI”) restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay the portfolio manager primarily on the Managed Fund’s performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

With respect to the portfolio manager’s quarterly variable compensation, the management fee revenue received by Janus Capital in connection with such portfolio manager’s Managed Funds determines the maximum compensation that the individual portfolio manager can receive on a quarterly basis, which is then adjusted downward depending on the portfolio manager’s investment performance on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking (or, as may be applicable, a combination of two or more Lipper peer groups).

The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

One or more portfolio managers may have guaranteed compensation levels during the first few years of employment with Janus.

The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

The Portfolio’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Ron Sachs	X

Lazard Mid Cap Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Robert A. Failla	Registered Investment Companies	16	$9,412,842,422	1	$5,931,361,111
	Other Pooled Investment Vehicles	5	$750,531,924	0	N/A
	Other Accounts	50	$2,479,172,810	0	N/A

Christopher H. Blake	Registered Investment Companies	10	$8,979,616,403	1	$5,931,361,111
	Other Pooled Investment Vehicles	3	$730,112,446	0	N/A
	Other Accounts	65	$2,221,601,996	1	$40,327,556

Daniel P. Breslin	Registered Investment Companies	8	$2,746,432,034	0	N/A
	Other Pooled Investment Vehicles	2	$20,419,478	0	N/A
	Other Accounts	26	$704,393,685	0	N/A

Martin Flood	Registered Investment Companies	16	$11,106,467,950	1	$5,931,361,111
	Other Pooled Investment Vehicles	7	$1,066,785,863	0	N/A
	Other Accounts	193	$4,253,408,878	1	$40,327,556

C-32

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Andrew D. Lacey	Registered Investment Companies	16	$11,261,449,167	1	$5,931,361,111
	Other Pooled Investment Vehicles	13	$1,420,529,592	0	N/A
	Other Accounts	194	$5,423,661,134	0	N/A

Material Conflicts of Interest

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Portfolio, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Portfolio and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolio, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Portfolio. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Portfolio.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Portfolio invests, Lazard could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

Compensation

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the

Portfolio. Portfolio managers responsible for managing the Portfolio may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Robert A. Failla	X
Christopher H. Blake	X
Daniel P. Breslin	X
Martin Flood	X
Andrew D. Lacey	X

Legg Mason ClearBridge Aggressive Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Richard Freeman	Registered Investment Companies	8	$9,489,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$207,000,000	0	N/A
	Other Accounts	28,352	$6,408,000,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Evan Bauman	Registered Investment Companies	7	$6,939,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$207,000,000	0	N/A
	Other Accounts	28,425	$6,773,000,000	0	N/A

Material Conflicts of Interest

Potential conflicts of interest may arise when the Portfolio’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities

If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation

A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers

Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities

The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Compensation

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•

ClearBridge’s Deferred Incentive Plan (CDIP) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock and Stock Option Grants — a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Richard Freeman	X
Evan Bauman	X

Loomis Sayles Global Markets Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Daniel J. Fuss	Registered Investment Companies	14	$47,978,000,000	0	N/A
	Other Pooled Investment Vehicles	3	$1,920,000,000	0	N/A
	Other Accounts	70	$9,981,000,000	3	$463,000,000

Warren N. Koontz	Registered Investment Companies	5	$1,965,000,000	0	N/A
	Other Pooled Investment Vehicles	3	$116,000,000	0	N/A
	Other Accounts	133	$3,395,000,000	0	N/A

David Rolley	Registered Investment Companies	4	$2,274,000,000	0	N/A
	Other Pooled Investment Vehicles	30	$5,322,000,000	1	$420
	Other Accounts	93	$25,326,000,000	12	$2,663

Material Conflicts of Interest

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components — base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary

A fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation

An incentive-based component and generally represents a significant multiple of base salary. It is based on four factors — investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed income managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmarks used for the fixed income investment styles utilized for the Loomis Sayles Global Markets Portfolio are the Barclays U.S. Government/Credit Index, Barclays Aggregate Bond Index and Citigroup World Government Bond Index.

The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower the percentage reflected above.

Equity managers

Generally speaking the performance of the product’s fund is compared against the applicable Morningstar peer group. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for the Loomis Sayles Global Market Portfolio are the Russell 1000 Value Index and the Russell 1000 Growth Index.

Loomis Sayles also uses the institutional peer groups as a point of comparison for equity manager performance because in some instances the firm believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Equity and Fixed Income Managers

Loomis Sayles has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.

The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Daniel J. Fuss	X
Warren N. Koontz				X
David Rolley	X

Lord Abbett Bond Debenture Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Christopher J. Towle	Registered Investment Companies	7	$14,540,500,000	0	N/A
	Other Pooled Investment Vehicles	4	$5,389,900,000	0	N/A
	Other Accounts	2,407	$2,063,500,000	0	N/A

Material Conflicts of Interest

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Portfolio. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

Compensation

When used in this section, the term “fund” refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Portfolio’s performance against one or more benchmarks from among the Portfolio’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Portfolio’s peer group maintained by rating agencies, as well as the Portfolio’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Christopher J. Towle	X

Lord Abbett Mid Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Robert P. Fetch	Registered Investment Companies	10	$10,028,700,000	0	N/A
	Other Pooled Investment Vehicles	4	$508,500,000	0	N/A
	Other Accounts	446	$2,904,200,000	2	$521,800,000

Jeff Diamond	Registered Investment Companies	4	$2,799,700,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	6	$1,403,500,000	0	N/A

Material Conflicts of Interest

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Portfolio. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

Compensation

When used in this section, the term “fund” refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Portfolio’s performance against one or more benchmarks from among the Portfolio’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Portfolio’s peer group maintained by rating agencies, as well as the Portfolio’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Robert P. Fetch	X
Jeff Diamond	X

MetLife Balanced Plus Portfolio (Overlay Portion)

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Vineer Bhansali, Ph.D	Registered Investment Companies	23	$9,134,900,000	0	N/A
	Other Pooled Investment Vehicles	11	$654,490,000	0	N/A
	Other Accounts	17	$3,078,190,000	1	$3,350,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Steve A. Rodosky	Registered Investment Companies	7	$12,536,320,000	0	N/A
	Other Pooled Investment Vehicles	3	$1,214,490,000	0	N/A
	Other Accounts	136	$47,338,110,000	10	$3,290,490,000

Material Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

Compensation

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary — Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation — Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Vineer Bhansali, Ph.D	X
Steve A. Rodosky	X

MFS® Emerging Markets Equity Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jose Luis Garcia	Registered Investment Companies	11	$9,000,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$503,100,000	0	N/A
	Other Accounts	6	$659,200,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Robert Lau	Registered Investment Companies	5	$3,400,000,000	0	N/A
	Other Pooled Investment Vehicles	6	$453,100,000	0	N/A
	Other Accounts	4	$908,200,000	1	$98,600,000

Material Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely affect the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2011, portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•	Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2011, the following benchmarks were used to measure performance for the Portfolio:

Portfolio Manager	Benchmarks
Jose Luis Garcia	MSCI EMF Index
Robert Lau	MSCI EMF Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan, and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jose Luis Garcia	X
Robert Lau	X

MFS® Research International Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jose Luis Garcia	Registered Investment Companies	11	$9,000,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$503,100,000	0	N/A
	Other Accounts	6	$659,200,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Thomas Melendez	Registered Investment Companies	7	$7,900,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$150,400,000	0	N/A
	Other Accounts	2	$326,700,000	0	N/A

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Material Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely affect the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment, and/or include an investment by the portfolio manager.

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2011, portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•	Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to Mr. Garcia, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2011, the following benchmark was used to measure performance for the Portfolio:

Portfolio Manager	Benchmarks
Jose Luis Garcia	MSCI EAFE Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process and overall performance (distinct from fund and other account performance).

With respect to Mr. Melendez, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jose Luis Garcia	X
Thomas Melendez	X

Morgan Stanley Mid Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Dennis Lynch	Registered Investment Companies	35	$17,335,277,033	0	N/A
	Other Pooled Investment Vehicles	4	$3,792,577,187	0	N/A
	Other Accounts	13	$1,167,720,155	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
David Cohen	Registered Investment Companies	35	$17,335,277,033	0	N/A
	Other Pooled Investment Vehicles	4	$3,792,577,187	0	N/A
	Other Accounts	13	$1,167,720,155	0	N/A

Sam Chainani	Registered Investment Companies	35	$17,335,277,033	0	N/A
	Other Pooled Investment Vehicles	4	$3,792,577,187	0	N/A
	Other Accounts	13	$1,167,720,155	0	N/A

Alexander Norton	Registered Investment Companies	35	$17,335,277,033	0	N/A
	Other Pooled Investment Vehicles	4	$3,792,577,187	0	N/A
	Other Accounts	13	$1,167,720,155	0	N/A

Jason Yeung	Registered Investment Companies	35	$17,335,277,033	0	N/A
	Other Pooled Investment Vehicles	4	$3,792,577,187	0	N/A
	Other Accounts	13	$1,167,720,155	0	N/A

Armistead Nash	Registered investment Companies	35	$17,335,277,033	0	N/A
	Other Pooled Investment Vehicles	4	$3,792,577,187	0	N/A
	Other Accounts	13	$1,167,720,155	0	N/A

Material Conflicts of Interest

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investment in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Sub-Adviser could be seen as harming the sales performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.

•

Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

•

Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	The investment performance of the funds/accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Dennis Lynch	X
David Cohen	X
Sam Chainani	X
Alexander Norton	X
Jason Yeung	X
Armistead Nash	X

PIMCO Inflation Protected Bond Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mihir Worah	Registered Investment Companies	23	$65,128,930,000	0	N/A
	Other Pooled Investment Vehicles	18	$9,783,640,000	0	N/A
	Other Accounts	65	$26,144,990,000	13	$3,142,960,000

Material Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

Compensation

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary — Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation — Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mihir Worah	X

PIMCO Total Return Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
William H. Gross	Registered Investment Companies	42	$348,353,040,000	0	N/A
	Other Pooled Investment Vehicles	32	$37,209,840,000	7	$3,171,730,000
	Other Accounts	69	$36,283,660,000	18	$8,438,320,000

Material Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

Compensation

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary — Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation — Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
William H. Gross	X

Pioneer Fund Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
John A. Carey	Registered Investment Companies	6	$8,046,372,000	1	$6,216,136,000
	Other Pooled Investment Vehicles	2	$1,982,783,000	1	$1,960,474,000
	Other Accounts	6	$602,284,000	0	N/A

Walter Hunnewell, Jr.	Registered Investment Companies	6	$8,046,372,000	1	$6,216,316,000
	Other Pooled Investment Vehicles	2	$1,982,783,000	1	$1,960,474,000
	Other Accounts	5	$598,895,000	0	N/A

Material Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation” below.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

•

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation

Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of owners of the accounts (including fund shareholders) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•

Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The performance of the accounts is compared against that of a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest. With respect to Pioneer funds, performance also is compared against a group of mutual funds with similar investment objectives and focus. As a result, the performance of the portfolio manager for compensation purposes is measured against criteria relevant to the portfolio manager’s competitive universe.

•

Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•

Pioneer Results and Business Line Results. Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain Portfolio Managers may also participate in a Long Term Investment Plan aimed at aligning their long-term interests with the profitability of Pioneer Global Asset Management (“PGAM”), the holding company of all the asset management companies of Pioneer that is wholly owned by UniCredit S.p.A. These arrangements are by way of participation in PGAM Units of Investment. Collectively, the plan is referred to as Value4me and has the following attributes:

•

Units of Investment — is a promise of a cash reward where the underlying value is based on the performance of one or more Pioneer Funds as selected by the beneficiary at the point of award. These units have a vesting period of 42 months.

Pioneer Investments also provides a 10-Year Plan to certain Portfolio Managers. This is a deferred compensation program whereby deferred amounts are invested in one or more Pioneer Funds, as selected by the beneficiary at the point of award. This plan has a vesting schedule of up to 10 years.

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John A. Carey	X
Walter Hunnewell, Jr.	X

Pioneer Strategic Income Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts Category	Total Assets in Accounts in Category
Kenneth J. Taubes	Registered Investment Companies	5	$6,846,193,000	0	N/A
	Other Pooled Investment Vehicles	2	$2,889,327,000	0	N/A
	Other Accounts	13	$2,460,050,000	0	N/A

Material Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation” below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer’s financial performance. Pioneer’s compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager’s overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•

Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

•	Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

•

Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain Portfolio Managers may also participate in a Long Term Investment Plan aimed at aligning their long-term interests with the profitability of Pioneer Global Asset Management (“PGAM”), the holding company of all the asset management companies of Pioneer that is wholly owned by UniCredit S.p.A. These arrangements are by way of participation in PGAM Units of Investment. Collectively, the plan is referred to as Value4me and has the following attributes:

•

Units of Investment — is a promise of a cash reward where the underlying value is based on the performance of one or more Pioneer Funds as selected by the beneficiary at the point of award. These units have a vesting period of 42 months.

Pioneer Investments also provides a 10-Year Plan to certain Portfolio Managers. This is a deferred compensation program whereby deferred amounts are invested in one or more Pioneer Funds, as selected by the beneficiary at the point of award. This plan has a vesting schedule of up to 10 years.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Kenneth J. Taubes	X

Pyramis® Government Income Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
William Irving	Registered Investment Companies	12	$46,903,000,000	0	N/A
	Other Pooled Investment Vehicles	3	$1,467,000,000	0	N/A
	Other Accounts	3	$579,000,000	2	$570,000,000

Franco Castagliuolo	Registered Investment Companies	9	$35,992,000,000	0	N/A
	Other Pooled Investment Vehicles	2	$914,000,000	0	N/A
	Other Accounts	3	$579,000,000	2	$570,000,000

Material Conflicts of Interest

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Compensation

William Irving is lead portfolio manager of Pyramis® Government Income Portfolio and receives compensation for his services. Franco Castagliuolo is co-manager of Pyramis® Government Income Portfolio and receives compensation for his services. As of December 31, 2011, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis, FMR (Pyramis’ ultimate parent company) or its affiliates. Each portfolio manager’s bonus is based on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of Pyramis Government Income Portfolio is based on the fund’s pre-tax investment performance measured against the Barclays 40% U.S. Treasury 5+ Year Index/25% Barclays U.S. Agency Index/35% Barclays U.S. MBS Index Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
William Irving	X

Franco Castagliuolo	X

RCM Technology Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Walter Price	Registered Investment Companies	5	$1,681,000,000	0	N/A
	Other Pooled Investment Vehicles	8	$535,000,000	3	$130,000,000
	Other Accounts	8	$480,000,000	0	N/A

Huachen Chen	Registered Investment Companies	5	$1,681,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$530,000,000	2	$130,000,000
	Other Accounts	15	$495,000,000	0	N/A

Material Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Portfolio. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including the Portfolio’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities

Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the RCM Technology Portfolio.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Compensation

RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of its staff with the investment results generated on behalf of its clients. RCM’s compensation structure reflects their belief that investment professionals are a key element of the company’s success in meeting clients’ objectives.

RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a long term incentive plan (the “Bonus Program”). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the “Profit Program”).

Bonus Program

The primary components of RCM’s compensation system are a fixed base salary, an annual cash incentive payment (bonus) and a Long Term Incentive Plan Award (“LTIPA”). RCM strives to provide its people with a competitive overall package, for which it conducts ongoing research to ensure that each component, as well as total compensation, is ahead of or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in our operating results and thus offers our senior professionals participation in the growth of RCM’s business.

Base salary. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component often even capped at certain levels and only adjusted every few years.

Bonus. Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance evaluated based on peer data over a three-year rolling time period (calculated as one-year plus three year results at 25% and 75% weighting) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives. RCM’s regional chief investment officer (“CIO”) as well as the global CIO have the same 70% quantitative/30% qualitative metric as their team members with the 70% determined by the asset weighted performance against respective benchmarks of all the portfolios under their supervision.

Long-Term Incentive Plan. The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system, is to strengthen further the alignment between RCM’s clients, senior professionals, and RCM’s corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM as well as Allianz Global Investors AG, RCM’s parent. LTIPA is awarded annually – for senior professionals it typically amounts to between 20-30 percent of total compensation – and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows RCM to emphasize the longer term nature of many of the projects critical for RCM to deliver results on a sustainable basis. RCM views this as very competitive and similar in nature to ownership, yet its employees do not need a liquidity event to realize large gains in value.

Profit Program

In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Walter Price	X
Huachen Chen	X

Rainier Large Cap Equity Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
James R. Margard	Registered Investment Companies	13	$6,777,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$749,000,000	0	N/A
	Other Accounts	158	$6,973,000,000	0	N/A

Daniel M. Brewer	Registered Investment Companies	13	$6,777,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$749,000,000	0	N/A
	Other Accounts	158	$6,973,000,000	0	N/A

Mark W. Broughton	Registered Investment Companies	13	$6,777,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$749,000,000	0	N/A
	Other Accounts	158	$6,973,000,000	0	N/A

Stacie L. Cowell	Registered Investment Companies	13	$6,777,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$749,000,000	0	N/A
	Other Accounts	158	$6,973,000,000	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mark H. Dawson	Registered Investment Companies	13	$6,777,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$749,000,000	0	N/A
	Other Accounts	158	$6,973,000,000	0	N/A

Andrea L Durbin	Registered Investment Companies	13	$6,777,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$749,000,000	0	N/A
	Other Accounts	158	$6,973,000,000	0	N/A

Peter M. Musser	Registered Investment Companies	13	$6,777,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$749,000,000	0	N/A
	Other Accounts	158	$6,973,000,000	0	N/A

Material Conflicts of Interest

The compensation paid to the Adviser for managing the Portfolio is based only on a percentage of assets under management. Portfolio managers benefit from the Adviser’s revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by the Adviser on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Portfolio or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Adviser allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, the Adviser may aggregate orders of the portfolios it advises with orders from its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Compensation

All portfolio managers are compensated by the Portfolio’s Adviser. All portfolio managers receive a fixed salary. Portfolio managers who are shareholders receive a dividend based on the number of Rainier Investment Management shares owned. Portfolio managers who are not shareholders receive an annual subjective bonus based on the employee’s contribution to the performance of the Portfolio and other accounts that he or she manages, as well as the employee’s teamwork, constructive attitude and other contributions to the Adviser’s business, but not based on the size of the portfolio or assets under management. The measurement of a non-shareholder portfolio manager’s contribution to the performance of a Portfolio is not strictly a quantitative measurement of security performance compared to a benchmark. However, attribution analysis comparing performance of the portfolio holdings to a benchmark for the industry for which the portfolio manager has responsibility is normally reviewed. Typically, periods of one and three years receive greatest scrutiny in performance evaluations, without regard to the effect any taxes would have on those portfolio recommendations.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James R. Margard	X
Daniel M. Brewer	X
Mark W. Broughton	X
Stacie L. Cowell	X
Mark H. Dawson	X
Andrea L Durbin	X
Peter M. Musser	X

SSgA Growth ETF Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category*	Total Assets in Accounts in Category*	Number of Accounts in Category*	Total Assets in Accounts in Category*
Daniel P. Farley, CFA	Registered Investment Companies	5	$2,930,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	299	$74,260,000,000	5	$220,000,000

Timothy J. Furbush, CFA	Registered Investment Companies	5	$2,930,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	299	$74,260,000,000	5	$220,000,000

Christopher J. Goolgasian, CFA, CPA, CAIA	Registered Investment Companies	5	$2,930,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	299	$74,260,000,000	5	$220,000,000

*	Asset Allocation assets are managed on a team basis. The number of accounts and total assets for individual team members may vary from the accounts shown above. The table above refers to State Street Global Advisers (“SSgA”), which is comprised of all the investment management affiliates of State Street Corporation, including SSgA Funds Management, Inc. (“SSgA FM”), the Portfolios’ Subadviser.

Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolio. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM has processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation

The compensation of SSgA FM’s Investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. Further note that the employee’s manager, in conjunction with the senior management of the employee’s business unit, would be responsible for individual compensation decisions. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Daniel P. Farley	X
Timothy J. Furbush	X
Christopher J. Goolgasian	X

SSgA Growth and Income ETF Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category*	Total Assets in Accounts in Category*	Number of Accounts in Category*	Total Assets in Accounts in Category*
Daniel P. Farley, CFA	Registered Investment Companies	5	$1,080,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	299	$74,260,000,000	5	$220,000,000

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category*	Total Assets in Accounts in Category*	Number of Accounts in Category*	Total Assets in Accounts in Category*
Timothy J. Furbush, CFA	Registered Investment Companies	5	$1,080,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	299	$74,260,000,000	5	$220,000,000

Christopher J. Goolgasian, CFA, CPA, CAIA	Registered Investment Companies	5	$1,080,000,000	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	299	$74,260,000,000	5	$220,000,000

*	Asset Allocation assets are managed on a team basis. The number of accounts and total assets for individual team members may vary from the accounts shown above. The table above refers to State Street Global Advisers (“SSgA”), which is comprised of all the investment management affiliates of State Street Corporation, including SSgA Funds Management, Inc. (“SSgA FM”), the Portfolios’ Subadviser.

Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolio. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM has processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation

The compensation of SSgA FM’s Investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. Further note that the employee’s manager, in conjunction with the senior management of the employee’s business unit, would be responsible for individual compensation decisions. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Daniel P. Farley	X
Timothy J. Furbush	X
Christopher J. Goolgasian	X

T. Rowe Price Large Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Mark S. Finn	Registered Investment Companies	7	$14,159,043,407	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	1	$98,637,383	0	N/A

John D. Linehan	Registered Investment Companies	3	$1,408,051,145	0	N/A
	Other Pooled Investment Vehicles	2	$530,431,094	0	N/A
	Other Accounts	32	$3,266,909,887	0	N/A

Brian C. Rogers	Registered Investment Companies	13	$30,157,028,122	0	N/A
	Other Pooled Investment Vehicles	2	$1,726,696,033	0	N/A
	Other Accounts	10	$1,080,797,276	0	N/A

Material Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Value), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mark S. Finn	X
John D. Linehan	X
Brian C. Rogers	X

T. Rowe Price Mid Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Brian Berghuis	Registered Investment Companies	7	$23,372,835,697	0	N/A
	Other Pooled Investment Vehicles	2	$422,565,976	0	N/A
	Other Accounts	6	$575,903,338	0	N/A

Material Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Mid-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brian Berghuis	X

Met/Templeton Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Norman Boersma, CFA	Registered Investment Companies	10	$31,002,200,000	0	N/A
	Other Pooled Investment Vehicles	15	$10,277,000,000	0	N/A
	Other Accounts	17	$2,617,100,000	0	N/A

Tucker Scott, CFA	Registered Investment Companies	13	$32,653,100,000	0	N/A
	Other Pooled Investment Vehicles	4	$7,594,000,000	0	N/A
	Other Accounts	6	$2,094,700,000	0	N/A

Lisa Myers, CFA	Registered Investment Companies	11	$31,341,000,000	0	N/A
	Other Pooled Investment Vehicles	5	$7,786,100,000	0	N/A
	Other Accounts	9	$1,476,800,000	0	N/A
Material Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be and indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary — Each portfolio manager is paid a base salary.

Annual bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. (Resources) (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Tucker Scott, CFA	X
Lisa Myers, CFA	X
Norman Boersma, CFA	X

Met/Templeton International Bond Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael Hasenstab, Ph. D.	Registered Investment Companies	12	$66,877,800,000	0	N/A
	Other Pooled Investment Vehicles	33	$78,861,000,000	0	N/A
	Other Accounts	18	$3,983,600,000	0	N/A

Canyon Chan, CFA	Registered Investment Companies	4	$740,100,000	0	N/A
	Other Pooled Investment Vehicles	6	$1,490,800,000	0	N/A
	Other Accounts	10	$2,235,200,000	0	N/A

Material Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be and indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary — Each portfolio manager is paid a base salary.

Annual bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. (Resources) stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation — Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Hasenstab, Ph.D.	X
Canyon Chan, CFA	X

Third Avenue Small Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Curtis Jensen	Registered Investment Companies	5	$1,400,000,000	0	N/A
	Other Pooled Investment Vehicles	1	$7,000,000	0	N/A
	Other Accounts	*	N/A	0	N/A

*	Curtis Jensen manages three accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

Material Conflicts of Interest

Circumstances may arise under which Third Avenue Management LLC (the “Adviser”) determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

Compensation

Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Portfolio managers who perform additional management functions within the Adviser may receive additional compensation in these other capacities.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Curtis Jensen	X

Turner Mid Cap Growth Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Christopher K. McHugh	Registered Investment Companies	8	$1,700,000,000	1	$29,000,000
	Other Pooled Investment Vehicles	23	$254,000,000	3	$42,000,000
	Other Accounts	17	$891,000,000	4	$402,000,000

Material Conflicts of Interest

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Portfolio where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

Compensation

Turner’s compensation program is designed to promote excellence, accountability and teamwork. Portfolio managers are compensated for superior investment results, not the level of assets in a strategy. The analyst role is compensated based upon the performance of individual stocks recommendations, within an industry specialty, that make it into a portfolio. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Finally, all of our investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Each employee has the opportunity to become an equity owner, which we believe is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Christopher McHugh	X

Van Kampen Comstock Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Kevin C. Holt	Registered Investment Companies	11	$14,460,700,000	0	N/A
	Other Pooled Investment Vehicles	1	$125,000,000	0	N/A
	Other Accounts	3,630	$427,400,000	0	N/A

Jason S. Leder	Registered Investment Companies	11	$14,460,700,000	0	N/A
	Other Pooled Investment Vehicles	1	$125,000,000	0	N/A
	Other Accounts	3,630	$427,400,000	0	N/A

Devin E. Armstrong	Registered Investment Companies	11	$14,460,700,000	0	N/A
	Other Pooled Investment Vehicles	1	$125,000,000	0	N/A
	Other Accounts	3,630	$427,400,000	0	N/A

James N. Warwick	Registered Investment Companies	11	$14,460,700,000	0	N/A
	Other Pooled Investment Vehicles	1	$125,000,000	0	N/A
	Other Accounts	3,630	$427,400,000	0	N/A

Matthew Seinsheimer	Registered Investment Companies	11	$14,460,700,000	0	N/A
	Other Pooled Investment Vehicles	1	$125,000,000	0	N/A
	Other Accounts	3,630	$427,400,000	0	N/A

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager as day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

•

Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•

Annual bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for Invesco investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Subadviser	Performance time period(i)
Invesco(ii)(iii)	One-, Three- and Five-year performance against fund peer group.

(i)	Rolling time periods based on calendar year end.

(ii)	Portfolio managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted.
(iii)	Portfolio Managers for Invesco Van Kampen Comstock Fund’s compensation is based on the one-, three- and five-year performance against the fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund(s) to the Portfolio in this footnote (iii), they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

•

Equity-based compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Kevin C. Holt	X
Jason S. Leder	X
Devin E. Armstrong	X
James N. Warwick	X
Matthew Seinsheimer	X

American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio, American Funds® Moderate Allocation Portfolio, Met/Franklin Templeton Founding Strategy Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Balanced Plus Portfolio (Base Portion), MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Moderate Strategy Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Bryan P. Andersen	Registered Investment Companies	5	$10,111,092,546	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jeffrey L. Bernier	Registered Investment Companies	5	$10,111,092,546	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Johan Grahn	Registered Investment Companies	5	$10,111,092,546	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Alan C. Leland	Registered Investment Companies	5	$10,111,092,546	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Thomas C. McDevitt	Registered Investment Companies	5	$10,111,092,546	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Kristi Slavin	Registered Investment Companies	5	$10,111,092,546	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Material Conflicts of Interest

MetLife Advisers, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

Compensation

The portfolio managers for the Asset Allocation Portfolios and MetLife Balanced Plus Portfolio are compensated following MetLife’s compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife’s retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife’s long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Bryan P. Andersen	X
Jeffrey L. Bernier	X
Johan Grahn	X
Alan C. Leland	X
Thomas C. McDevitt	X
Kristi Slavin	X